As filed with the Securities and Exchange Commission on February 27, 2007

Securities Act File No. 33-80966

Investment Company Act File No. 811-8598

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No	☐
Post-Effective Amendment No. 29	☒

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 30	☒

The Commerce Funds

(Exact Name of Registrant as Specified in Charter)

922 Walnut, Fourth Floor

Mail Code=TB4-1

Kansas City, Missouri 64106

(Address of Principal Executive Offices)

Registrant’s Telephone Number:

1-800-995-6365

Diana E. McCarthy

Drinker Biddle & Reath LLP

One Logan Square

18th and Cherry Streets

Philadelphia, Pennsylvania 19103-6996

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on February 28, 2007 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: none

The Commerce Funds

Institutional Shares Prospectus March 1, 2007

The Core Equity Fund

The Growth Fund

The Value Fund

The MidCap Growth Fund

The International Equity Fund

The Asset Allocation Fund

The Bond Fund

The Short-Term Government

Fund

The National Tax-Free

Intermediate Bond Fund

The Missouri Tax-Free

Intermediate Bond Fund

The Kansas Tax-Free

Intermediate Bond Fund

These securities have not been

approved or disapproved by the

Securities and Exchange Commission,

nor has the Securities and Exchange

Commission passed upon the accuracy

or adequacy of this prospectus.Any

representation to the contrary is a

criminal offense.

The Commerce Funds PAGE 1

The Commerce Funds

What These Funds Are:

These Funds are mutual funds. A mutual fund is a pooled investment that gives you an opportunity to participate in financial markets. Each Fund is professionally managed. Each Fund has stated goals that it attempts to reach. However, as with all mutual funds, none of these Funds can offer guaranteed results. You could lose money in these Funds.

The Commerce Funds consist of eleven investment portfolios, each of which has a separate pool of assets with separate investment objectives and policies. This Prospectus offers Institutional Shares of The Commerce Funds.

The Core Equity Fund

The Growth Fund

The Value Fund

The MidCap Growth Fund

The International Equity Fund

The Asset Allocation Fund

The Bond Fund

The Short-Term Government Fund

The National Tax-Free Intermediate Bond Fund

The Missouri Tax-Free Intermediate Bond Fund

The Kansas Tax-Free Intermediate Bond Fund

What These Funds Are Not:

An investment in any of these Funds is not a bank deposit. Your investment is not insured or guaranteed by the FDIC or any other agency of the government.

PAGE 2 The Commerce Funds

Core Equity Fund

Please see the table on page 67 for more detailed information about the investment practices of the Core Equity Fund and the risks associated with those practices.

Investment Objective

•	Seeks capital appreciation and, secondarily, current income.

Primary Investment Strategies

•

Under normal market conditions, invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in stocks, primarily common stock. The Fund will provide shareholders with at least 60 days notice before changing its 80% investment policy.

•	Invests principally in stocks of companies whose valuation and earnings potentials are attractive.

•	Using a combination of quantitative and fundamental analysis, the Fund seeks a blend of companies either selling below fair value or producing strong earnings leading to future capital appreciation.

•

Generally purchases common stock of companies whose characteristics are comparable to those included in the S&P 500® Index (“Index”). The capitalization range of the Index was $1.41 billion to $446.94 billion as of December 31, 2006.

Primary Risks of Investing in the Fund

Investment Risk:  The value of your investment in this Fund may fluctuate, which means that you could lose money. The types of stocks held by the Fund may not perform as well as other types of stocks.

Market Risk:  General economic conditions and/or the activities of individual companies may cause the value of the securities in the Fund to increase or decrease. The Fund’s net asset value may fluctuate with movements in the equity market.

Management Risk:  A strategy used by the Adviser may fail to produce the intended results.

continued

The Commerce Funds PAGE 3

Core Equity Fund (continued)

Core Equity Fund Past Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Institutional Shares compare to those of a broad-based securities market index. Of course, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The performance of the Fund prior to December 26, 2000 is represented by the performance of the Personal Stock Fund (the “Common Trust Fund”), the predecessor common trust fund that, in all material respects, had the same investment objective, policies, guidelines and investment limitations as the Fund. However, the Common Trust Fund was not registered under the Investment Company Act of 1940 (the “Act”) and therefore was not subject to certain investment restrictions imposed by the Act. If the Common Trust Fund had been registered under the Act, the performance shown for the period prior to December 26, 2000 may have been adversely affected. The total return calculations in the bar chart and table for the period prior to December 26, 2000 have been restated to include the expenses of the Institutional Class but do not include waived fees or reimbursed expenses. The total return calculations in the bar chart and table for certain periods after December 26, 2000 reflect expense limitations in effect. If expense limitations were not in place, the Fund’s performance would have been reduced.

Year-by-Year Total Returns as of 12/31 Each Year (Institutional Shares)

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ‘98 24.81% Worst Quarter* Q3 ’02 –15.74%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

PAGE 4 The Commerce Funds

Information on After-Tax Returns:

Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold their Institutional Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

•

Average Annual Total Returns Before Taxes:  These returns do not reflect taxes on distributions on the Fund’s Institutional Shares, nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

•

Average Annual Total Returns After Taxes on Distributions:  These returns assume that taxes are paid on distributions on the Fund’s Institutional Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Institutional Shares at the end of the performance period.

•

Average Annual Total Returns After Taxes on Distributions and Sale of Institutional Shares:  These returns reflect taxes paid on distributions on the Fund’s Institutional Shares and taxes applicable when the investment is redeemed (sold) by you.

Applicable Income Tax Rate:

After tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions and do not reflect state or local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds.

Average Annual Total Return

For the periods ended December 31, 2006	1 Year	5 Years	10 Years	Since Inception (12/26/00)
Returns Before Taxes	10.51%	4.63%	7.27%	1.75%
Returns After Taxes on Distributions	8.09%	3.90%	N/A	1.14%
Returns After Taxes on Distributions and Sale of Shares	10.05%	3.93%	N/A	1.43%
S&P 500® Index*	15.79%	6.19%	8.42%	3.12%

*	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Index of 500 stocks, an unmanaged index of common stock prices and is a widely recognized common measure of the overall U.S. stock market. The Index figures do not reflect any deduction for fees, taxes or expenses.

continued

The Commerce Funds PAGE 5

Core Equity Fund (continued)

Fees and Expenses

The following table shows the fees and expenses that you would pay directly or indirectly if you invested in this Fund. Shareholder Fees are paid directly from your account. Total Annual Fund Operating Expenses are deducted from the Fund’s assets, not from your account, so they affect the share price of the Fund.

	Core Equity Fund Institutional Shares
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)		None
Maximum Sales Charge (load) Imposed on Reinvested Distributions		None
Maximum Deferred Sales Charge (load) Imposed on Redemptions		None
Redemption Fees		None
Annual Fund Operating Expenses (1)
(expenses deducted from Fund assets)
Management Fees		0.75%
Other Expenses
Shareholder Servicing Fees (2)	0.07%
Other Operating Expenses (3)	0.28%
Total Other Expenses		0.35%

Total Annual Fund Operating Expenses (4)		1.10%

(1)	The Fund’s annual operating expenses are based on actual expenses for the fiscal year ended October 31, 2006.
(2)	Represents shareholder servicing fees of up to 0.25%, annualized, of the average daily net assets of Institutional Shares held under the Shareholder Administrative Services Plan.
(3)	These expenses include custody, accounting, transfer agency and co-administration fees, proxy costs, if any, as well as other customary Fund expenses. The Co-Administrators are entitled to a co-administration fee from the Fund at an annual rate of 0.15% of the average daily net assets of the Fund. Of this amount, Commerce currently retains 0.12% of the average daily net assets of the Fund.
(4)	The Adviser intends to voluntarily reimburse expenses, excluding interest, taxes and extraordinary expenses, during the current fiscal year to the extent necessary for the Core Equity Fund to maintain Total Annual Fund Operating Expenses of not more than 1.13% of average daily net assets. The Adviser reserves the right to discontinue the expense reimbursement at any time.

Example:  The following example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. It makes the following assumptions: you invest $10,000 in Institutional Shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund’s expenses remain the same. You should not consider this example to represent actual expenses in the past or the future. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$112	$350	$606	$1,340

PAGE 6 The Commerce Funds

Core Equity Fund Financial Highlights

The following table describes the Fund’s performance for the periods indicated. The total return figures show how much you would have earned (or lost) on an investment in the Fund during each time period, assuming you had reinvested all dividends and distributions. Some of the information reflects financial results for a single Fund share. The information has been derived from the Fund’s financial statements which have been audited by KPMG, LLP, the Fund’s independent registered public accounting firm. Their report, along with the Fund’s financial statements, is incorporated by reference in the Funds’ Statement of Additional Information (available upon request).

	Year Ended 10/31
Institutional Shares	2006	2005		2004	2003	2002
Net asset value, beginning of year	$16.97	$15.90		$14.46	$12.57	$14.70

Income (loss) from investment operations:
Net investment income(b)	0.10	0.14	(d)	0.05	0.09	0.10
Net realized and unrealized gain (loss)	1.86	1.07		1.44	1.89	(2.14)

Total from investment operations	1.96	1.21		1.49	1.98	(2.04)

Distributions to shareholders:
From net investment income	(0.10)	(0.14)		(0.05)	(0.09)	(0.09)
From net realized gains	(0.86)	—		—	—	— (c)

Total distributions	(0.96)	(0.14)		(0.05)	(0.09)	(0.09)

Net asset value, end of year	$17.97	$16.97		$15.90	$14.46	$12.57

Total return(a)	11.91%	7.61%		10.30%	15.83%	(13.90)%
Net assets at end of year (in 000’s)	$197,557	$238,356		$245,509	$262,935	$243,569
Ratio of net expenses to average net assets	1.10%	1.08%		1.03%	1.04%	0.98%
Ratio of net investment income to average net assets	0.58%	0.81%	(d)	0.30%	0.71%	0.68%
Ratios assuming no expense reductions:
Ratio of total expenses to average net assets	1.10%	1.09%		1.05%	1.06%	1.00%
Ratio of net investment income to average net assets	0.58%	0.80%	(d)	0.28%	0.69%	0.66%
Portfolio turnover rate	53%	19%		31%	43%	23%

(a)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Reflects income recognized from a special dividend which amounted to $0.07 per share and 0.41% of average net assets.

The Commerce Funds PAGE 7

Growth Fund

Please see the table on page 67 for more detailed information about the investment practices of the Growth Fund and the risks associated with those practices.

Investment Objective

•	Seeks capital appreciation.

Primary Investment Strategies

•	Under normal market conditions, invests at least 65% of its total assets in stocks, primarily common stock.

•

Using a combination of quantitative and fundamental analysis, the Fund invests principally in stocks of companies that show above-average growth in earnings. The Fund’s Adviser believes that investing in companies with strong earnings growth will lead to future capital appreciation.

•

Generally purchases common stock of companies whose characteristics are comparable to those included in the Russell 1000® Growth Index (“Index”). The capitalization range of the Index was $1.18 billion to $463.64 billion as of December 31, 2006.

Primary Risks of Investing in the Fund

Investment Risk:  The value of your investment in this Fund may fluctuate, which means that you could lose money. The types of stocks held by the Fund may not perform as well as other types of stocks.

Market Risk:  General economic conditions and/or the activities of individual companies may cause the value of the securities in the Fund to increase or decrease. The Fund’s net asset value may fluctuate with movements in the equity market.

Management Risk:  A strategy used by the Adviser may fail to produce the intended results.

Technology Securities Risk:  The securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. Technology companies may produce or use products or services that prove commercially unsuccessful, or become obsolete, or may be adversely impacted by government regulation. Technology securities may experience significant price movements caused by disproportionate investor optimism or pessimism.

PAGE 8 The Commerce Funds

Growth Fund Past Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Institutional Shares compare to those of a broad-based securities market index. The bar chart and table assume reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, the Fund’s performance would have been reduced.

Year-by-Year Total Returns as of 12/31 Each Year (Institutional Shares)

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ‘98 25.02% Worst Quarter* Q3 ‘01 –18.67%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

continued

The Commerce Funds PAGE 9

Growth Fund (continued)

Information on After-Tax Returns:

Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold their Institutional Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

•

Average Annual Total Returns Before Taxes:  These returns do not reflect taxes on distributions on the Fund’s Institutional Shares, nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

•

Average Annual Total Returns After Taxes on Distributions:  These returns assume that taxes are paid on distributions on the Fund’s Institutional Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Institutional Shares at the end of the performance period.

•

Average Annual Total Returns After Taxes on Distributions and Sale of Institutional Shares:  These returns reflect taxes paid on distributions on the Fund’s Institutional Shares and taxes applicable when the investment is redeemed (sold) by you.

Applicable Income Tax Rate:

After tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions and do not reflect state or local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds.

Average Annual Total Return

For the periods ended December 31, 2006	1 Year	5 Years	10 Years	Since Inception (12/12/94)
Returns Before Taxes	9.70%	3.63%	4.83%	9.08%
Returns After Taxes on Distributions	9.67%	3.60%	3.68%	7.70%
Returns After Taxes on Distributions and Sale of Shares	6.33%	3.11%	3.88%	7.57%
Russell 1000® Growth Index*	9.07%	2.69%	5.44%	9.49%

*	The Russell 1000® Growth Index, an unmanaged index, is a market capitalization weighted index of those 1000 Russell companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, taxes or expenses.

PAGE 10 The Commerce Funds

Fees and Expenses

The following table shows the fees and expenses that you would pay directly or indirectly if you invested in this Fund. Shareholder Fees are paid directly from your account. Total Annual Fund Operating Expenses are deducted from the Fund’s assets, not from your account, so they affect the share price of the Fund.

	Growth Fund Institutional Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)		None
Maximum Sales Charge (load) Imposed on Reinvested Distributions		None
Maximum Deferred Sales Charge (load) Imposed on Redemptions		None
Redemption Fees		None
Annual Fund Operating Expenses (1) (expenses deducted from Fund assets)
Management Fees		0.75%
Other Expenses
Shareholder Servicing Fees (2)	0.09%
Other Operating Expenses (3)	0.34%
Total Other Expenses		0.43%

Total Annual Fund Operating Expenses (4)		1.18%
Less: Expense Reimbursement (4)		0.05%

Net Annual Operating Expenses		1.13%

(1)	The Fund’s annual operating expenses are based on actual expenses for the fiscal year ended October 31, 2006.
(2)	Represents shareholder servicing fees of up to 0.25%, annualized, of the average daily net assets of Institutional Shares held under the Shareholder Administrative Services Plan.
(3)	These expenses include custody, accounting, transfer agency and co-administration fees, proxy costs, if any, as well as other customary Fund expenses. The Co-Administrators are entitled to a co-administration fee from the Fund at an annual rate of 0.15% of the average daily net assets of the Fund. Of this amount, Commerce currently retains 0.12% of the average daily net assets of the Fund.
(4)	The Adviser has contractually agreed to reduce or limit the Total Annual Fund Operating Expenses, excluding interest, taxes and extraordinary expenses, during the current fiscal year to 1.13% of the Fund’s average daily net assets.

Example:  The following example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. It makes the following assumptions: you invest $10,000 in Institutional Shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund’s expenses remain the same. You should not consider this example to represent actual expenses in the past or the future. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$115	$370	$644	$1,427

continued

The Commerce Funds PAGE 11

Growth Fund (continued)

Growth Fund Financial Highlights

The following table describes the Fund’s performance for the periods indicated. The total return figures show how much you would have earned (or lost) on an investment in the Fund during each time period, assuming you had reinvested all dividends and distributions. Some of the information reflects financial results for a single Fund share. The information has been derived from the Fund’s financial statements which have been audited by KPMG, LLP, the Fund’s independent registered public accounting firm. Their report, along with the Fund’s financial statements, is incorporated by reference in the Funds’ Statement of Additional Information (available upon request).

	Year Ended 10/31
Institutional Shares	2006	2005		2004	2003	2002
Net asset value, beginning of year	$22.56	$20.82		$20.50	$17.52	$20.03

Income (loss) from investment operations:
Net investment income (loss)(b)	0.04	0.14	(c)	(0.07)	(0.04)	(0.07)
Net realized and unrealized gain (loss)	3.08	1.63		0.39	3.02	(2.44)

Total from investment operations	3.12	1.77		0.32	2.98	(2.51)

Distributions to shareholders:
From net investment income	(0.12)	(0.03)		—	—	—

Total distributions	(0.12)	(0.03)		—	—	—

Net asset value, end of year	$25.56	$22.56		$20.82	$20.50	$17.52

Total return(a)	13.86%	8.52%		1.56%	17.01%	(12.53)%
Net assets at end of year (in 000’s)	$173,813	$150,676		$170,513	$204,539	173,077
Ratio of net expenses to average net assets	1.13%	1.13%		1.13%	1.12%	1.12%
Ratio of net investment income (loss) to average net assets	0.16%	0.64%	(c)	(0.35)%	(0.24)%	(0.33)%
Ratios assuming no expense reductions:
Ratio of total expenses to average net assets	1.18%	1.23%		1.15%	1.14%	1.14%
Ratio of net investment income (loss) to average net assets	0.11%	0.54%	(c)	(0.37)%	(0.26)%	(0.35)%
Portfolio turnover rate	47%	40%		41%	60%	53%

(a)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from a special dividend which amounted to $0.14 per share and 0.62% of average net assets.

PAGE 12 The Commerce Funds

Value Fund

Please see the table on page 67 for more detailed information about the investment practices of the Value Fund and the risks associated with those practices.

Investment Objective

•	Seeks capital appreciation and, secondarily, current income.

Primary Investment Strategies

•	Under normal market conditions, invests at least 65% of its total assets in stocks, primarily common stock.

•

Using a combination of quantitative and fundamental analysis, the Fund invests principally in stock of companies that are selling below fair market value compared to their future potential. The Fund seeks a higher return than the Russell 1000® Value Index (“Index”) over time as the stocks it purchases rise in price to more normal valuations. The Fund utilizes a broadly diversified portfolio with value characteristics (low price/book and price/earnings ratios) to achieve capital appreciation and current income.

•

Generally purchases common stock of companies whose characteristics are comparable to those included in the Index. The capitalization range of the Index was $1.34 billion to $463.64 billion as of December 31, 2006.

Primary Risks of Investing in the Fund

Investment Risk:  The value of your investment in this Fund may fluctuate, which means that you could lose money. The types of stocks held by the Fund may not perform as well as other types of stocks.

Market Risk:  General economic conditions and/or the activities of individual companies may cause the value of the securities in the Fund to increase or decrease. The Fund’s net asset value may fluctuate with movements in the equity market.

Management Risk:  A strategy used by the Adviser may fail to produce the intended results.

continued

The Commerce Funds PAGE 13

Value Fund (continued)

Value Fund Past Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Institutional Shares compare to those of a broad-based securities market index. The bar chart and table assume reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, the Fund’s performance would have been reduced.

Year-by-Year Total Returns as of 12/31 Each Year (Institutional Shares)

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q2 03 14.03% Worst Quarter* Q3 ‘98 –19.74%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

PAGE 14 The Commerce Funds

Information on After-Tax Returns:

Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold their Institutional Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

•

Average Annual Total Returns Before Taxes:  These returns do not reflect taxes on distributions on the Fund’s Institutional Shares, nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

•

Average Annual Total Returns After Taxes on Distributions:  These returns assume that taxes are paid on distributions on the Fund’s Institutional Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Institutional Shares at the end of the performance period.

•

Average Annual Total Returns After Taxes on Distributions and Sale of Institutional Shares:  These returns reflect taxes paid on distributions on the Fund’s Institutional Shares and taxes applicable when the investment is redeemed (sold) by you.

Applicable Income Tax Rate:

After tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions and do not reflect state or local taxes. In calculating the federal income taxes due on redemptions, capital gains tax resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds.

Average Annual Total Return

For the periods ended December 31, 2006	1 Year	5 Years	10 Years	Since Inception (3/3/97)
Returns Before Taxes	20.44%	7.74%	N/A	7.22%
Returns After Taxes on Distributions	18.78%	7.21%	N/A	6.67%
Returns After Taxes on Distributions and Sale of Shares	15.43%	6.60%	N/A	6.13%
Russell 1000® Value Index*	22.25%	10.86%		10.41%

*	The Russell 1000® Value Index is an unmanaged market capitalization weighted index of those 1000 Russell companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, taxes or expenses.

continued

The Commerce Funds PAGE 15

Value Fund (continued)

Fees and Expenses

The following table shows the fees and expenses that you would pay directly or indirectly if you invested in this Fund. Shareholder Fees are paid directly from your account. Total Annual Fund Operating Expenses are deducted from the Fund’s assets, not from your account, so they affect the share price of the Fund.

	Value Fund Institutional Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)		None
Maximum Sales Charge (load) Imposed on Reinvested Distributions		None
Maximum Deferred Sales Charge (load) Imposed on Redemptions		None
Redemption Fees		None
Annual Fund Operating Expenses (1) (expenses deducted from Fund assets)
Management Fees		0.75%
Other Expenses
Shareholder Servicing Fees (2)	0.08%
Other Operating Expenses (3)	0.35%
Total Other Expenses		0.43%

Total Annual Fund Operating Expenses (4)		1.18%

(1)	The Fund’s annual operating expenses are based on actual expenses for the fiscal year ended October 31, 2006.
(2)	Represents shareholder servicing fees of up to 0.25%, annualized, of the average daily net assets of Institutional Shares held under the Shareholder Administrative Services Plan.
(3)	These expenses include custody, accounting, transfer agency and co-administration fees, proxy costs, if any, as well as other customary Fund expenses. The Co-Administrators are entitled to a co-administration fee from the Fund at an annual rate of 0.15% of the average daily net assets of the Fund. Of this amount, Commerce currently retains 0.12% of the average daily net assets of the Fund.
(4)	The Adviser intends to voluntarily reimburse expenses, excluding interest, taxes and extraordinary expenses, during the current fiscal year to the extent necessary for the Value Fund to maintain Total Annual Fund Operating Expenses of not more than 1.20% of average daily net assets. The Adviser reserves the right to discontinue the expense reimbursement at any time.

Example:  The following example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. It makes the following assumptions: you invest $10,000 in Institutional Shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund’s expenses remain the same. You should not consider this example to represent actual expenses in the past or the future. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$120	$375	$649	$1,432

PAGE 16 The Commerce Funds

Value Fund Financial Highlights

The following table describes the Fund’s performance for the periods indicated. The total return figures show how much you would have earned (or lost) on an investment in the Fund during each time period, assuming you had reinvested all dividends and distributions. Some of the information reflects financial results for a single Fund share. The information has been derived from the Fund’s financial statements which have been audited by KPMG, LLP, the Fund’s independent registered public accounting firm. Their report, along with the Fund’s financial statements, is incorporated by reference in the Funds’ Statement of Additional Information (available upon request).

	Year Ended 10/31
Institutional Shares	2006	2005	2004	2003	2002
Net asset value, beginning of year	$24.96	$22.70	$20.92	$18.07	$21.05

Income (loss) from investment operations:
Net investment income(b)	0.35	0.27	0.22	0.25	0.24
Net realized and unrealized gain (loss)	4.66	2.28	1.78	2.84	(2.99)

Total from investment operations	5.01	2.55	2.00	3.09	(2.75)

Distributions to shareholders:
From net investment income	(0.34)	(0.29)	(0.22)	(0.24)	(0.23)
From net realized gains	(0.10)	—	—	—	—

Total distributions	(0,44)	(0.29)	(0.22)	(0.24)	(0.23)

Net asset value, end of year	$29.53	$24.96	$22.70	$20.92	$18.07

Total return(a)	20.29%	11.26%	9.61%	17.29%	(13.18)%
Net assets at end of year (in 000’s)	$120,685	$111,761	$108,775	$122,881	$102,049
Ratio of net expenses to average net assets	1.18%	1.18%	1.14%	1.12%	1.06%
Ratio of net investment income to average net assets	1.28%	1.12%	1.00%	1.31%	1.15%
Ratios assuming no expense reductions:
Ratio of total expenses to average net assets	1.18%	1.19%	1.16%	1.14%	1.08%
Ratio of net investment income to average net assets	1.28%	1.11%	0.98%	1.29%	1.13%
Portfolio turnover rate	49%	37%	81%	76%	72%

(a)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Calculated based on the average shares outstanding methodology.

The Commerce Funds PAGE 17

MidCap Growth Fund

Please see the table on page 67 for more detailed information about the investment practices of the MidCap Growth Fund and the risks associated with those practices.

Investment Objective

•	Seeks capital appreciation.

Primary Investment Strategies

•

Under normal market conditions, invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in mid-cap issuers. These issuers will have public stock market capitalizations within the range of the market capitalization of companies constituting the Russell Midcap Growth® Index (“Index”) at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Index was $1.18 billion to $21.43 billion as of December 31, 2006.

•

Using a combination of quantitative and fundamental analysis, the Fund invests principally in stocks of companies that show the potential for above-average earnings growth. The Fund seeks capital appreciation by investing in companies that exhibit high rates of profitability, earnings growth and corporate reinvestment.

•	The Fund will provide shareholders with at least 60 days’ notice before changing its 80% investment policy.

Primary Risks of Investing in the Fund

Investment Risk:  The value of your investment in this Fund may fluctuate, which means that you could lose money. The types of stocks held by this Fund may not perform as well as other types of stocks.

Mid-Cap and Small-Cap Risk:  Investing in securities of smaller and mid-sized companies may be riskier than investing in larger, more established companies. Smaller and mid-sized companies are more vulnerable to adverse developments because of more limited product lines, markets or financial resources. Also, these stocks may trade less often and in limited volume compared to stocks trading on a national securities exchange. The prices of these stocks may be more volatile than the prices of larger company stocks. As a result, this Fund’s net asset value may be subject to rapid and substantial changes.

PAGE 18 The Commerce Funds

Technology Securities Risk:  The securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. Technology companies may produce or use products or services that prove commercially unsuccessful, or become obsolete, or may be adversely impacted by government regulation. Technology securities may experience significant price movements caused by disproportionate investor optimism or pessimism.

Market Risk:  General economic conditions and/or the activities of individual companies may cause the value of the securities in the Fund to increase or decrease. The Fund’s net asset value may fluctuate with movements in the equity market.

Management Risk:  A strategy used by the Adviser may fail to produce the intended results.

MidCap Growth Fund Past Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Institutional Shares compare to those of a broad-based securities market index. The bar chart and table assume reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, the Fund’s performance would have been reduced in certain periods.

Year-by-Year Total Returns as of 12/31 Each Year (Institutional Shares)

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ‘01 24.41% Worst Quarter* Q3 ‘01 –30.20%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

continued

The Commerce Funds PAGE 19

MidCap Growth Fund (continued)

Information on After-Tax Returns:

Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold their Institutional Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

•

Average Annual Total Returns Before Taxes:  These returns do not reflect taxes on distributions on the Fund’s Institutional Shares, nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

•

Average Annual Total Returns After Taxes on Distributions:  These returns assume that taxes are paid on distributions on the Fund’s Institutional Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Institutional Shares at the end of the performance period.

•

Average Annual Total Returns After Taxes on Distributions and Sale of Institutional Shares:  These returns reflect taxes paid on distributions on the Fund’s Institutional Shares and taxes applicable when the investment is redeemed (sold) by you.

Applicable Income Tax Rate:

After tax are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions and do not reflect state or local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds.

Average Annual Total Return

For the periods ended December 31, 2006	1 Year	5 Years	10 Years	Since Inception (12/12/94)
Returns Before Taxes	12.67%	7.12%	5.79%	9.22%
Returns After Taxes on Distributions	12.65%	7.11%	5.02%	8.45%
Returns After Taxes on Distributions and Sale of Shares	8.26%	6.17%	4.83%	7.97%
Russell Midcap® Growth Index*	10.66%	8.21%	8.61%	11.29%

*	The Russell Midcap® Growth Index, an unmanaged index, measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, taxes or expenses.

PAGE 20 The Commerce Funds

Fees and Expenses

The following table shows the fees and expenses that you would pay directly or indirectly if you invested in this Fund. Shareholder Fees are paid directly from your account. Total Annual Fund Operating Expenses are deducted from the Fund’s assets, not from your account, so they affect the share price of the Fund.

	MidCap Growth Fund Institutional Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)		None
Maximum Sales Charge (load) Imposed on Reinvested Distributions		None
Maximum Deferred Sales Charge (load) Imposed on Redemptions		None
Redemption Fees		None
Annual Fund Operating Expenses (1) (expenses deducted from Fund assets)
Management Fees		0.75%
Other Expenses
Shareholder Servicing Fees (2)	0.08%
Other Operating Expenses (3)	0.39%
Total Other Expenses		0.47%
Acquired Fund Fees and Expenses (4)		0.01%

Total Annual Fund Operating Expenses		1.23%

(1)	The Fund’s annual operating expenses are based on actual expenses for the fiscal year ended October 31, 2006.
(2)	Represents shareholder servicing fees of up to 0.25%, annualized, of the average daily net assets of Institutional Shares held under the Shareholder Administrative Services Plan.
(3)	These expenses include custody, accounting, transfer agency and co-administration fees, proxy costs, if any, as well as other customary Fund expenses. The Co-Administrators are entitled to a co-administration fee from the Fund at an annual rate of 0.15% of the average daily net assets of the Fund. Of this amount, Commerce currently retains 0.12% of the average daily net assets of the Fund.
(4)	“Acquired Fund” means any investment company in which the Fund invests or has invested during the period. The Total Annual Fund Operating Expenses will not correlate to the Fund’s ratio of expenses to average net assets, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses. The Fund calculates the Acquired Funds’ expenses using the net expense ratios reported in the Acquired Funds’ most recent shareholder reports.

Example:  The following example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. It makes the following assumptions: you invest $10,000 in Institutional Shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund’s expenses remain the same. You should not consider this example to represent actual expenses in the past or the future. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$125	$390	$676	$1,489

continued

The Commerce Funds PAGE 21

MidCap Growth Fund (continued)

MidCap Growth Fund Financial Highlights

The following table describes the Fund’s performance for the periods indicated. The total return figures show how much you would have earned (or lost) on an investment in the Fund during each time period, assuming you had reinvested all dividends and distributions. Some of the information reflects financial results for a single Fund share. The information has been derived from the Fund’s financial statements which have been audited by KPMG, LLP, the Fund’s independent registered public accounting firm. Their report, along with the Fund’s financial statements, is incorporated by reference in the Funds’ Statement of Additional Information (available upon request).

	Year Ended 10/31
Institutional Shares	2006	2005	2004	2003	2002
Net asset value, beginning of year	$28.45	$24.72	$23.61	$18.44	$21.37

Income (loss) from investment operations:
Net investment loss(b)	(0.11)	(0.14)	(0.14)	(0.14)	(0.20)
Net realized and unrealized gain (loss)	5.27	3.87	1.25	5.31	(2.73)

Total from investment operations	5.16	3.73	1.11	5.17	(2.93)

Net asset value, end of year	$33.61	$28.45	$24.72	$23.61	$18.44

Total return(a)	18.14%	15.09%	4.70%	28.04%	(13.71)%
Net assets at end of year (in 000’s)	$91,874	$75,274	$76,917	$78,744	$65,005
Ratio of net expenses to average net assets	1.22%	1.28%	1.23%	1.22%	1.21%
Ratio of net investment loss to average net assets	(0.35)%	(0.54)%	(0.57)%	(0.70)%	(0.91)%
Ratios assuming no expense reductions:
Ratio of total expenses to average net assets	1.22%	1.29%	1.25%	1.24%	1.23%
Ratio of net investment loss to average net assets	(0.35)%	(0.55)%	(0.59)%	(0.72)%	(0.93)%
Portfolio turnover rate	64%	87%	123%	89%	93%

(a)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Calculated based on the average shares outstanding methodology.

PAGE 22 The Commerce Funds

International Equity Fund

Please see the table on page 67 for more detailed information about the investment practices of the International Equity Fund and the risks associated with those practices.

Investment Objective

•	Seeks total return with an emphasis on capital growth.

Primary Investment Strategies

•

Under normal market conditions, invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in a diversified portfolio of common stocks in established companies that conduct their principal activities or are located outside the United States or whose securities are traded principally in foreign markets. The Fund will provide shareholders with at least 60 days’ notice before changing its 80% investment policy.

•

The Fund expects to invest a substantial portion of its assets in securities of companies in the developed countries of Western Europe and the Far East. However, the Fund may emphasize investments in any particular region or regions from time to time when the growth potential is attractive. The Fund also will generally invest in companies located in emerging markets that are included in the MSCI Emerging Markets IndexSM.

•

The Fund focuses on purchasing securities of large and, to a lesser extent, medium-sized companies, although stocks may be purchased without regard to a company’s market capitalization. Stocks of medium-sized companies will be purchased on an opportunistic basis.

•

The Fund focuses on investing in stocks that are underpriced on an absolute and peer relative basis. The Fund favors companies with one or more of the following characteristics: leading market positions; attractive business niche; strong franchise or natural monopoly; technological leadership or proprietary advantages; seasoned management; earnings growth and cash flow sufficient to support growing dividends; and healthy balance sheets with relatively low debt.

•

While investing with an awareness of the global economic backdrop and the outlook for individual countries, the Fund focuses on bottom-up stock selection. Country allocation is driven by stock selection, though the Fund may limit investments in markets that lack economic or political stability.

continued

The Commerce Funds PAGE 23

International Equity Fund (continued)

•	May invest freely in securities of foreign issuers in the form of sponsored and unsponsored American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts.

Primary Risks of Investing in the Fund

Investment Risk:  The value of your investment in this Fund may fluctuate, which means that you could lose money. International funds, in general, have volatile net asset values. The Fund may not be an appropriate investment if you cannot bear financially the loss of at least a significant portion of your investment.

Market Risk:  General economic conditions and/or the activities of individual companies may cause the value of the securities in the Fund to increase or decrease. The Fund’s net asset value may fluctuate with movements in the various international equity markets.

Management Risk:  A strategy used by the Sub-Adviser may fail to produce the intended results. The Sub-Adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance in rising markets.

Currency Risk:  This risk refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on the Fund’s holdings can be significant and long-lasting depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Under normal conditions, up to 30% of the Fund’s net assets may be hedged against U.S. dollars. Further, exchange rate movements are unpredictable and it is not possible to hedge effectively the currency risks of many developing countries.

Foreign Risk:  Foreign securities can be riskier and more volatile than U.S. securities. Adverse political, social and economic developments in foreign countries or changes in the value of foreign currency can make it harder for the Fund to sell its securities and could reduce the value of your shares. Changes in or the lack of tax, accounting and regulatory standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Also, the costs of investing abroad are usually higher than those of investing within the United States. Investments outside the United States could be subject to governmental actions, such as capital or currency controls, nationalization of a company or industry, expropriation of assets or imposition of high taxes. If the Fund has invested a higher percentage of its total assets in a particular country or region, changes affecting that country or region may have a significant impact on the Fund’s overall portfolio.

Emerging Market Risk:  To the extent that the Fund has investments in emerging market countries, it will potentially be subject to abrupt and severe price declines. Investments in these countries are much riskier than those in mature countries. Fund performance will likely be negatively affected by, among other things, portfolio exposure to nations in the midst of hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. Significant buying or selling actions by a few major investors may also heighten the volatility of emerging markets.

PAGE 24 The Commerce Funds

Mid-Cap Risk:  Investing in securities of mid-sized companies may be riskier than investing in larger, more established companies. Mid-sized companies are more vulnerable to adverse developments because of more limited product lines, markets or financial resources. Also, these stocks may trade less often and in limited volume compared to stocks trading on a national securities exchange. Security prices of these stocks may be more volatile than the prices of larger company stocks. As a result, the Fund’s net asset value may be subject to rapid and substantial changes.

Derivatives Risk:  The Fund’s investments in options, futures, swaps, structured securities and other derivative instruments, which may be leveraged, may result in losses. Investments in derivative instruments may result in losses exceeding the amounts invested. The Fund may use derivatives to enhance returns or hedge against market declines.

International Equity Fund Past Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Institutional Shares compare to those of a broad-based securities market index. The bar chart and table assume reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, the Fund’s performance would have been reduced.

Year-by-Year Total Returns as of 12/31 Each Year (Institutional Shares)

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ‘99 22.77% Worst Quarter* Q3 ‘02 –21.44%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

continued

The Commerce Funds PAGE 25

International Equity Fund (continued)

Information on After-Tax Returns:

Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold their Institutional Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

•

Average Annual Total Returns Before Taxes:  These returns do not reflect taxes on distributions on the Fund’s Institutional Shares, nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

•

Average Annual Total Returns After Taxes on Distributions:  These returns assume that taxes are paid on distributions on the Fund’s Institutional Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Institutional Shares at the end of the performance period.

•

Average Annual Total Returns After Taxes on Distributions and Sale of Institutional Shares:  These returns reflect taxes paid on distributions on the Fund’s Institutional Shares and taxes applicable when the investment is redeemed (sold) by you.

Applicable Income Tax Rate:

After tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions and do not reflect state or local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds.

Average Annual Total Return

For the periods ended December 31, 2006	1 Year	5 Years	10 Years	Since Inception (12/12/94)
Returns Before Taxes	23.72%	10.84%	5.36%	6.28%
Returns After Taxes on Distributions	23.12%	10.76%	4.93%	5.84%
Returns After Taxes on Distributions and Sale of Shares	16.67%	9.63%	4.61%	5.43%
MSCI® EAFE® (net) Index*	26.34%	14.97%	7.70%	7.85%

*	The MSCI® EAFE® (net) Index is a market capitalization-weighted composite of securities in 21 developed countries outside of North America, in Europe, Australia and the Far East. The Index includes the minimum possible dividend reinvestment. The Index figures do not reflect any deduction for fees, taxes or expenses. Inception date of the Index return is 12/30/94 as daily value was unavailable at 12/12/94.

PAGE 26 The Commerce Funds

Fees and Expenses

The following table shows the fees and expenses that you would pay directly or indirectly if you invested in this Fund. Shareholder Fees are paid directly from your account. Total Annual Fund Operating Expenses are deducted from the Fund’s assets, not from your account, so they affect the share price of the Fund.

	International Equity Fund Institutional Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)		None
Maximum Sales Charge (load) Imposed on Reinvested Distributions		None
Maximum Deferred Sales Charge (load) Imposed on Redemptions		None
Redemption Fees (1)		2.00%
Annual Fund Operating Expenses (2) (expenses deducted from Fund assets)
Management Fees (3)		1.50%
Other Expenses
Shareholder Servicing Fees (4)	0.03%
Other Operating Expenses (5)	0.69%
Total Other Expenses		0.72%

Total Annual Fund Operating Expenses (6)		2.22%
Less: Fee Waivers (3)		0.53%

Net Annual Fund Operating Expenses		1.69%

(1)	A redemption fee of 2.00% may be assessed on the proceeds of a redemption or exchange made within 30 days of the date of purchase. For more information on the redemption fee see, “What Are My Options For Changing My Investment Within The Commerce Funds?”, “Redeeming Institutional Shares” and “General Policies.”
(2)	The Fund’s annual operating expenses have been restated to reflect amounts expected to be incurred for the current fiscal year.
(3)	The Adviser has contractually agreed to waive a portion of its management fees during the current fiscal year. As a result of this fee waiver, Management Fees will not exceed 0.97% of average daily net assets.
(4)	Represents shareholder servicing fees of up to 0.25%, annualized, of the average daily net assets of Institutional Shares held under the Shareholder Administrative Services Plan.
(5)	These expenses include custody, accounting, transfer agency and co-administration fees, proxy costs, if any, as well as other customary Fund expenses. The Co-Administrators are entitled to a co-administration fee from the Fund at an annual rate of 0.15% of the average daily net assets of the Fund. Of this amount, Commerce currently retains 0.12% of the average daily net assets of the Fund.
(6)	The Adviser has contractually agreed to reimburse expenses, excluding interest, taxes and extraordinary expenses, during the current fiscal year to the extent necessary for the International Equity Fund to maintain Total Annual Fund Operating Expenses of not more than 1.72% of average daily net assets. The Adviser reserves the right to discontinue the expense reimbursement at any time.

Example:  The following example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. It makes the following assumptions: you invest $10,000 in Institutional Shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund’s expenses remain the same. You should not consider this example to represent actual expenses in the past or the future. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$172	$643	$1,141	$2,513

continued

The Commerce Funds PAGE 27

International Equity Fund (continued)

International Equity Fund Financial Highlights

The following table describes the Fund’s performance for the periods indicated. The total return figures show how much you would have earned (or lost) on an investment in the Fund during each time period, assuming you had reinvested all dividends and distributions. Some of the information reflects financial results for a single Fund share. The information has been derived from the Fund’s financial statements which have been audited by KPMG, LLP, the Fund’s independent registered public accounting firm. Their report, along with the Fund’s financial statements, is incorporated by reference in the Funds’ Statement of Additional Information (available upon request).

	Year Ended 10/31
Institutional Shares	2006	2005	2004	2003	2002
Net asset value, beginning of year	$21.80	$19.18	$16.86	$14.61	$16.99

Income (loss) from investment operations:
Net investment income(b)	0.13	0.19	0.21	0.23	0.06
Net realized and unrealized gain (loss)	5.54	2.72	2.36	2.08	(2.44)

Total from investment operations	5.67	2.91	2.57	2.31	(2.38)

Distributions to shareholders:
From net investment income	(0.21)	(0.29)	(0.25)	(0.06)	—

Total distributions	(0.21)	(0.29)	(0.25)	(0.06)	—

Net asset value, end of year	$27.26	$21.80	$19.18	$16.86	$14.61

Total return(a)	26.16%	15.26%	15.35%	15.87%	(14.01)%
Net assets at end of year (in 000’s)	$82,802	$73,058	$108,231	$147,956	$112,347
Ratio of net expenses to average net assets	1.72%	1.57%	1.32%	1.25%	1.55%
Ratio of net investment income (loss) to average net assets	0.53%	0.94%	1.11%	1.52%	0.38%
Ratios assuming no expense reductions:
Ratio of total expenses to average net assets	2.29%	2.27%	2.06%	1.98%	2.18%
Ratio of net investment income (loss) to average net assets	(0.04)%	0.24%	0.37%	0.79%	(0.25)%
Portfolio turnover rate	68%	103%	23%	24%	98%

(a)	Assumes investment of the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no redemption charges. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Calculated based on the average shares outstanding methodology.

PAGE 28 The Commerce Funds

Asset Allocation Fund

Investment Objective

•	Seeks total return through capital appreciation and current income. The Fund’s investment objective is non-fundamental and may be changed without shareholder approval.

Primary Investment Strategies

•

Asset allocation is the practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage. The Fund seeks to achieve its investment objective by investing in a combination of underlying funds for which the Adviser now or in the future acts as investment adviser. The Fund may also invest in other unaffiliated underlying funds. There is no limit on the amount that the Fund may invest in unaffiliated underlying funds. All the underlying funds together are referred to below as the “Underlying Funds.”

•

The Fund is weighted to stock fund investments (the “Underlying Equity Funds”), while adding a sufficient amount of fixed income fund investments (the “Underlying Fixed-Income Funds”) to add diversification, enhance income and reduce volatility. Under normal market conditions, approximately 60% of the Fund’s total assets will be allocated among Underlying Equity Funds and approximately 40% will be allocated to Underlying Fixed-Income Funds.

•	The Fund’s investment in any one of the Underlying Funds may, and in some cases is expected to exceed 25% of the Fund’s total assets.

•

The Underlying Funds may invest in a broad range of securities such as small, mid and large capitalization common stocks, securities of foreign issuers, including emerging markets, fixed-income securities and asset-backed securities.

•	For a description of the Underlying Commerce Funds, please refer to the relevant sections of this Prospectus.

Please see the table on page 67 for more detailed information about the investment practices of the Asset Allocation Fund and the risks associated with those practices.

continued

The Commerce Funds PAGE 29

Asset Allocation Fund (continued)

The Fund seeks to achieve its investment objective by investing within specified equity and fixed-income ranges among the Underlying Funds. The table below illustrates the current Underlying Equity/Fixed-Income Fund allocation targets:

Equity/Fixed-Income Target (Percentage of the Fund’s Total Assets)

Allocation of Fund’s Assets	Target	Range
Equity	60%	42-75%
Fixed-Income	40%	25-58%

The Fund will invest in particular Underlying Funds based on various criteria. Among other things, the Adviser will analyze the Underlying Funds’ respective investment styles, investment objectives, policies and investment strategies in order to determine which affiliated Underlying Funds, in combination with other non-affiliated Underlying Funds, are appropriate. This analysis is conducted as part of the Adviser’s formal review of market conditions and incorporates an analysis of expected returns of the different asset classes.

The Fund may purchase or sell securities to: (a) accommodate purchases and sales of its shares; (b) change the percentages of its assets invested in each of the Underlying Funds in response to economic or market conditions; and (c) maintain or modify the allocation of its assets among the Underlying Funds within the percentage targets described above.

THE PARTICULAR UNDERLYING FUNDS IN WHICH THE FUND MAY INVEST, THE EQUITY/FIXED-INCOME TARGETS AND RANGES AND THE INVESTMENTS IN EACH UNDERLYING FUND MAY BE CHANGED FROM TIME TO TIME WITHOUT SHAREHOLDER APPROVAL.

If there is a change in the Fund’s investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs.

Primary Risks of Investing in the Fund

Allocation Risk:  While the Fund can invest in any or all of the Underlying Funds, it is expected that the Fund will normally invest in only some of the Underlying Funds at any particular time. The Fund’s investment in any one of the Underlying Funds may, and in some cases is expected to, exceed 25% of the Fund’s total assets.

Investment Risk:  The value of your investment in this Fund may fluctuate, which means that you could lose money. While the Fund offers a greater level of diversification than many other types of mutual funds, a single fund may not provide a complete investment program for an investor. There can be no assurance that the Fund will achieve its investment objective.

Market Risk:  General economic conditions and/or the activities of individual companies may cause the value of the securities in the Underlying Funds to fluctuate. The Fund’s net asset value may fluctuate with movements in the equity market.

PAGE 30 The Commerce Funds

Management Risk:  A strategy used by the adviser to invest in one or more of the Underlying Funds may fail to produce the intended results.

Investing in the Underlying Funds:  The investments of the Fund are concentrated in the Underlying Funds, and the Fund’s investment performance is directly related to the investment performance of the Underlying Funds held by it. The ability of the Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by the Adviser. The value of the Underlying Funds’ investments, and the net asset values of the shares of both the Fund and the Underlying Funds, will fluctuate in response to various market and economic factors related to the equity and fixed-income markets, as well as the financial condition and prospects of issuers in which the Underlying Funds invest. There can be no assurance that the investment objectives of the Underlying Funds will be achieved.

Investments of the Underlying Funds:  Because the Fund invests in the Underlying Funds, the Fund’s shareholders will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets the Fund allocates to those Underlying Funds. The Fund may invest in Underlying Funds that in turn invest in foreign issuers and thus are subject to additional risks, including changes in foreign currency exchange rates and political risk. Foreign investments of the Underlying Funds may include securities of issuers located in emerging countries in Asia, Latin America, Eastern Europe and Africa. The Fund may also invest in Underlying Funds that invest in mid and small capitalization stocks, which may be riskier than investing in larger, more established companies. The Fund’s investment in Underlying Funds that invest in fixed-income securities will be subject to, among other things, credit risk, interest rate risk and maturity risk. Credit risk is the risk that an issuer may default on its payment obligations. Interest rate risk is the risk that the market value of fixed-income securities can go up when interest rates go down and go down when interest rates go up. Maturity risk is the risk that an Underlying Fund will not necessarily hold its securities to maturity, which could result in a loss of principal. The Underlying Funds will also be subject to call risk (the risk that when interest rates decline an issuer may exercise a right to pay principal on an obligation earlier than expected) and extension risk (the risk that when interest rates rise an issuer may exercise a right to pay principal on an obligation later than expected). The Fund may invest in Underlying Funds that invest in asset-backed securities, which may involve a greater chance of default during periods of economic downturn than other securities and may be less liquid and more difficult to value and liquidate. The Fund may also invest in Underlying Funds that invest in technology securities, which may be subject to greater price volatility than securities of companies in other sectors. Certain of the Underlying Funds may also invest in derivatives, some of which may be leveraged, which could result in losses to the Fund.

Expenses:  You may invest in the Underlying Funds directly. By investing in the Underlying Funds indirectly through the Fund, you will incur not only a proportionate share of the expenses of the Underlying Funds held by the Fund (including operating costs and investment management fees), but also expenses of the Fund.

continued

The Commerce Funds PAGE 31

Asset Allocation Fund (continued)

Additional Investments of the Underlying Funds:  The Underlying Funds may purchase derivative securities; enter into forward currency transactions; lend their portfolio securities; enter into futures contracts and options transactions; purchase zero coupon bonds and payment-in-kind bonds; purchase securities issued by real estate investment trusts (“REITs”) and other issuers in the real estate industry; purchase restricted and illiquid securities; purchase securities on a when-issued or delayed delivery basis; enter into repurchase agreements; borrow money; and engage in various other investment practices.

Affiliated Persons:  In managing the Fund, the Adviser will have the authority to select and substitute Underlying Funds. The Adviser is subject to conflicts of interest in allocating Fund assets among the various Underlying Funds both because the fees payable to it and/or its affiliates by some Underlying Funds are higher than the fees payable by other Underlying Funds and because the Adviser and its affiliates are also responsible for managing certain of the Underlying Funds. The Trustees and officers of The Commerce Funds may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Funds.

Asset Allocation Fund Past Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Institutional Shares compare to those of a broad-based securities market index. The bar chart and table assume reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, the Fund’s performance would have been reduced.

Year-by-Year Total Returns as of 12/31 Each Year (Institutional Shares)

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q2 ‘03 9.33% Worst Quarter* Q1 ‘03 –2.15%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

PAGE 32 The Commerce Funds

Information on After-Tax Returns:

Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold their Institutional Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

•

Average Annual Total Returns Before Taxes:  These returns do not reflect taxes on distributions on the Fund’s Institutional Shares, nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

•

Average Annual Total Returns After Taxes on Distributions:  These returns assume that taxes are paid on distributions on the Fund’s Institutional Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Institutional Shares at the end of the performance period.

•

Average Annual Total Returns After Taxes on Distributions and Sale of Institutional Shares:  These returns reflect taxes paid on distributions on the Fund’s Institutional Shares and taxes applicable when the investment is redeemed (sold) by you.

Applicable Income Tax Rate:

After tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions and do not reflect state or local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds.

Average Annual Total Return

For the periods ended December 31, 2006	1 Year	Since Inception (9/27/02)
Returns Before Taxes	10.91%	10.79%
Returns After Taxes on Distributions	8.78%	8.93%
Returns After Taxes on Distributions and Sale of Shares	8.92%	8.74%
Asset Allocation Composite Index**	11.96%	11.65%
Russell 1000 Index*	15.46%	15.29%

*	The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index based on market capitalization. The Index figures do not reflect any deduction for fees, taxes or expenses.
**	The Asset Allocation Composite Index (“Composite Index”) is a hypothetical representation prepared by the Adviser of the performance of the Fund’s asset classes weighted according to their respective weightings in the Fund’s target range. The Composite Index is comprised of the Russell 1000 Index (50%), the Lehman Brothers U.S. Aggregate Index (40%) and MSCI® EAFE® (gross) Index (unhedged) (10%). The Lehman Brothers U.S. Aggregate Index is an unmanaged index comprised of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The MSCI EAFE (gross) Index is an unmanaged market capitalization weighted composite of securities in 21 developed markets outside of North America, in Europe, Australia and the Far East. The MSCI® EAFE® (gross) Index includes the maximum dividend reinvestment. The Composite Index figures to not reflect any deduction for fees, taxes or expenses.

continued

The Commerce Funds PAGE 33

Asset Allocation Fund (continued)

Fees and Expenses

The following information shows the fees and expenses that you would pay directly or indirectly if you invested in this Fund. Shareholder Fees are paid directly from your account. Total Annual Fund Operating Expenses are deducted from the Fund’s assets, not from your account, so they affect the share price of the Fund.

	Asset Allocation Fund Institutional Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)		None
Maximum Sales Charge (load) Imposed on Reinvested Distributions		None
Maximum Deferred Sales Charge (load) Imposed on Redemptions		None
Redemption Fees		None
Annual Fund Operating Expenses (1)
(expenses deducted from Fund assets)
Management Fees (for asset allocation) (2)		0.20%
Other Expenses
Shareholder Servicing Fees (3)	0.00%
Other Operating Expenses (4)	0.78%
Total Other Expenses		0.78%
Underlying Fund Expenses (5)		1.00%

Total Annual Fund Operating Expenses (6)		1.98%
Less: Waiver and Expense Reimbursements (2)(4)(6)		0.63%

Net Annual Fund Operating Expenses		1.35%

(1)	The Fund’s annual operating expenses are based on actual expenses for the fiscal year ended October 31, 2006.
(2)	The Adviser has contractually agreed to waive its entire management fee during the current fiscal year.
(3)	Represents shareholder servicing fees of up to 0.25%, annualized, of the average daily net assets of Institutional Shares held under the Shareholder Administrative Services Plan.
(4)	These expenses include custody, accounting, transfer agency and co-administration fees, proxy costs, if any, as well as other customary Fund expenses. The Co-Administrators are entitled to a co-administration fee from the Fund at an annual rate of 0.15% of the average daily net assets of the Fund. Of this amount, Commerce is entitled to receive 0.12% of the average daily net assets of the Fund. However, Commerce has contractually agreed to waive its co-administration fee to 0.05% of the Fund’s average daily net assets during the current fiscal year.
(5)	“Underlying Fund Expenses” for the Fund are based upon the strategic allocation of the Fund’s investment in the Underlying Funds and upon the actual total operating expenses of the Underlying Funds (including any current waivers and expense limitations of the Underlying Funds). Actual Underlying Fund Expenses incurred by the Fund may vary with changes in the allocation of the Fund’s assets among the Underlying Funds and with other events that directly affect the expenses of the Underlying Funds. The Total Annual Fund Operating Expenses will not correlate to the Fund’s ratio of expenses to net assets, which reflects the operating expenses of the Fund and does not include Underlying Fund Expenses.
(6)	The Adviser has contractually agreed to reduce or limit the Total Annual Fund Operating Expenses, excluding interest, taxes, extraordinary expenses and Underlying Fund expenses during the current fiscal year to 0.35% of the Fund’s average daily net assets.

Underlying Fund Fees

(fees paid indirectly from your investment)

Fees of the Underlying Funds are reflected in the Underlying Funds’ performance, and thus indirectly in Fund performance. These fees are approximately 1.00% of the Asset Allocation Fund’s average net assets based on current allocation targets, and may fluctuate.

PAGE 34 The Commerce Funds

Example:  The following example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. It makes the following assumptions: you invest $10,000 in Institutional Shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund’s expenses remain the same. In addition, the Underlying Fund fees of 1.00% are included. You should not consider this example to represent actual expenses in the past or the future. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$137	$560	$1,009	$2,256

Asset Allocation Fund Financial Highlights

The following table describes the Fund’s performance for the period indicated. The total return figures show how much you would have earned (or lost) on an investment in the Fund during the time period, assuming you had reinvested all dividends and distributions. Some of the information reflects financial results for a single Fund share. The information has been derived from the Fund’s financial statements which have been audited by KPMG, LLP, the Fund’s independent registered public accounting firm. Their report, along with the Fund’s financial statements, is incorporated by reference in the Funds’ Statement of Additional Information (available upon request).

	Year Ended 10/31				9/27/02(e) through 10/31/02
Institutional Shares	2006	2005	2004	2003
Net asset value, beginning of period	$21.38	$21.01	$20.42	$18.48	$18.00

Income (loss) from investment operations:
Net investment income(b)	0.49	0.34	0.36	0.39	0.03
Net realized and unrealized gain	2.07	1.41	0.95	1.94	0.45

Total from investment operations	2.56	1.75	1.31	2.33	0.48

Distributions to shareholders:
From net investment income	(0.48)	(0.33)	(0.40)	(0.37)	—
From net realized gains	(2.61)	(1.05)	(0.32)	(0.02)	—

Total distributions	(3.09)	(1.38)	(0.72)	(0.39)	—

Net asset value, end of period	$20.85	$21.38	$21.01	$20.42	$18.48

Total return(a)	13.19%	8.56%	6.57%	12.72%	2.67%
Net assets at end of period (in 000’s)	$16,958	$16,747	$18,726	$20,801	$18,234
Ratio of net expenses to average net assets(d)	0.35%	0.35%	0.35%	0.35%	0.35%	(c)
Ratio of net investment income to average net assets	2.42%	1.62%	1.75%	2.07%	2.80%	(c)
Ratios assuming no expense reductions:
Ratio of total expenses to average net assets(d)	0.98%	1.15%	1.07%	2.29%	81.34%	(c)
Ratio of net investment income (loss) to average net assets	1.79%	0.82%	1.03%	0.13%	(78.19)%	(c)
Portfolio turnover rate	55%	39%	34%	47%	—

(a)	Assumes investment of the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Annualized.
(d)	Expense ratios exclude expenses of the Underlying Funds.
(e)	Commencement of operations.

The Commerce Funds PAGE 35

Bond Fund

Duration is a linear measure of interest rate risk. For example, a portfolio with a duration of 2 years would lose 2% of its value if interest rates rose by 1%, or it would gain 2% if interest rates declined by 2%. A portfolio with a duration of 4 years would be twice as volatile as a portfolio with a duration of 2 years.

Please see the table on page 67 for more detailed information about the investment practices of the Bond Fund and the risks associated with those practices.

Investment Objective

•	Seeks total return through current income and, secondarily, capital appreciation.

Primary Investment Strategies

•

Security Types:  Under normal market conditions, invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in bonds. In seeking current income and capital appreciation, the Fund invests in a diversified portfolio of investment-grade corporate debt obligations and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund will provide shareholders with at least 60 days notice before changing its 80% investment policy. The Fund may invest up to 80% of its total assets in mortgage-backed and asset-backed securities.

•

Credit Quality:  Invests at least 65% of its total assets in bonds rated at the time of purchase A– or better by one of the four major ratings services or considered by the Adviser to be of equivalent quality.

•	The market-weighted average credit rating of the Fund’s entire portfolio will be AA–/Aa3 or better.

•

Maturity Distribution:  To achieve capital appreciation, the Fund’s average effective duration will be within 30% of the Lehman Brothers Aggregate Bond Index (“Index”), although the Fund has no restriction on the maximum or minimum duration of any individual security it holds. For example, if the duration of the Index were 4.5 years, the Fund’s assets would have a duration of between 3.15 years and 5.85 years. The duration of the Fund was 4.54 years as of December 31, 2006.

Primary Risks of Investing in the Fund

U.S. Government Securities Risk:  U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. Obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises can be supported by either (i) the full faith and credit of the U.S. Treasury (such as obligations of the Government National Mortgage Association

PAGE 36 The Commerce Funds

(“GNMA”)), (ii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as obligations of the Federal National Mortgage Association (“FNMA”)), or (iii) only the credit of the issuer (such as the Federal Home Loan Mortgage Corporation (“FHLMC”)). Although many U.S. Government securities purchased by the Fund, such as those issued by the FNMA, FHLMC and the Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and therefore are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Mortgage-Backed Risk:  Mortgage-backed securities, especially collateralized mortgage-backed securities, may be subject to risks that include price volatility, liquidity, and enhanced sensitivity to interest rates. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities they issue. Mortgage-related securities in which the Fund may invest include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”), FNMA guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) and FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). As stated under “U.S. Government Securities Risk,” unlike Ginnie Maes, Fannie Maes and Freddie Macs are not backed by or entitled to the full faith and credit of the United States.

Investment Risk:  The value of your investment in this Fund may fluctuate, which means that you could lose money.

Market Risk:  General economic conditions and/or the activities of individual companies may cause the value of the securities in the Fund to increase or decrease.

Interest Rate Risk:  Generally, the market value of fixed-income securities can be expected to go up when interest rates go down and to go down when interest rates go up. Longer-term bonds and zero coupon bonds are usually more sensitive to interest rate changes than shorter-term bonds. In general, the longer the average maturity of bonds in the Fund, the more the Fund’s share price will go up or down in response to interest rate changes.

Credit Risk:  An issuer of bonds may default on its obligation to pay interest and repay principal. Also, a bond’s credit rating could be downgraded. The Fund could lose money in either of these instances. The Fund may invest up to 35% of its net assets in obligations rated BBB or Baa by certain ratings services. These obligations are considered to have speculative characteristics and are riskier than higher-rated obligations.

Management Risk:  A strategy used by the Adviser may fail to produce the intended results.

Maturity Risk:  The Fund will not necessarily hold its securities to maturity, which could result in loss of principal.

Asset-Backed Risk:  Asset-backed securities may involve certain risks not presented by other securities. These risks include a greater risk of default during periods of economic downturn

continued

The Commerce Funds PAGE 37

Bond Fund (continued)

than other securities. Also, asset-backed securities may be less liquid than other securities and therefore more difficult to value and liquidate, if necessary.

Call Risk:  An issuer may exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed or asset-backed security) earlier than expected. This may happen when interest rates decline. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.

Extension Risk:  An issuer may exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed or asset-backed security) later than expected. This may happen when interest rates rise. Under these circumstances, the value of the obligation will decrease and the Fund will also suffer from the inability to invest in higher-yielding securities.

Prepayment Risk:  Prepayment of the underlying mortgage collateral of some fixed-income securities may result in a decreased rate of return and a decline in value of the securities.

Income Risk:  The Fund’s portfolio income may decline because of falling market interest rates.

Swap Risk:  Investments in swaps or similar instruments may result in losses exceeding the amounts invested. The Fund may use swaps and similar instruments for hedging purposes or to seek to increase total return.

PAGE 38 The Commerce Funds

Bond Fund Past Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Institutional Shares compare to those of a broad-based securities market index. The bar chart and table assume reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, the Fund’s performance would have been reduced.

Year-by-Year Total Returns as of 12/31 Each Year (Institutional Shares)

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ‘01 4.79% Worst Quarter* Q2 ‘04 –2.50%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

continued

The Commerce Funds PAGE 39

Bond Fund (continued)

Information on After-Tax Returns:

Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold their Institutional Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

•

Average Annual Total Returns Before Taxes:  These returns do not reflect taxes on distributions on the Fund’s Institutional Shares, nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

•

Average Annual Total Returns After Taxes on Distributions:  These returns assume that taxes are paid on distributions on the Fund’s Institutional Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Institutional Shares at the end of the performance period.

•

Average Annual Total Returns After Taxes on Distributions and Sale of Institutional Shares:  These returns reflect taxes paid on distributions on the Fund’s Institutional Shares and taxes applicable when the investment is redeemed (sold) by you.

Applicable Income Tax Rate:

After tax are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions and do not reflect state or local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds.

Average Annual Total Return

For the periods ended December 31, 2006	1 Year	5 Years	10 Years	Since Inception (12/12/94)
Returns Before Taxes	3.86%	3.95%	5.38%	6.18%
Returns After Taxes on Distributions	2.18%	2.08%	3.13%	3.80%
Returns After Taxes on Distributions and Sale of Shares	2.48%	2.26%	3.21%	3.82%
Lehman Brothers U.S. Aggregate Index*	4.33%	5.06%	6.23%	6.97%

*	The Lehman Brothers U.S. Aggregate Index is an unmanaged index comprised of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The Index figures do not reflect any deduction for fees, taxes or expenses.

PAGE 40 The Commerce Funds

Fees and Expenses

The following table shows the fees and expenses that you would pay directly or indirectly if you invested in this Fund. Shareholder Fees are paid directly from your account. Total Annual Fund Operating Expenses are deducted from the Fund’s assets, not from your account, so they affect the share price of the Fund.

	Bond Fund Institutional Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)		None
Maximum Sales Charge (load) Imposed on Reinvested Distributions		None
Maximum Deferred Sales Charge (load) Imposed on Redemptions		None
Redemption Fees		None
Annual Fund Operating Expenses (1) (expenses deducted from Fund assets)
Management Fees		0.50%
Other Expenses
Shareholder Servicing Fees (2)	0.07%
Other Operating Expenses (3)	0.28%
Total Other Expenses		0.35%

Total Annual Fund Operating Expenses (4)		0.85%

(1)	The Fund’s annual operating expenses are based on actual expenses for the fiscal year ended October 31, 2006.
(2)	Represents shareholder servicing fees of up to 0.25%, annualized, of the average daily net assets of Institutional Shares held under the Shareholder Administrative Services Plan.
(3)	These expenses include custody, accounting, transfer agency and co-administration fees, proxy costs, if any, as well as other customary Fund expenses. The Co-Administrators are entitled to a co-administration fee from the Fund at an annual rate of 0.15% of the average daily net assets of the Fund. Of this amount, Commerce currently retains 0.12% of the average daily net assets of the Fund.
(4)	The Adviser intends to voluntarily reimburse expenses, excluding interest, taxes and extraordinary expenses, during the current fiscal year to the extent necessary for the Bond Fund to maintain Total Annual Fund Operating Expenses of not more than 0.88% of average daily net assets. The Adviser reserves the right to discontinue the expense reimbursement at any time.

Example:  The following example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. It makes the following assumptions: you invest $10,000 in Institutional Shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund’s expenses remain the same. You should not consider this example to represent actual expenses in the past or the future. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$87	$271	$471	$1,049

continued

The Commerce Funds PAGE 41

Bond Fund (continued)

Bond Fund Financial Highlights

The following table describes the Fund’s performance for the periods indicated. The total return figures show how much you would have earned (or lost) on an investment in the Fund during each time period, assuming you had reinvested all dividends and distributions. Some of the information reflects financial results for a single Fund share. The information has been derived from the Fund’s financial statements which have been audited by KPMG, LLP, the Fund’s independent registered public accounting firm. Their report, along with the Fund’s financial statements, is incorporated by reference in the Funds’ Statement of Additional Information (available upon request).

	Year Ended 10/31
Institutional Shares	2006	2005		2004	2003	2002
Net asset value, beginning of year	$18.12	$18.71		$18.73	$19.09	$19.71

Income (loss) from investment operations:
Net investment income(b)	0.78	0.76		0.85	0.94	1.07	(c)
Net realized and unrealized gain (loss)	0.06	(0.49)		0.03	(0.24)	(0.57	)(c)

Total from investment operations	0.84	0.27		0.88	0.70	0.50

Distributions to shareholders:
From net investment income	(0.84)	(0.86)		(0.90)	(1.06)	(1.12)

Total distributions	(0.84)	(0.86)		(0.90)	(1.06)	(1.12)

Net asset value, end of year	$18.12	$18.12		$18.71	$18.73	$19.09

Total return(a)	4.76%	1.46%(d	)	4.80%	3.71%	2.69%
Net assets at end of year (in 000’s)	$548,713	$569,201		$608,773	$650,903	$728,021
Ratio of net expenses to average net assets	0.85%	0.83%		0.79%	0.79%	0.72%
Ratio of net investment income to average net assets	4.35%	4.11%(d	)	4.54%	4.97%	5.59%	(c)
Ratios assuming no expense reductions:
Ratio of total expenses to average net assets	0.85%	0.84%		0.81%	0.81%	0.74%
Ratio of net investment income to average net assets	4.35%	4.10%(d	)	4.52%	4.95%	5.57%	(c)
Portfolio turnover rate	38%	23%		37%	26%	34%

(a)	Assumes investment at the net asset value at the beginning of the year, reinvestments of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing/accreting premiums and discounts on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $0.05, increase net realized and unrealized gains and losses per share by $0.05, and decrease the ratio of net investment income to average net assets with and without expense reductions by 0.26%. Per share ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(d)	Reflects an increase of 0.06% to total return and 0.04% of average net assets per share due to a payment made by the Trust’s Fund Accounting Agent relating to a distribution in excess of net investment income.

PAGE 42 The Commerce Funds

Short-Term Government Fund

Please see the table on page 67 for more detailed information about the investment practices of the Short-Term Government Fund and the risks associated with those practices.

Investment Objective

•	Seeks current income consistent with preservation of principal.

Primary Investment Strategies

•

Security Types:  Under normal market conditions, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including U.S. Treasury bills, notes and bonds) and government mortgage-backed securities (pools of mortgage loans sold to investors by various governmental agencies). The Fund may also purchase other mortgage-backed securities, which are sold by private issuers. The Fund will provide shareholders with at least 60 days notice before changing its 80% investment policy.

•	The market-weighted average credit rating of the Fund’s entire portfolio is expected to be Aa3 or better.

•

Maturity Distribution:  Emphasizes purchasing short-term bonds. The Fund invests at least 65% of its total assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and government mortgage-backed securities that have average lives or remaining maturities of five years or less.

•	Actively manages maturities to take advantage of changes in interest rates. The dollar-weighted average maturity of the Fund’s investments will not exceed three years.

Primary Risks of Investing in the Fund

U.S. Government Securities Risk:  Most of the securities in which the Fund invests are not backed by the full faith and credit of the U.S. Government. U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. Obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises can be supported by either (i) the full faith and credit of the U.S. Treasury (such as

continued

The Commerce Funds PAGE 43

Short-Term Government Fund (continued)

obligations of the Government National Mortgage Association (“GNMA”)), (ii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as obligations of the Federal National Mortgage Association (“FNMA”)), or (iii) only the credit of the issuer (such as the Federal Home Loan Mortgage Corporation (“FHLMC”)). Although many U.S. Government securities purchased by the Fund, such as those issued by the FNMA, FHLMC and the Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and therefore are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Mortgage-Backed Risk:  Mortgage-backed securities, especially collateralized mortgage-backed securities, may be subject to risks that include price volatility, liquidity, and enhanced sensitivity to interest rates. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities they issue. Mortgage-related securities in which the Fund may invest include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”), FNMA guaranteed Mortgage-Pass Through Certificates (also known as “Fannie Maes) and FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). As stated under “U.S. Government Securities Risk,” unlike Ginnie Maes, Fannie Maes and Freddie Macs are not backed by or entitled to the full faith and credit of the United States.

Investment Risk:  The value of your investment in this Fund may fluctuate, which means that you could lose money.

Market Risk:  General economic conditions and/or the activities of individual companies may cause the value of the securities in the Fund to increase or decrease.

Interest Rate Risk:  Generally, the market value of fixed-income securities in the Fund can be expected to go up when interest rates go down and to go down when interest rates go up. Longer-term bonds and zero coupon bonds are usually more sensitive to interest rate changes than shorter-term bonds. In general, the longer the average maturity of bonds in the Fund, the more the Fund’s share price will go up or down in response to interest rate changes.

Credit Risk:  An issuer of fixed-income securities could default on its obligation to pay interest and repay principal. A bond’s credit rating could be downgraded. A Fund could lose money in either of these instances.

Management Risk:  A strategy used by the Adviser could fail to produce the intended results.

Maturity Risk:  The Fund will not necessarily hold its securities to maturity, which could result in loss of principal.

PAGE 44 The Commerce Funds

Call Risk:  An issuer may exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed or asset-backed security) earlier than expected. This may happen when interest rates decline. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.

Extension Risk:  An issuer may exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed or asset-backed security) later than expected. This may happen when interest rates rise. Under these circumstances, the value of the obligation will decrease and the Fund will also suffer from the inability to invest in higher-yielding securities.

Prepayment Risk:  Prepayment of the underlying mortgage collateral of some fixed-income securities may result in a decreased rate of return and a decline in value of the securities.

Income Risk:  The Fund’s portfolio income may decline because of falling market interest rates.

Short-Term Government Fund Past Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Institutional Shares compare to those of a broad-based securities market index. The bar chart and table assume reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, the Fund’s performance would have been reduced.

Year-by-Year Total Returns as of 12/31 Each Year (Institutional Shares)

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ‘01 3.95% Worst Quarter* Q2 ‘04 –1.66%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

continued

The Commerce Funds PAGE 45

Short-Term Government Fund (continued)

Information on After-Tax Returns:

Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold their Institutional Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

•

Average Annual Total Returns Before Taxes:  These returns do not reflect taxes on distributions on the Fund’s Institutional Shares, nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

•

Average Annual Total Returns After Taxes on Distributions:  These returns assume that taxes are paid on distributions on the Fund’s Institutional Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Institutional Shares at the end of the performance period.

•

Average Annual Total Returns After Taxes on Distributions and Sale of Institutional Shares:  These returns reflect taxes paid on distributions on the Fund’s Institutional Shares and taxes applicable when the investment is redeemed (sold) by you.

Applicable Income Tax Rate:

After tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions and do not reflect state or local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds.

Average Annual Total Return

For the periods ended December 31, 2006	1 Year	5 Years	10 Years	Since Inception (12/12/94)
Returns Before Taxes	3.96%	2.83%	4.62%	5.18%
Returns After Taxes on Distributions	2.43%	1.30%	2.66%	3.08%
Returns After Taxes on Distributions and Sale of Shares	2.55%	1.50%	2.73%	3.12%
Citigroup 1-5 Year Treasury/Government Sponsored Index*	4.01%	3.40%	5.12%	5.68%

*	The Citigroup 1-5 Year Treasury/Government Sponsored Index is an unmanaged index comprised of Treasury securities with a minimum principal amount of $1 billion and U.S. Government securities with a minimum principal amount of $100 million. The securities range in maturity from one to five years. The Index figures do not reflect any deduction for fees, taxes or expenses.

PAGE 46 The Commerce Funds

Fees and Expenses

The following table shows the fees and expenses that you would pay directly or indirectly if you invested in this Fund. Shareholder Fees are paid directly from your account. Total Annual Fund Operating Expenses are deducted from the Fund’s assets, not from your account, so they affect the share price of the Fund.

	Short-Term Government Fund Institutional Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)		None
Maximum Sales Charge (load) Imposed on Reinvested Distributions		None
Maximum Deferred Sales Charge (load) Imposed on Redemptions		None
Redemption Fees		None
Annual Fund Operating Expenses (1) (expenses deducted from Fund assets)
Management Fees		0.50%
Other Expenses
Shareholder Servicing Fees (2)	0.05%
Other Operating Expenses (3)	0.34%
Total Other Expenses		0.39%

Total Annual Fund Operating Expenses (4)		0.89%
Less: Expense Reimbursement (4)		0.21%

Net Annual Fund Operating Expenses		0.68%

(1)	The Fund’s annual operating expenses are based on actual expenses for the fiscal year ended October 31, 2006.
(2)	Represents shareholder servicing fees of up to 0.25%, annualized, of the average daily net assets of Institutional Shares held under the Shareholder Administrative Services Plan.
(3)	These expenses include custody, accounting, transfer agency and co-administration fees, proxy costs, if any, as well as other customary Fund expenses. The Co-Administrators are entitled to a co-administration fee from the Fund at an annual rate of 0.15% of the average daily net assets of the Fund. Of this amount, Commerce currently retains 0.12% of the average daily net assets of the Fund.
(4)	The Adviser has contractually agreed to reduce or limit the Total Annual Fund Operating Expenses, excluding interest, taxes and extraordinary expenses, during the current fiscal year to 0.68% of the Fund’s average daily net assets.

Example:  The following example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. It makes the following assumptions: you invest $10,000 in Institutional Shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund’s expenses remain the same. You should not consider this example to represent actual expenses in the past or the future. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$69	$263	$472	$1,077

continued

The Commerce Funds PAGE 47

Short-Term Government Fund (continued)

Short-Term Government Fund Financial Highlights

The following table describes the Fund’s performance for the periods indicated. The total return figures show how much you would have earned (or lost) on an investment in the Fund during each time period, assuming you had reinvested all dividends and distributions. Some of the information reflects financial results for a single Fund share. The information has been derived from the Fund’s financial statements which have been audited by KPMG, LLP, the Funds’ independent registered public accounting firm. Their report, along with the Fund’s financial statements, is incorporated by reference in the Funds’ Statement of Additional Information (available upon request).

	Year Ended 10/31
Institutional Shares	2006	2005	2004	2003	2002
Net asset value, beginning of period	$17.57	$18.16	$18.53	$19.04	$19.20

Income (loss) from investment operations:
Net investment income(b)	0.61	0.53	0.54	0.51	0.83	(c)
Net realized and unrealized gain (loss)	0.11	(0.42)	(0.18)	(0.22)	(0.05	)(c)

Total from investment operations	0.72	0.11	0.36	0.29	0.78

Distributions to shareholders:
From net investment income	(0.73)	(0.70)	(0.73)	(0.80)	(0.94)

Total distributions	(0.73)	(0.70)	(0.73)	(0.80)	(0.94)

Net asset value, end of period	$17.56	$17.57	$18.16	$18.53	$19.04

Total return(a)	4.21%	0.63%	1.96%	1.52%	4.21%
Net assets at end of period (in 000’s)	$129,940	$157,183	$219,533	$259,936	$184,246
Ratio of net expenses to average net assets	0.68%	0.68%	0.68%	0.68%	0.68%
Ratio of net investment income to average net assets	3.49%	3.00%	2.96%	2.73%	4.41%	(c)
Ratios assuming no expense reductions:
Ratio of total expenses to average net assets	0.89%	0.91%	0.85%	0.81%	0.82%
Ratio of net investment income to average net assets	3.28%	2.77%	2.79%	2.60%	4.27%	(c)
Portfolio turnover rate	28%	32%	78%	34%	15%

(a)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing/accreting premiums and discounts on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $0.09, increase net realized and unrealized gains and losses per share by $0.09, and decrease the ratio of net investment income to average net assets with and without expense reductions by 0.46%. Per share ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

PAGE 48 The Commerce Funds

National Tax-Free Intermediate Bond Fund

Duration is a linear measure of interest rate risk. For example, a portfolio with a duration of 2 years would lose 2% of its value if interest rates rose by 1%, or it would gain 2% if interest rates declined by 2%. A portfolio with a duration of 4 years would be twice as volatile as a portfolio with a duration of 2 years.

Please see the table on page 67 for more detailed information about the investment practices of the National Tax-Free Intermediate Bond Fund and the risks associated with those practices.

Investment Objective

•	Seeks current income exempt from federal income tax as is consistent with the preservation of capital.

Primary Investment Strategies

•

Security Types:  Under normal market conditions, invests at least 80% of its net assets plus any borrowings for investment purposes, (measured at the time of purchase) in municipal bonds issued by or on behalf of the states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions, the income from which, in the opinion of bond counsel, is exempt from regular federal income and federal alternative minimum taxes. Alternatively, at least 80% of the Fund’s distributed income must be exempt from such taxes. The Fund’s 80% investment strategy is fundamental—meaning that it can only be changed by the holders of a majority of the outstanding voting securities of the Fund.

•	Up to 20% of the Fund’s net assets may be invested in municipal bonds that are not exempt from regular federal income tax or federal alternative minimum taxes.

•

Credit Quality:  The market-weighted average credit rating of the Fund’s entire portfolio will be AA– or better. The lowest rated security in which the Fund may invest is BBB. The Fund may invest up to 10% of its total assets in unrated securities that the Adviser deems to be of comparable quality to investment grade securities at the time of purchase.

•

Maturity Distribution:  The Fund actively manages maturities to take advantage of changes in interest rates. The average dollar-weighted effective maturity of the Fund’s portfolio securities will be three to ten years, under normal market conditions.

•	The average effective duration of the Fund will be within 30% of the duration of the Lehman 3-15 Year Blend Index (“Index”), although the Fund has no restriction as to the

continued

The Commerce Funds PAGE 49

National Tax-Free Intermediate Bond Fund (continued)

maximum or minimum duration of any individual security it holds. For example, if the duration of the Index were 6.0 years, the Fund’s assets would have a duration of between 4.20 years and 7.80 years. The duration of the Index was 5.08 years as of December 31, 2006.

•	The Fund strives to minimize net realized capital gains.

Primary Risks of Investing in the Fund

Investment Risk:  The value of your investment in this Fund may fluctuate, which means that you could lose money.

Market Risk:  General economic conditions and/or the activities of individual companies may cause the value of the securities in the Fund to increase or decrease.

Maturity Risk:  The Fund will not necessarily hold its securities to maturity, which could result in loss of principal.

Interest Rate Risk:  Generally, the market value of fixed-income securities can be expected to go up when interest rates go down and to go down when interest rates go up.

Credit Risk:  An issuer of bonds may default on its obligation to pay interest and repay principal. Also, a bond’s credit rating could be downgraded. The Fund could lose money in either of these instances.

Management Risk:  A strategy used by the Adviser may fail to produce the intended results.

Municipal Bond Risk:  Municipal securities prices can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those market sectors can affect municipal bond prices. Changes in the condition of a municipal issuer can affect the overall municipal bond market as well.

Tax Risk:  A fund that invests in municipal bonds may be more adversely impacted by changes in tax rates and policies than other funds.

Income Risk:  The Fund’s portfolio income may decline because of falling market interest rates.

Call Risk:  An issuer may exercise its right to pay principal on an obligation held by the Fund earlier than expected. This may happen when interest rates decline. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.

PAGE 50 The Commerce Funds

National Tax-Free Intermediate Bond Fund Past Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Institutional Shares compare to those of a broad-based securities market index. The bar chart and table assume reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, the Fund’s performance would have been reduced.

Year-by-Year Total Returns as of 12/31 Each Year (Institutional Shares)

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ‘02 4.35% Worst Quarter* Q2 ‘04 –2.04%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

continued

The Commerce Funds PAGE 51

National Tax-Free Intermediate Bond Fund (continued)

Information on After-Tax Returns:

Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold their Institutional Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

•

Average Annual Total Returns Before Taxes:  These returns do not reflect taxes on distributions on the Fund’s Institutional Shares, nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

•

Average Annual Total Returns After Taxes on Distributions:  These returns assume that taxes are paid on distributions on the Fund’s Institutional Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Institutional Shares at the end of the performance period.

•

Average Annual Total Returns After Taxes on Distributions and Sale of Institutional Shares:  These returns reflect taxes paid on distributions on the Fund’s Institutional Shares and taxes applicable when the investment is redeemed (sold) by you.

Applicable Income Tax Rate:

After tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions and do not reflect state or local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds.

Average Annual Total Return

For the periods ended December 31, 2006	1 Year	5 Years	10 Years	Since Inception (2/21/95)
Returns Before Taxes	3.63%	4.54%	4.76%	4.92%
Returns After Taxes on Distributions	3.56%	4.37%	4.61%	4.78%
Returns After Taxes on Distributions and Sale of Shares	3.74%	4.38%	4.59%	4.74%
Lehman 3-15 Year Blend Index*	4.18%	4.96%	5.39%	5.77%

*	The Lehman 3-15 Year Blend Index is an unmanaged index comprised of investment-grade municipal securities ranging from 2 to 17 years in maturity. The Index figures do not reflect any deduction for fees, taxes or expenses.

PAGE 52 The Commerce Funds

Fees and Expenses

The following table shows the fees and expenses that you would pay directly or indirectly if you invested in this Fund. Shareholder Fees are paid directly from your account. Total Annual Fund Operating Expenses are deducted from the Fund’s assets, not from your account, so they affect the share price of the Fund.

	National Tax-Free Intermediate Bond Fund Institutional Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)		None
Maximum Sales Charge (load) Imposed on Reinvested Distributions		None
Maximum Deferred Sales Charge (load) Imposed on Redemptions		None
Redemption Fees		None
Annual Fund Operating Expenses (1) (expenses deducted from Fund assets)
Management Fees		0.50%
Other Expenses
Shareholder Servicing Fees (2)	0.06%
Other Operating Expenses (3)	0.32%
Total Other Expenses		0.38%

Total Annual Fund Operating Expenses (4)		0.88%
Less: Expense Reimbursement (4)		0.18%

Net Annual Fund Operating Expenses		0.70%

(1)	The Fund’s annual operating expenses are based on actual expenses for the fiscal year ended October 31, 2006.
(2)	Represents shareholder servicing fees of up to 0.25%, annualized, of the average daily net assets of Institutional Shares held under the Shareholder Administrative Services Plan.
(3)	These expenses include custody, accounting, transfer agency and co-administration fees, proxy costs, if any, as well as other customary Fund expenses. The Co-Administrators are entitled to a co-administration fee from the Fund at an annual rate of 0.15% of the average daily net assets of the Fund. Of this amount, Commerce currently retains 0.12% of the average daily net assets of the Fund.
(4)	The Adviser has contractually agreed to reduce or limit the Total Annual Fund Operating Expenses, excluding interest, taxes and extraordinary expenses, during the current fiscal year to 0.70% of the Fund’s average daily net assets.

Example:  The following example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. It makes the following assumptions: you invest $10,000 in Institutional Shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund’s expenses remain the same. You should not consider this example to represent actual expenses in the past or the future. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$72	$263	$470	$1,068

continued

The Commerce Funds PAGE 53

National Tax-Free Intermediate Bond Fund (continued)

National Tax-Free Intermediate Bond Fund Financial Highlights

The following table describes the Fund’s performance for the periods indicated. The total return figures show how much you would have earned (or lost) on an investment in the Fund during each time period, assuming you had reinvested all dividends and distributions. Some of the information reflects financial results for a single Fund share. The information has been derived from the Fund’s financial statements which have been audited by KPMG, LLP, the Fund’s independent registered public accounting firm. Their report, along with the Fund’s financial statements, is incorporated by reference in the Funds’ Statement of Additional Information (available upon request).

	Year Ended 10/31
Institutional Shares	2006	2005	2004	2003	2002
Net asset value, beginning of year	$19.05	$19.59	$19.74	$19.68	$19.69

Income (loss) from investment operations:
Net investment income(b)	0.72	0.72	0.71	0.73	0.76	(c)
Net realized and unrealized gain (loss)	0.13	(0.51)	0.17	0.22	0.24	(c)

Total from investment operations	0.85	0.21	0.88	0.95	1.00

Distributions to shareholders:
From net investment income	(0.73)	(0.71)	(0.72)	(0.73)	(0.76)
From net realized gains	(0.10)	(0.04)	(0.31)	(0.16)	(0.25)

Total distributions	(0.83)	(0.75)	(1.03)	(0.89)	(1.01)

Net asset value, end of year	$19.07	$19.05	$19.59	$19.74	$19.68

Total return(a)	4.57%	1.09%	4.56%	4.88%	5.30%
Net assets at end of year (in 000’s)	$154,304	$162,792	$169,217	$175,427	$174,059
Ratio of net expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income to average net assets	3.80%	3.71%	3.67%	3.69%	3.93%	(c)
Ratios assuming no expense reductions:
Ratio of total expenses to average net assets	0.88%	0.87%	0.84%	0.82%	0.77%
Ratio of net investment income to average net assets	3.62%	3.54%	3.53%	3.57%	3.86%	(c)
Portfolio turnover rate	42%	48%	33%	57%	42%

(a)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains or other taxable distributions or the redemption of Fund shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing/accreting premiums and discounts on debt securities. The effect of this change for the year ended October 31, 2002 was an impact of less than $0.01 to net investment income, net realized and unrealized gains and losses, and an increase to the ratio of net investment income to average net assets with and without expense reductions by 0.02%. Per share ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

PAGE 54 The Commerce Funds

Missouri Tax-Free Intermediate Bond Fund

Please see the table on page 67 for more detailed information about the investment practices of the Missouri Tax-Free Intermediate Bond Fund and the risks associated with those practices.

Investment Objective

•	Seeks current income exempt from federal and, to the extent possible, from Missouri income taxes, as is consistent with the preservation of capital.

Primary Investment Strategies

•

Security Types:  Under normal market conditions, invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in Missouri municipal bonds, the income from which is exempt from regular federal income taxes, federal alternative minimum taxes and Missouri taxes. Alternatively, at least 80% of the Fund’s distributed income must be exempt from such taxes. The Fund’s 80% investment strategy is fundamental–meaning that it can only be changed by the holders of a majority of the outstanding voting securities of the Fund.

•	The Fund seeks to maximize the proportion of its dividends that are exempt from both federal and Missouri income tax.

•	Strives to minimize net realized capital gains.

•

Credit Quality:  The market-weighted average credit rating of the Fund’s entire portfolio will be A or better. The lowest rated security in which the Fund may invest is BBB. The Fund may invest up to 25% of its total assets in unrated securities that the Adviser deems to be of comparable quality to investment grade securities at the time of purchase.

•

Maturity Distribution:  The Fund actively manages maturities to take advantage of changes in interest rates. Under normal market conditions, the average weighted maturity of the Fund’s portfolio securities will be three to ten years.

Primary Risks of Investing in the Fund

Investment Risk:  The value of your investment in this Fund may fluctuate, which means that you could lose money.

continued

The Commerce Funds PAGE 55

Missouri Tax-Free Intermediate Bond Fund (continued)

Market Risk:  General economic conditions and/or the activities of individual companies may cause the value of the securities in the Fund to increase or decrease.

Interest Rate Risk:  Generally, the market value of fixed-income securities can be expected to go up when interest rates go down and to go down when interest rates go up. Longer-term bonds and zero coupon bonds are usually more sensitive to interest rate changes than shorter-term bonds. In general, the longer the average maturity of bonds in the Fund, the more the Fund’s share price will go up or down in response to interest rate changes.

Credit Risk:  An issuer of bonds may default on its obligation to pay interest and repay principal. Also, a bond’s credit rating could be downgraded. The Fund could lose money in either of these instances.

Management Risk:  A strategy used by the Adviser may fail to produce the intended results.

Maturity Risk:  A Fund will not necessarily hold its securities to maturity, which could result in loss of principal.

State-Specific Risk:  The Fund invests its assets predominantly in Missouri bonds. The actual payment of principal and interest on these bonds is dependent on the Missouri General Assembly allotting money each fiscal year for these payments. You should also be aware that provisions of the Missouri Constitution and other laws could result in certain adverse consequences affecting Missouri bonds. When a Fund’s assets are concentrated in bonds payable from revenues of similar projects issued by issuers located in the same state, or in industrial development bonds, the Fund will be subject to the particular risks (including legal and economic conditions) relating to such securities to a greater extent than if its assets were not so concentrated.

Non-Diversified Risk:  The Missouri Tax-Free Intermediate Bond Fund is non-diversified. Non-diversified funds typically hold fewer securities than diversified funds do. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives.

Tax Risk:  A fund that invests in municipal bonds may be more adversely impacted by changes in tax rates and policies than other funds. Dividends derived from interest on bonds of other governmental issuers are exempt from federal income tax but may be subject to Missouri income tax.

Municipal Bond Risk:  Municipal securities prices can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those market sectors can affect municipal bond prices. Changes in the condition of a municipal issuer can affect the overall municipal bond market as well.

Income Risk:  The Fund’s portfolio income may decline because of falling market interest rates.

PAGE 56 The Commerce Funds

Call Risk:  An issuer may exercise its right to pay principal on an obligation held by the Fund earlier than expected. This may happen when interest rates decline. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.

Missouri Tax-Free Intermediate Bond Fund Past Performance

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Institutional Shares compare to those of a broad-based securities market index. The bar chart and table assume reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, the Fund’s performance would have been reduced.

Year-by-Year Total Returns as of 12/31 Each Year (Institutional Shares)

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ‘02 4.28% Worst Quarter* Q2 ‘04 –2.01%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

continued

The Commerce Funds PAGE 57

Missouri Tax-Free Intermediate Bond Fund (continued)

Information on After-Tax Returns:

Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold their Institutional Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

•

Average Annual Total Returns Before Taxes:  These returns do not reflect taxes on distributions on the Fund’s Institutional Shares, nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

•

Average Annual Total Returns After Taxes on Distributions:  These returns assume that taxes are paid on distributions on the Fund’s Institutional Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Institutional Shares at the end of the performance period.

•

Average Annual Total Returns After Taxes on Distributions and Sale of Institutional Shares:  These returns reflect taxes paid on distributions on the Fund’s Institutional Shares and taxes applicable when the investment is redeemed (sold) by you.

Applicable Income Tax Rate:

After tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions and do not reflect state or local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds.

Average Annual Total Return

For the periods ended December 31, 2006	1 Year	5 Years	10 Years	Since Inception (2/21/95)
Returns Before Taxes	3.53%	4.29%	4.65%	4.77%
Returns After Taxes on Distributions	3.51%	4.24%	4.59%	4.70%
Returns After Taxes on Distributions and Sale of Shares	3.69%	4.22%	4.54%	4.65%
Lehman 3-15 Year Blend Index*	4.18%	4.96%	5.39%	5.77%

*	The Lehman 3-15 Year Blend Index is an unmanaged index comprised of investment-grade municipal securities ranging from 2 to 17 years in maturity. The Index figures do not reflect any deduction for fees, expenses or taxes.

PAGE 58 The Commerce Funds

Fees and Expenses

The following table shows the fees and expenses that you would pay directly or indirectly if you invested in this Fund. Shareholder Fees are paid directly from your account. Total Annual Fund Operating Expenses are deducted from the Fund’s assets, not from your account, so they affect the share price of the Fund.

	Missouri Tax-Free Intermediate Bond Fund Institutional Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)		None
Maximum Sales Charge (load) Imposed on Reinvested Distributions		None
Maximum Deferred Sales Charge (load) Imposed on Redemptions		None
Redemption Fees		None
Annual Fund Operating Expenses (1) (expenses deducted from Fund assets)
Management Fees		0.50%
Other Expenses
Shareholder Servicing Fees (2)	0.07%
Other Operating Expenses (3)	0.31%
Total Other Expenses		0.38%

Total Annual Fund Operating Expenses (4)		0.88%
Less: Expense Reimbursement (4)		0.18%

Net Annual Fund Operating Expenses		0.70%

(1)	The Fund’s annual operating expenses have been restated to reflect amounts expected to be incurred for the current fiscal year.
(2)	Represents shareholder servicing fees of up to 0.25%, annualized, of the average daily net assets of Institutional Shares held under the Shareholder Administrative Services Plan.
(3)	These expenses include custody, accounting, transfer agency and co-administration fees, proxy costs, if any, as well as other customary Fund expenses. The Co-Administrators are entitled to a co-administration fee from the Fund at an annual rate of 0.15% of the average daily net assets of the Fund. Of this amount, Commerce currently retains 0.12% of the average daily net assets of the Fund.
(4)	The Adviser has contractually agreed to reduce or limit the Total Annual Fund Operating Expenses, excluding interest, taxes and extraordinary expenses, during the current fiscal year to 0.70% of the Fund’s average daily net assets.

Example:  The following example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. It makes the following assumptions: you invest $10,000 in Institutional Shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund’s expenses remain the same. You should not consider this example to represent actual expenses in the past or the future. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$72	$263	$470	$1,068

continued

The Commerce Funds PAGE 59

Missouri Tax-Free Intermediate Bond Fund (continued)

Missouri Tax-Free Intermediate Bond Fund Financial Highlights

The following table describes the Fund’s performance for the periods indicated. The total return figures show how much you would have earned (or lost) on an investment in the Fund during each time period, assuming you had reinvested all dividends and distributions. Some of the information reflects financial results for a single Fund share. The information has been derived from the Fund’s financial statements which have been audited by KPMG, LLP, the Fund’s independent registered public accountants. Their report, along with the Fund’s financial statements, is incorporated by reference in the Funds’ Statement of Additional Information (available upon request).

	Year Ended 10/31
Institutional Shares	2006	2005	2004	2003	2002
Net asset value, beginning of year	$19.19	$19.83	$19.73	$19.68	$19.45

Income (loss) from investment operations:
Net investment income(b)	0.74	0.74	0.72	0.72	0.75	(c)
Net realized and unrealized gain (loss)	0.10	(0.62)	0.14	0.15	0.26	(c)

Total from investment operations	0.84	0.12	0.86	0.87	1.01

Distributions to shareholders:
From net investment income	(0.75)	(0.74)	(0.72)	(0.72)	(0.75)
From net realized gains	(0.06)	(0.02)	(0.04)	(0.10)	(0.03)

Total distributions	(0.81)	(0.76)	(0.76)	(0.82)	(0.78)

Net asset value, end of year	$19.22	$19.19	$19.83	$19.73	$19.68

Total return(a)	4.48%	0.61%	4.44%	4.50%	5.31%
Net assets at end of year (in 000s)	$159,628	$172,124	$179,089	$183,240	164,365
Ratio of net expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	3.87%	3.77%	3.65%	3.64%	3.88%	(c)
Ratios assuming no expense reductions:
Ratio of total expenses to average net assets	0.88%	0.87%	0.83%	0.81%	0.78%
Ratio of net investment income to average net assets	3.64%	3.55%	3.47%	3.48%	3.75%	(c)
Portfolio turnover rate	15%	19%	13%	16%	20%

(a)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains or other taxable distributions or the redemption of Fund shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing/accreting premiums and discounts on debt securities. The effect of this change for the year ended October 31, 2002 was an impact of less than $0.01 to net investment income, net realized and unrealized gains and losses, and an increase to the ratio of net investment income to average net assets with and without expense reductions by 0.02%. Per share ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

PAGE 60 The Commerce Funds

Kansas Tax-Free Intermediate Bond Fund

Please see the table on page 67 for more detailed information about the Kansas Tax-Free Intermediate Bond Fund and the risks associated with those practices.

Investment Objective

•	Seeks current income exempt from federal and, to the extent possible, from Kansas income taxes, as is consistent with the preservation of capital.

Primary Investment Strategies

•

Security Types:  Under normal market conditions, invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in Kansas municipal bonds, the income from which is exempt from regular federal income taxes, federal alternative minimum taxes and Kansas taxes. Alternatively, at least 80% of the Fund’s distributed income must be exempt from such taxes. The Fund’s 80% investment strategy is fundamental—meaning that it can only be changed by the holders of a majority of the outstanding voting securities of the Fund.

•	The Fund seeks to maximize the proportion of its dividends that are exempt from both federal and Kansas income tax.

•	The Fund strives to minimize net realized capital gains.

•

Credit Quality:  The market-weighted average credit rating of the Fund’s entire portfolio will be A or better. The lowest rated security in which the Fund may invest is BBB. The Fund may invest up to 25% of its total assets in unrated securities that the Adviser deems to be of comparable quality to investment grade securities at the time of purchase.

•

Maturity Distribution:  The Fund actively manages maturities to take advantage of changes in interest rates. Under normal market conditions, the average weighted maturity of the Fund’s portfolio securities will be three to ten years.

Primary Risks of Investing in the Fund

Investment Risk:  The value of your investment in this Fund may fluctuate, which means that you could lose money.

continued

The Commerce Funds PAGE 61

Kansas Tax-Free Intermediate Bond Fund (continued)

Market Risk:  General economic conditions and/or the activities of individual issuers may cause the value of the securities in the Fund to increase or decrease.

Interest Rate Risk:  Generally, the market value of fixed-income securities can be expected to go up when interest rates go down and to go down when interest rates go up. Longer- term bonds and zero coupon bonds are usually more sensitive to interest rate changes than shorter-term bonds. In general, the longer the average maturity of bonds in the Fund, the more the Fund’s share price will go up or down in response to interest rate changes.

Credit Risk:  An issuer of bonds may default on its obligation to pay interest and repay principal. Also, a bond’s credit rating could be downgraded. The Fund could lose money in either of these instances.

Management Risk:  A strategy used by the Adviser may fail to produce the intended results.

Maturity Risk:  A Fund will not necessarily hold its securities to maturity, which could result in loss of principal.

State-Specific Risk:  The Fund invests its assets predominantly in Kansas bonds. The actual payment of principal and interest on these bonds is dependent on the Kansas legislature allotting money each fiscal year for these payments. You should also be aware that provisions of the Kansas Constitution and other laws could result in certain adverse consequences affecting Kansas bonds. When a Fund’s assets are concentrated in bonds payable from revenues of similar projects issued by issuers located in the same state, or in industrial development bonds, the Fund will be subject to the particular risks (including legal and economic conditions) relating to such securities to a greater extent than if its assets were not so concentrated.

Non-Diversified Risk:  The Kansas Tax-Free Intermediate Bond Fund is non-diversified. Non-diversified funds typically hold fewer securities than diversified funds do. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives.

Tax Risk:  A fund that invests in municipal bonds may be more adversely impacted by changes in tax rates and policies than other funds. Dividends derived from interest on bonds of other governmental issuers are exempt from federal income tax but may be subject to Kansas income tax.

Municipal Bond Risk:  Municipal securities prices can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those market sectors can affect municipal bond prices. Changes in the condition of a municipal issuer can affect the overall municipal bond market as well.

Income Risk:  The Fund’s portfolio income may decline because of falling market interest rates.

Call Risk:  An issuer may exercise its right to pay principal on an obligation held by the Fund earlier than expected. This may happen when interest rates decline. Under these

PAGE 62 The Commerce Funds

circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.

Kansas Tax-Free Intermediate Bond Fund Past Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Institutional Shares compare to those of a broad-based securities market index. Of course, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The performance of the Fund prior to December 26, 2000 is represented by the performance of the Kansas Tax-Free Fund (the “Kansas Common Trust Fund”), the predecessor common trust fund that, in all material respects, had the same investment objective, policies, guidelines and investment limitations as the Fund. The Kansas Common Trust Fund was not registered under the Act and therefore was not subject to certain investment restrictions imposed by the Act. If the Kansas Common Trust Fund had been registered under the Act, the performance shown may have been adversely affected. The total return calculations in the bar chart and table for the period prior to December 26, 2000 have been restated to include the expenses of the Institutional Class but do not include waived fees or reimbursed expenses. The total return calculations in the bar chart and table for the period after December 26, 2000 reflect expense limitations in effect. If expense limitations were not in place, the Fund’s performance would have been reduced.

Year-by-Year Total Returns as of 12/31 Each Year (Institutional Shares)

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ‘02 4.04% Worst Quarter* Q2 ‘04 –2.11%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

continued

The Commerce Funds PAGE 63

Kansas Tax-Free Intermediate Bond Fund (continued)

Information on After-Tax Returns:

Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold their Institutional Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

•

Average Annual Total Returns Before Taxes:  These returns do not reflect taxes on distributions on the Fund’s Institutional Shares, nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

•

Average Annual Total Returns After Taxes on Distributions:  These returns assume that taxes are paid on distributions on the Fund’s Institutional Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Institutional Shares at the end of the performance period.

•

Average Annual Total Returns After Taxes on Distributions and Sale of Institutional Shares:  These returns reflect taxes paid on distributions on the Fund’s Institutional Shares and taxes applicable when the investment is redeemed (sold) by you.

Applicable Income Tax Rate:

After tax are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions and do not reflect state or local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds.

Average Annual Total Return

For the periods ended December 31, 2006	1 Year	5 Years	10 Years		Since Inception (12/26/00)
Returns Before Taxes	3.54%	4.28%	4.41%		4.52%
Returns After Taxes on Distributions	3.48%	4.23%	N/A	**	4.47%
Returns After Taxes on Distributions and Sale of Shares	3.68%	4.19%	N/A	**	4.40%
Lehman 3-15 Year Blend Index*	4.18%	4.96%	5.39%		5.03%

*	The Lehman 3-15 Year Blend Index is an unmanaged index comprised of investment-grade municipal securities ranging from 2 to 17 years in maturity. The Index figures do not reflect any deduction for fees, taxes or expenses.
**	After-tax return information not available for the Fund prior to registration.

PAGE 64 The Commerce Funds

Fees and Expenses

The following table shows the fees and expenses that you would pay directly or indirectly if you invested in this Fund. Shareholder Fees are paid directly from your account. Total Annual Fund Operating Expenses are deducted from the Fund’s assets, not from your account, so they affect the share price of the Fund.

	Kansas Tax-Free Intermediate Bond Fund Institutional Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)		None
Maximum Sales Charge (load) Imposed on Reinvested Distributions		None
Maximum Deferred Sales Charge (load) Imposed on Redemptions		None
Redemption Fees		None
Annual Fund Operating Expenses (1) (expenses deducted from Fund assets)
Management Fees		0.50%
Other Expenses
Shareholder Servicing Fees (2)	0.06%
Other Operating Expenses (3)	0.42%
Total Other Expenses		0.48%

Total Annual Fund Operating Expenses (4)		0.98%
Less: Expense Reimbursement (4)		0.28%

Net Annual Fund Operating Expenses		0.70%

(1)	The Fund’s annual operating expenses have been restated to reflect amounts expected to be incurred for the current fiscal year.
(2)	Represents shareholder servicing fees of up to 0.25%, annualized, of the average daily net assets of Institutional Shares held under the Shareholder Administrative Services Plan.
(3)	These expenses include custody, accounting, transfer agency and co-administration fees, proxy costs, if any, as well as other customary Fund expenses. The Co-Administrators are entitled to a co-administration fee from the Fund at an annual rate of 0.15% of the average daily net assets of the Fund. Of this amount, Commerce currently retains 0.12% of the average daily net assets of the Fund.
(4)	The Adviser has contractually agreed to reduce or limit the Total Annual Fund Operating Expenses, excluding interest, taxes, and extraordinary expenses, during the current fiscal year to 0.70% of the Fund’s average daily net assets.

Example:  The following example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. It makes the following assumptions: you invest $10,000 in Institutional Shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund’s expenses remain the same. You should not consider this example to represent actual expenses in the past or the future. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$72	$284	$514	$1,176

continued

The Commerce Funds PAGE 65

Kansas Tax-Free Intermediate Bond Fund

Kansas Tax-Free Intermediate Bond Fund Financial Highlights

The following table describes the Fund’s performance for the periods indicated. The total return figures show how much you would have earned (or lost) on an investment in the Fund during each time period, assuming you had reinvested all dividends and distributions. Some of the information reflects financial results for a single Fund share. The information has been derived from the Fund’s financial statements which have been audited by KPMG, LLP, the Fund’s independent registered public accounting firm. Their report, along with the Fund’s financial statements, is incorporated by reference in the Funds’ Statement of Additional Information (available upon request).

	Year Ended 10/31
Institutional Shares	2006	2005	2004	2003	2002
Net asset value, beginning of year	$18.75	$19.33	$19.19	$19.03	$18.75

Income (loss) from investment operations:
Net investment income(b)	0.70	0.69	0.68	0.67	0.67	(c)
Net realized and unrealized gain (loss)	0.08	(0.56)	0.17	0.18	0.28	(c)

Total from investment operations	0.78	0.13	0.85	0.85	0.95

Distributions to shareholders:
From net investment income	(0.70)	(0.69)	(0.68)	(0.66)	(0.67)
From net realized gains	(0.05)	(0.02)	(0.03)	(0.03)	—	(d)

Total distributions	(0.75)	(0.71)	(0.71)	(0.69)	(0.67)

Net asset value, end of year	$18.78	$18.75	$19.33	$19.19	$19.03

Total return(a)	4.28%	0.68%	4.54%	4.52%	5.23%
Net assets at end of year (in 000’s)	$69,075	$68,128	$68,940	$69,150	$63,079
Ratio of net expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	3.75%	3.64%	3.56%	3.47%	3.61%	(c)
Ratios assuming no expense reductions:
Ratio of total expenses to average net assets	0.98%	1.00%	0.93%	0.90%	0.90%
Ratio of net investment income to average net assets	3.42%	3.29%	3.28%	3.22%	3.36%	(c)
Portfolio turnover rate	33%	13%	8%	10%	8%

(a)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains or other taxable distributions or the redemption of Fund shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing/accreting premiums and discounts on debt securities. The effect of this change for the year ended October 31, 2002 was an impact of less than $0.01 to net investment income, net realized and unrealized gains and losses, and an increase to the ratio of net investment income to average net assets with and without expense reductions by 0.02%. Per share ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(d)	Amount is less than $0.005 per share.

PAGE 66 The Commerce Funds

Securities and Investment Practices

This table shows some of the principal and non-principal investment methods and securities that the Funds may use. The Funds’ Statement of Additional Information (available on request) contains a more complete discussion of the securities and practices each Fund may use, and the risks involved. The Funds’ Annual Report shows the securities and practices each Fund is currently using. We encourage you to obtain and read a copy of the Statement of Additional Information and the Annual Report should you have any questions about the Funds’ investment policies. The securities and investment practices that are considered to be “principal” securities and investment practices are discussed on pages 3 through 66 of this prospectus.

The Commerce Funds publishes on its website (www.commercefunds.com) complete portfolio holdings for the Funds as of the end of each calendar quarter subject to a 15 calendar-day lag between the date of the information and the date on which the information is disclosed. In addition, the Funds (other than the Asset Allocation Fund) publish on their website month-end top 10 holdings subject to a 10 calendar-day lag between the date of the formation and the date on which the information is disclosed. The Asset Allocation Fund information posted to the website is the percentage of its holdings in the Underlying Funds. The portfolio holdings information will be available on the website until the date on which a Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information.

Key:

10 Percent of total assets	• = No specific percentage limitation on usage;
10 Percent of net assets	limitedonly by the objectives and strategies of the Fund
— = not permitted

	Core Equity	Growth	Value	MidCap Growth	Internat’l Equity	Asset Allocation	Bond	Short- Term Gov’t	National Tax- Free	Missouri Tax- Free	Kansas Tax- Free
Investment Securities
American Depositary Receipts	10(1)	10(1)	10(1)	10(1)	•	•	—	—	—	—	—
Asset-Backed Securities	—	—	—	—	—	•	80(2)	—	—	—	—
Convertible Securities	•	•	•	•	•	•	•	—	—	—	—
Corporate Debt Obligations	—	—	—	—	•	•	•	—	—	—	—
Emerging Market Securities	—	—	—	—	•	•	—	—	—	—	—
Equity Securities	80+	65+	65+	80+	•	•	—	—	—	—	—
European Depositary Receipts/Global Depositary Receipts	—	—	—	—	•	•	—	—	—	—	—
Foreign Equity Securities	10(1)	10(1)	10(1)	10(1)	80+	•	—	—	—	—	—
Foreign Debt and Foreign Government Securities	—	—	—	—	•	•	20	—	—	—	—
High Yield Securities	•	•	•	•	•	•	•	•	•	•	•
Hybrids	—	—	—	—	10	5	—	—	—	—	—
Mortgage-Related Securities	—	—	—	—	—	•	80(2)	80+(3)	—	—	—
Municipal Securities	—	—	—	—	—	•	20	—	80+	80+	80+
Stripped Securities	—	—	—	—	—	•	5	5	—	—	—
Technology Securities	•	•	•	•	•	•	—	—	—	—	—
U.S. Government Obligations	•	•	•	•	•	•	•	80+(3)	•	•	•
Variable and Floating Rate Instruments	•	•	•	•	•	•	•	•	•	•	•
Zero Coupon, Deferred Interest, Pay-in-kind and Capital Appreciation Bonds	•	•	•	•	•	•	•	•	•	•	•

The Commerce Funds PAGE 67

	Core Equity		Growth		Value		MidCap Growth		Internat’l Equity		Asset Allocation		Bond		Short- Term Gov’t		National Tax- Free		Missouri Tax- Free		Kansas Tax- Free
Investment Practices

Borrowings	33	1/3	33	1/3	33	1/3	33	1/3	33	1/3	33	1/3	33	1/3	33	1/3	33	1/3	33	1/3	33	1/3
Combined Transactions	•		•		•		•		•		•		•		•		•		•		•

Cross Hedging of Currencies	—		—		—		—		•		•		—		—		—		—		—
Custodial Receipts and Trust Certificates	•		•		•		•		•		•		•		•		•		•		•

Equity Swaps	•		•		•		•		•		•		•		•		•		•		•
Foreign Currency Exchange Contracts	—		—		—		—		30		•		—		—		—		—		—

Futures Contracts & Options on Futures Contracts	•		•		•		•		•		•		•		—		•		•		•
Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps, Interest Rate Floors and Caps, Collars and Options on Swaps	—		—		—		—		—		•		•		•		•		•		•

Investment Company Securities (including iShares™ and Standard & Poor’s Depositary Receipts™)	10	(4)	10	(4)	10	(4)	10	(4)	10	(4)	•		10	(4)	10	(4)	10	(4)	10	(4)	10	(4)
Loan Participations													•
Mortgage Dollar Rolls	—		—		—		—		—		•		•		•		—		—		—
Options on Foreign Currencies	—		—		—		—		•		•		—		—		—		—		—
Options on Securities and Securities Indices	25		25		25		25		5		•		5		5		5	(5)	5	(5)	5	(5)
Repurchase Agreements	33	1/3	33	1/3	33	1/3	33	1/3	33	1/3	33	1/3	33	1/3	33	1/3	33	1/3	33	1/3	33	1/3
Standby Commitments	—		—		—		—		—		•		—		—		•		•		•
Unrated Obligations	—		—		—		—		—		—		—		—		10		25		25
When-Issued and Forward Commitments	•		•		•		•		•		•		•		•		25		25		25
(1)	The Core Equity, Growth, Value and MidCap Growth Funds may invest up to 10% of their total assets in foreign securities, including ADRs.
(2)	Up to 80% of the Bond Fund’s total assets may be invested in asset-backed and/or mortgage-related securities.
(3)	At least 80% of the Short-Term Government Fund’s net assets will be invested in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities and government mortgage-backed securities.
(4)	This 10% limitation does not apply to the acquisition of money market fund shares.
(5)	The National, Missouri and Kansas Tax-Free Intermediate Bond Funds may not purchase put and call options or write covered call and put options on securities related to foreign currencies.

PAGE 68 The Commerce Funds

Risks:  The following chart summarizes the types of principal and non-principal risks from which loss may result. More information about risks associated with the Funds is provided on the following pages and in the Funds’ Statement of Additional Information, which is available on request. The risks that are considered to be “principal” risks are discussed on pages 3 through 66 of this prospectus.

	Core Equity	Growth	Value	MidCap Growth	Internat’l Equity	Asset Allocation	Bond	Short- Term Gov’t	National Tax- Free	Missouri Tax- Free	Kansas Tax- Free
Risks:

Allocation Risk						✓
Asset-Backed Risk						✓	✓

Call Risk						✓	✓	✓	✓	✓	✓
Credit Risk						✓	✓	✓	✓	✓	✓

Currency Risk	✓	✓	✓	✓	✓	✓
Derivative Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Emerging Market Risk					✓	✓
Extension Risk						✓	✓	✓

Foreign Risk	✓	✓	✓	✓	✓	✓	✓
Futures/Options Risk					✓	✓

Income Risk						✓	✓	✓	✓	✓	✓
Interest Rate Risk						✓	✓	✓	✓	✓	✓

Investment Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Investment Style Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Investing in the Underlying Funds						✓
Investments of the Underlying Funds						✓

Management Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Market Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Maturity Risk						✓	✓	✓	✓	✓	✓
Mid-Cap and Small-Cap Risk		✓	✓	✓	✓	✓

Mortgage-Backed Risk						✓	✓	✓
Municipal Bond Risk						✓	✓		✓	✓	✓

Non-Diversified Risk										✓	✓
Other Investment Companies Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Portfolio Turnover Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Prepayment Risk						✓	✓	✓	✓	✓	✓

Short-Term Investing Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
State-Specific Risk										✓	✓

Swap Risk							✓
Tax Risk									✓	✓	✓

Technology Securities Risk		✓		✓		✓
U.S. Government Securities Risk						✓	✓	✓	✓	✓	✓

The Commerce Funds PAGE 69

Allocation Risk:  While the Asset Allocation Fund can invest in any or all of the Underlying Funds, it is expected that the Fund will normally invest in only some of the Underlying Funds at any particular time. The Fund’s investment in any one of the Underlying Funds may, and in some cases is expected to, exceed 25% of the Fund’s total assets.

Asset-Backed Risk:  Asset-backed securities may involve certain risks not presented by other securities. These risks include a greater chance of default during periods of economic downturn than other securities. Also, asset-backed securities may be less liquid and therefore more difficult to value and liquidate, if necessary. Ultimately, asset-backed securities are dependent upon payment of the underlying consumer loans or receivables by individuals, and the certificate holder frequently has no recourse against the entity that originated the loans or receivables. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, default may require repossession of the personal property of the debtor, which may be difficult or impossible in some cases. Most issuers of automobile receivables permit the servicers to return possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the number of vehicles involved in a typical issuance and technical requirements under state law, the trustee for the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount owed.

Call Risk:  An issuer may exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-backed or asset-backed security) earlier than expected. This may happen when interest rates decline. Under these circumstances, a Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.

Credit Risk:  An issuer of bonds may default on its obligation to pay interest and repay principal. A bond’s credit rating could be downgraded. A Fund could lose money in either of these instances. The Bond Fund may invest up to 35% of its net assets in obligations rated BBB or Baa by certain ratings services. These obligations are considered to have speculative characteristics and are riskier than higher rated obligations.

Currency Risk:  Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. A decline in the value of a foreign currency versus the U.S. dollar reduces the dollar value of securities denominated in that currency. Exchange rate movements can be large and unpredictable and can last for extended periods. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of a foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. An increase in foreign interest rates or a decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

PAGE 70 The Commerce Funds

Although a Fund may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Fund’s net asset value to fluctuate as well. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also may be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. To the extent that a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. In addition, the net currency positions of the International Equity Fund may expose it to risks independent of its securities positions. Although the net long and short foreign currency exposure of the International Equity Fund will not exceed its total asset value, to the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater risk than it would have if it did not maintain the currency positions. The Funds investing in foreign securities are all subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

The International Equity Fund may enter into foreign currency transactions in an effort to hedge all or any portion of its portfolio positions. Specifically, foreign currency contracts may be used for this purpose to reduce the level of volatility caused by changes in foreign currency exchange rates or when such transactions are economically appropriate for the reduction of risks in the ongoing management of the Fund. Although the contracts may be used to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such currency increase. The Fund may also enter into foreign currency exchange contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held by the Fund. In addition, the International Equity Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the Adviser believes that there is a pattern of correlation between the two currencies.

Derivative Risk:  A Fund’s transactions in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities, inverse floating-rate securities, stripped mortgage-backed securities and foreign currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

The Commerce Funds PAGE 71

Derivative mortgage-backed securities (such as principal-only (“POs”), interest-only (“IOs”) or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securities. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced mortgage-backed securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced mortgage-backed securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

Some floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

Emerging Market Risk:  The International Equity Fund may invest its assets in countries with emerging economies or securities markets. To the extent that a Fund has investments in emerging market countries, it will be subject to abrupt and severe price declines. Many of the economic and political structures of these countries do not compare favorably with the United States in terms of wealth and stability, and their financial markets may lack liquidity. Investments in these countries are much riskier than those in mature countries. Most of these countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Some of these countries may have failed in the past to recognize private property rights and at times have nationalized or expropriated the assets of private companies. As a result, the risks of investing in foreign securities, including the risks of nationalization and expropriation may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund’s investments in those countries and the availability of additional investments in those countries. The small size and inexperience of the securities markets in certain countries and limited volume of trading in securities in those countries may make the Fund’s investments in such countries illiquid and more volatile than investments in most Western European countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Extension Risk:  An issuer may exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-backed or asset-backed security) later than expected. This may happen when interest rates rise. Under these circumstances, the value of the obligation will decrease and a Fund will also suffer from the inability to invest in higher-yielding securities.

Foreign Risk:  Foreign securities can be riskier and more volatile than U.S. securities. Adverse political, social and economic developments in foreign countries (including the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or the adoption of other governmental restrictions) or changes in the value of foreign currency can make it harder for the portfolio to sell its securities and could reduce the value of your shares. Changes in or the lack of tax, accounting, and regulatory standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions and the legal remedies for investors may be more limited than

PAGE 72 The Commerce Funds

the remedies available in the United States. Also, the costs attributable to investing abroad are usually higher than those of investing in the United States. These costs include higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less market liquidity, more market volatility and political and economic instability. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.

Concentration of a Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund’s assets were not geographically concentrated.

Investment in sovereign debt obligations by a Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s net asset value, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

The International Equity, Asset Allocation and Bond Funds may invest in foreign debt and in the securities of foreign governments. The risks of such investments include the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate and may not honor investments by U.S. entities or citizens.

The Core Equity, Growth, Value, MidCap Growth, Asset Allocation and International Equity Funds may invest in ADRs, some of which may not be sponsored by the issuing institution. A non-sponsored depositary may not be required to disclose material information that a sponsored depositary would be required to provide under its contractual relationship with the issuer. Accordingly, there may not be a correlation between such information and the market value of such securities.

Futures/Options Risk:  To the extent a Fund uses futures and options, it is exposed to additional volatility and potential losses. Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options (another type of potentially high-risk derivative) give the investor the right (where the investor purchases the option), or the obligation (where the investor writes (sells) the option), to buy or sell an asset at a predetermined price in the future. Futures and options contracts may be made or sold for any number of reasons, including: to manage Fund exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting Fund overall exposure to certain markets; in an effort to enhance income; as a cash management tool; to protect the value of portfolio securities; and to adjust portfolio duration. Call and put options may be purchased or sold on securities, financial indices, and foreign currencies.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a Fund’s initial investment in such contracts.

The Commerce Funds PAGE 73

Futures contracts and related options present the following risks:

•

While a Fund may benefit from the use of futures and options on futures unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.

•

Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.

•	The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

•	Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.

•	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.

•	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

•	Foreign exchanges may not provide the same protection as U.S. exchanges.

The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the Term “Commodity pool operator” under the Commodity Exchange Act, and therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Funds.

Income Risk:  A Fund’s portfolio income may decline because of falling market interest rates.

Interest Rate Risk:  Generally, the market value of fixed-income securities in a Fund can be expected to go up when interest rates go down and to go down when interest rates go up (although many mortgage related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Longer-term bonds and zero coupon bonds are usually more sensitive to interest rate changes than shorter-term bonds. In general, the longer the average maturity of bonds in a Fund, the more a Fund’s share price will go up or down in response to interest rate changes.

Investment Risk:  The value of your investment in a Fund may go up or down, which means that you could lose money.

Investment Style Risk:  Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

PAGE 74 The Commerce Funds

Investing in the Underlying Funds:  The investments of the Asset Allocation Fund are concentrated in the Underlying Funds, and the Fund’s investment performance is directly related to the investment performance of the Underlying Funds held by it. The ability of the Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by the Adviser. The value of the Underlying Funds’ investments, and the net asset values (“NAV”) of the shares of both the Fund and the Underlying Funds, will fluctuate in response to various market and economic factors related to the equity and fixed-income markets, as well as the financial condition and prospects of issuers in which the Underlying Funds invest. There can be no assurance that the investment objectives of the Underlying Funds will be achieved.

Investments of the Underlying Funds:  Because the Asset Allocation Fund invests in the Underlying Funds, the Asset Allocation Fund’s shareholders will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets the Fund allocates to those Underlying Funds. The Fund may invest in Underlying Funds that in turn invest in foreign issuers and thus are subject to additional risks, including changes in foreign currency exchange rates and political risk. Foreign investments of the Underlying Funds may include securities of issuers located in emerging countries in Asia, Latin America, Eastern Europe and Africa. The Fund may also invest in Underlying Funds that invest in mid and small capitalization stocks, which may be riskier than investing in larger, more established companies. The Fund’s investment in Underlying Funds that invest in fixed-income securities will be subject to, among other things, credit risk, interest rate risk and maturity risk. Credit risk is the risk that an issuer may default on its payment obligations. Interest rate risk is the risk that the market value of fixed-income securities can go up when interest rates go down and go down when interest rates go up. Maturity risk is the risk that an Underlying Fund will not necessarily hold its securities to maturity, which could result in a loss of principal. The Underlying Funds will also be subject to call risk (the risk that when interest rates decline an issuer may exercise a right to pay principal on an obligation earlier than expected) and extension risk (the risk that when interest rates rise an issuer may exercise a right to pay principal on an obligation later than expected). The Fund may invest in Underlying Funds that invest in asset-backed securities, which may involve a greater chance of default during periods of economic downturn than other securities and may be less liquid and more difficult to value and liquidate.

Management Risk:  A strategy used by the Adviser may fail to produce the intended results. The Adviser’s assessment of companies whose securities are held by a Fund may prove incorrect, resulting in losses or poor performance, even under favorable market and interest rate conditions.

Market Risk:  General economic conditions and/or the activities of individual companies may cause the value of the securities in a Fund to increase or decrease. A Fund’s NAV may fluctuate with movements in the equity markets.

Maturity Risk:  A Fund will not necessarily hold its securities to maturity, which could result in loss of principal.

Mid-Cap and Small-Cap Risk:  Investing in securities of smaller and mid-sized companies may be riskier than investing in securities of larger, more established companies. Smaller and mid-sized companies are more vulnerable to adverse developments because of more limited product lines, markets or financial resources. They often depend on a smaller, less experienced

The Commerce Funds PAGE 75

management group. Small capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Also, these company stocks may trade less often and in limited volume compared to stocks trading on a national securities exchange. Security prices of these company stocks may be more volatile than the prices of larger company stocks. As a result, a Fund’s NAV may be subject to rapid and substantial changes if it invests in these stocks.

Other Investment Companies Risk.  The Funds may invest, consistent with their investment policies, in securities of other investment companies (including exchange-traded funds such as SPDRs and iSharesSM, as discussed below) subject to statutory limitations prescribed by the Investment Company Act of 1940. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies (except money market funds). The Asset Allocation Fund has obtained an exemptive order, however, which permits that Fund to invest in affiliated and unaffiliated investment companies without the foregoing limitations. The Funds will indirectly bear their proportionate share of any management fees and other expenses paid by such other investment companies. Although the Funds do not expect to do so in the foreseeable future, the Funds are authorized to invest substantially all of their assets in a single open-end investment company or series thereof that has substantially the same investment objectives, policies and fundamental restrictions as the Funds.

Exchange-traded funds such as SPDRs and iSharesSM are shares of unaffiliated investment companies that are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System.

•

Standard & Poor’s Depositary Receipts™. Standard & Poor’s Depositary Receipts™ (“SPDRs”) are securities traded on an exchange that represent ownership in the SPDR Trust, a trust which as been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500®. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500®.

•

iSharesSM. iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. The market price of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on an exchange. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the exchange necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other

PAGE 76 The Commerce Funds

disruptions affecting iShares occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.

Mortgage-Backed Risk:  In addition to prepayment, call and extension risks, mortgage-backed securities may be subject to special risks, including price volatility, liquidity, and enhanced sensitivity to interest rates. Collateralized mortgage-backed securities (CMOs) may exhibit even more price volatility and interest rate risk than other mortgage-backed securities. They may lose liquidity as CMO market makers may choose not to repurchase, or may offer prices, based on current market conditions, that are unacceptable to the Fund based on the Adviser’s analysis of the market value of the security. The Asset Allocation and Bond Funds may purchase “stripped” mortgage-backed securities (SMBS) and other types of “stripped” securities. SMBS, in particular, are more volatile and sensitive to interest rate changes than ordinary debt securities, and there is a greater risk that a Fund’s initial investment in these securities may not be fully recouped. Derivative mortgage-backed securities (such as principal-only (“POs”), interest-only (“IOs”) or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securities. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced mortgage-backed securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced mortgage-backed securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

Municipal Bond Risk:  Payment on municipal bonds held by a Fund relating to certain projects may be secured mortgages or deeds of trust. In the event of a default, enforcement of a mortgage or deed of trust will be subject to statutory enforcement procedures and limitations on obtaining a deficiency judgment. Moreover, collection of the proceeds from that foreclosure may be delayed and the amount of the proceeds received may not be enough to pay the principal or accrued interest on the defaulted municipal bonds. The obligations of the issuer to pay the principal of and interest on a municipal bond are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a municipal bond may be materially affected. Municipal lease obligations and certificates of participation are subject to the added risk that the governmental lessee will fail to appropriate funds to enable it to meet its payment obligations under the lease. Although these obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover a Fund’s original investment.

Non-Diversified Risk:  The Missouri Tax-Free Intermediate Bond and the Kansas Tax-Free Intermediate Bond Funds are non-diversified. Non-diversified funds typically hold fewer securities than diversified funds do. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio. In addition, a non-diversified portfolio may be more susceptible to

The Commerce Funds PAGE 77

economic, political and regulatory developments than a diversified investment portfolio with similar objectives. When the Funds’ assets are concentrated in obligations payable from revenues of similar projects issued by issuers located in the same state, or in industrial development bonds, the Fund will be subject to the particular risks (including legal and economic conditions) relating to such securities to a greater extent than if its assets were not so concentrated.

Portfolio Turnover Risk:  The Funds may buy and sell investments relatively often. Such a strategy could hinder performance because it often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (and, in particular, short-term gains) realized by a portfolio. Shareholders must pay tax on such capital gains.

Prepayment Risk:  Prepayment of the underlying mortgage collateral of some fixed-income securities may result in a decreased rate of return.

Short-Term Investing Risk:  For temporary defensive purposes, the Adviser and Sub-Adviser may decide to suspend the normal investment activities of a Fund by investing up to 100% of its assets in cash and cash equivalent short-term obligations, including money market instruments, a term that includes bank obligations, commercial paper, U.S. Government obligations, foreign government securities (if permitted) and repurchase agreements. Bank obligations include obligations of foreign banks or foreign branches of U.S. banks. The Adviser and Sub-Adviser may temporarily adopt a defensive position to reduce changes in the value of the Fund’s shares that may result from adverse market, economic, political or other conditions. When the Adviser or Sub-Adviser pursues a temporary defensive strategy, the Funds may not be following their stated objectives and may not profit from favorable developments that they would have otherwise profited from if they were pursuing their normal investment strategies.

State-Specific Risk:  The Missouri Tax-Free Intermediate Bond Fund invests its assets predominantly in Missouri bonds. The actual payment of principal and interest on these obligations is dependent on the Missouri General Assembly allotting money each fiscal year for these payments. You should also be aware that provisions of the Missouri Constitution and other laws could result in certain adverse consequences affecting Missouri bonds.

The Kansas Tax-Free Intermediate Bond Fund invests its assets predominantly in Kansas bonds. The actual payment of principal and interest on these obligations is dependent on the Kansas legislature allotting money each fiscal year for these payments. You should also be aware that provisions of the Kansas Constitution and other laws could result in certain adverse consequences affecting Kansas bonds.

Swap Risk:  The use of interest rate, mortgage, credit, total return and currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. If the Investment Adviser or Sub-Adviser is incorrect in its forecasts of market values, credit quality, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if these investment instruments were not used.

Tax Risk:  A fund that invests in municipal bonds may be more adversely impacted by changes in tax rates and policies than other funds. Interest income on municipal bonds is

PAGE 78 The Commerce Funds

normally not subject to regular federal income tax. Any proposed or actual changes in federal income tax rates or exempt statutes that apply to interest income, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal bonds, which could in turn affect a fund’s ability to buy and sell municipal bonds at favorable yield and price levels.

Technology Securities Risk:  Technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. Competitive pressures in the technology companies, and a Fund’s concentration in technology securities may subject it to more volatile price movements than a more diversified securities portfolio. In certain instances, technology securities may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions. As a result of these and other reasons, investments in the technology industry can experience sudden and rapid appreciation and depreciation.

U.S. Government Securities Risk:  The U.S. Government may not provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Account Policies And Features

The following information is intended to help you understand how to purchase and redeem shares of The Commerce Funds. It will also explain the features you can use to customize your Commerce Funds account to meet your needs.

Buying Institutional Shares

How Are Institutional Shares Priced?

You pay no sales charges (loads) to invest in Institutional Shares of these Funds. Your share price is each Fund’s net asset value (NAV), which is generally calculated as of the close of trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE). Your order will be priced at the next NAV calculated after your order is received in proper form by The Commerce Funds’ Transfer Agent. Therefore, to receive the NAV of any given day, The Commerce Funds must receive your order in proper form by the close of regular trading on the NYSE that day. If The Commerce Funds receives your order after the NYSE closes, you will receive the NAV that is calculated on the close of trading on the following day. The Commerce Funds are open for business on the same days as the NYSE. Each Fund’s investments are valued based on market value, or where market quotations or pricing service prices are not readily available, based on fair value calculated according to procedures adopted by the Board of Trustees. A Fund may also fair value price if the value of a security it holds has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly happens with foreign securities, but it may also occur with domestic securities.

Trading in foreign securities is generally completed before the end of regular trading on the NYSE and may occur on weekends and U.S. holidays and at other times when the NYSE is closed. As a result, there may be delays in reflecting changes in the market values of foreign securities in the calculation of the NAV for any Fund invested in foreign securities. You may not be able to redeem or purchase shares of an affected Fund during these times.

The Commerce Funds PAGE 79

For the International Equity Fund, which invests a significant portion of assets in foreign equity securities, “fair value” prices are provided by an independent fair value service. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value for a particular security or if the value does not meet the established criteria for the Fund, the most recent closing price for such a security on its principal exchange will generally be its fair value on such date.

In addition, the Adviser, consistent with applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in foreign markets; market disruptions or market closings; governmental actions or other developments, as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to, corporate actions such as reorganizations, mergers and buy-outs; corporate announcements on earnings; significant litigation; and regulatory news such as governmental approvals.

One effect of using an independent fair value service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, fair valuation involves the risk that the values used by the Funds to price their investments may be different from those used by other investment companies and investors to price the same investments.

Investments in other registered mutual funds (if any) are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

Certain short-term securities may be valued at amortized cost, which approximates fair value.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the NYSE is stopped at a time other than 4 p.m. Eastern time. In the event the NYSE does not open for business because of an emergency, the Funds may, but are not required to, open one or more of the Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 1-800-995-6365.

How to Calculate NAV

NAV =	(Value of Assets) – (Liabilities)
Number of Outstanding Shares

PAGE 80 The Commerce Funds

What Is The Minimum Investment For The Funds?

	Initial Investment	Additional Investments
Regularaccount	$1,000	$250
Automaticinvestment account	$500	$50/month
Individualretirement accounts (except SEP, SIMPLE IRAs and Mandatory Rollovers), Keogh plans, corporate retirement plans, public employer deferred plans, profit sharing plans and 401(k) plans	$1,000	$250
SEPand SIMPLE IRAs	$50	$50/month

What Is The Minimum Investment If I Am An Employee Of Commerce Bancshares Or Another Commerce Funds Service Provider?

For employees, directors, officers and retirees (as well as their legal dependents) of Commerce Bancshares, Inc., Goldman, Sachs & Co., Boston Financial Data Services (“BFDS”), AllianceBernstein L.P. (“AllianceBernstein”) and State Street Bank and Trust Company and their subsidiaries or affiliates, the following investment minimums apply:

	Initial Investment	Additional Investments
Regularaccount	$250	$100
Automaticinvestment account	$100	$25/quarter
Individualretirement accounts (including SEP, SIMPLE and Roth IRAs) and Keogh plans	$100	$25/quarter

How Do I Buy Institutional Shares?

The following section describes features and gives specific instructions on how to purchase Institutional Shares directly from The Commerce Funds. See “General Policies” for a description of The Commerce Funds’ excessive trading policies. The Commerce Funds has authorized certain dealers to purchase shares of Funds on behalf of their clients. Some of the account features and instructions described in this section may not be applicable to clients of these dealers.

1.  Consider The Following Features To Customize Your Account:

•

Making Automatic Investments:  The Automatic Investment feature lets you transfer money from your financial institution account into your Fund account automatically either on the 1st or the 15th of the month. The Automatic Investment feature is one way to use dollar cost averaging to invest (see below). Only accounts at U.S. financial institutions that permit automatic withdrawals through the Automated Clearing House are eligible. Check with your financial institution to determine eligibility.

•

Using Dollar Cost Averaging:  Dollar cost averaging involves investing a dollar amount at regular intervals. Because more shares are purchased during periods with lower share prices and fewer shares are purchased when the price is higher, your average cost per share may be reduced. In order to be effective, dollar cost averaging should be followed on a regular basis. You should be aware, however, that shares bought using dollar cost averaging are made without regard to their price on the day of investment or to market trends. In addition, while you may find dollar cost averaging to be beneficial, it will not prevent a loss if you ultimately redeem your shares at a price that is lower than their purchase price. Dollar cost averaging does not assure a profit or protect against a loss in a declining market. Since dollar cost averaging involves investment in securities regardless

The Commerce Funds PAGE 81

of fluctuating price levels, you should consider your financial ability to continue to purchase through periods of low price levels. You can invest through dollar cost averaging on your own or through the Automatic Investment feature described above.

2.  Contact The Commerce Funds To Open Your Account:

By Mail:
Complete an account application. Mail the completed application and a check payable to The Commerce Funds to: The Commerce Funds c/o Shareholder Services P.O. Box 219525 Kansas City, MO 64121-9525

In Person

You are welcome to stop by a Commerce Bank office location, where a registered investment representative can assist you in opening an account.

•	Federal regulations require you to provide a certified Taxpayer Identification Number upon opening or reopening an account.

•	If your check used for investment does not clear, a fee may be imposed by the Transfer Agent. All payments by check must be in U.S. dollars and must be drawn only on U.S. financial institutions.

How Do I Add To My Commerce Funds Account?

To add to your original investment, you may either mail your additional investment to the address above or you may use Electronic Funds Transfer.

By Electronic Funds Transfer:

To use Electronic Funds Transfer, have your bank send your investment to:

State Street Bank and Trust Company, with these instructions:

— ABA #101003621

— Account #756-044-3

— Your name and address

— Your social security or tax ID number

— Name of the Fund

— Class of shares

— Your new account number

PAGE 82 The Commerce Funds

What Are My Options For Changing My Investment Within The Commerce Funds?

•

Changing Shares From Fund To Fund:  As a shareholder, you have the privilege of exchanging your shares for Institutional Shares of any other Commerce Fund. Exchanges may also be made into the Service Shares of Goldman Sachs Institutional Liquid Assets Prime Obligations Portfolio (“Money Market Fund”). Goldman Sachs Asset Management, a unit of the Investment Management Division of Goldman, Sachs & Co., serves as investment adviser for the Money Market Fund.

Institutional Shares being exchanged are subject to the minimum initial and subsequent investment requirements as described above. The Commerce Funds reserves the right to reject any exchange request and the exchange privilege may be modified or terminated at any time. At least 60 days’ notice of any material modification or termination of the exchange privilege will be given to shareholders except where notice is not required under the regulations of the Securities and Exchange Commission (SEC). Before exchanging your shares, you should consider carefully the investment objectives, policies, risks and expenses of the Fund you are acquiring. In addition, please see “General Policies” for a description of The Commerce Funds’ excessive trading policies.

•

Redemption Fee:  If shares of the International Equity Fund are redeemed or exchanged within 30 days of purchase, a redemption fee of 2.00% may be assessed on the proceeds of the transaction. See “Redeeming Institutional Shares” for more information.

•

Making Automatic Exchanges:  You may request on your account application that a specified dollar amount of Institutional Shares be automatically exchanged for Institutional Shares of any other Commerce Fund. These automatic exchanges may be made on any one day of each month and are subject to the following conditions: 1) the minimum dollar amount for automatic exchanges must be at least $250 per month; 2) the value of the account in the originating Fund must be at least $1,000 after the exchange; 3) the value of the account in the acquired Fund must equal or exceed the acquired Fund’s minimum initial investment requirement; and 4) the names, addresses and taxpayer identification number for the shareholder accounts of the exchanged and acquired Funds must be identical.

•

Cross Reinvesting Of Distributions:  You may invest dividend or capital gain distributions from one Fund to another Fund. If you elect to reinvest the distributions paid by one Fund in shares of another Fund of The Commerce Funds, the dividends or distributions will be treated as received by you for tax purposes. Cross reinvestment privileges do not apply to the Money Market Fund described under “Changing Shares From Fund to Fund.”

Redeeming Institutional Shares

You May Sell Shares At Any Time:  Your shares will be sold at the NAV next calculated after The Commerce Funds’ Transfer Agent receives your properly completed order. Your order will be processed promptly and you will generally receive the proceeds within one week. PLEASE NOTE: If the Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds until payment has been collected, which could be up to 15 business days. Please see “General Policies” for a description of The Commerce Funds’ excessive trading policies.

The Commerce Funds PAGE 83

Receipt Of Proceeds From A Sale:  Proceeds will normally be wired the business day after your request to redeem shares is received in good order by the Transfer Agent. Payment by check will ordinarily be made within seven calendar days following redemption or you can have your proceeds sent by federal wire to your financial institution account. Your request to wire proceeds is subject to the financial institution’s wire charges.

Written requests to sell Institutional Shares must be signed by each shareholder, including each joint owner. Certain types of redemption requests will need to include a Signature Guarantee. You may obtain a Signature Guarantee from most banks or securities dealers. Guarantees from notaries public will not be accepted.

If shares of the International Equity Fund are redeemed or exchanged within 30 days of purchase, a redemption fee of 2.00% may be assessed on the proceeds of the transaction. For this purpose, the Fund uses a first-in first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing. The redemption fee will be paid to the International Equity Fund and is intended to limit short-term trading in the Fund or, to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it.

The following transactions are exempt from the redemption fee:

(i)  shares acquired through reinvestment of dividends, distributions or other payments; and

(ii)  shares held through omnibus accounts, fee-based programs and employer-sponsored defined contribution plans maintained by financial intermediaries that inform the Fund that they are unable to impose a redemption fee on their underlying customer accounts.

Currently, the Fund is limited in its ability to assess or collect the redemption fee on all shares redeemed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to assess or collect the fee, or does not collect the fee at the time of a redemption, the Fund will not receive the redemption fee. If Fund shares are redeemed by a financial intermediary at the direction of its customers, the Fund may not know whether a redemption fee is applicable or the identity of the customer who should pay the redemption fee. Due to operational differences, a financial intermediary’s methods for tracking and calculating the redemption fee may differ in some respects from that of the Fund. Customers purchasing shares from financial intermediaries should contact their intermediaries or refer to their account agreements or plan documents for more information on how the redemption fee is applied to their shares. For the reasons set forth above, the redemption fee cannot eliminate the possibility of excessive short-term trading activity in the International Equity Fund.

How Do I Redeem Shares From My Commerce Funds Account?

The following section describes how to redeem shares directly through The Commerce Funds. The Commerce Funds has authorized certain dealers to redeem shares of Funds on behalf of their clients. Some of the account features and instructions described in this section may not be applicable to clients of these dealers.

PAGE 84 The Commerce Funds

1.  Consider Using An Automated Redemption:

•

Making Automatic Withdrawals:  If you are a shareholder with an account valued at $5,000 or more, you may withdraw amounts in multiples of $100 or more from your account on a monthly, quarterly, semi-annual or annual basis through the Automatic Withdrawal feature. At your option, you may choose to have your automatic withdrawal paid either by check or directly deposited into a financial institution account. Withdrawals paid by check are distributed on or about the 15th of the month. Direct deposits made to a financial institution account can be made on any day of the month. To participate in this feature, supply the necessary information on the account application or in a subsequent written request. This feature may be suspended should the value of your account fall below $500.

2.  Contact The Commerce Funds To Redeem Shares From Your Account

By Mail:

Write a letter to us that gives the following information:

— names of all account owners

— your account number

— the name of the Fund

— the dollar amount you want to redeem

— what we should do with the proceeds

Each owner, including each joint owner should sign the letter. Mail your request to: The Commerce Funds c/o Shareholder Services P.O. Box 219525 Kansas City, MO 64121-9525

By Telephone – Requesting Proceeds Be Wired:

Call The Commerce Funds with your request. Please see “What Are The Important Things To Consider When Contacting The Commerce Funds by Telephone?” below for specific instructions. When requesting a redemption by wire you must be redeeming shares in the amount of $1,000 or more. Also, the Fund must have your financial institution account information already on file. Proceeds will be wired directly to this designated account.

By Telephone – Requesting Proceeds Be Sent By Check:

Call The Commerce Funds at 1-800-995-6365 (8 a.m.-5 p.m. CST) with your request. Please see “What Are The Important Things to Consider When Contacting The Commerce Funds by Telephone?” below for specific instructions. The check will be made payable to the shareholder(s) of record and sent to the address listed on your account.

The Commerce Funds PAGE 85

In Person:

You are welcome to stop by a Commerce Bank office location, where a registered investment representative can assist you in redeeming shares from your account.

What Are The Important Things To Consider When Contacting The Commerce Funds By Telephone?

You may call us at 1-800-995-6365 (8 a.m.-5 p.m. CST) to explain what you want to do. To make additions by phone or request electronic transfers or request redemptions, we need your prior written authorization. If you did not check the box in Section 10 of your original account application, you must send us a letter that gives us this authorization.

Telephone purchases will be made at the NAV next determined after the Transfer Agent receives an order in good form. If you should experience difficulty in redeeming your shares by telephone (e.g., because of unusual market activity), we urge you to consider redeeming your shares by mail.

You should note that the Transfer Agent may act on a telephone purchase or redemption request from any person representing himself to be you and reasonably believed by the Transfer Agent to be genuine. Neither The Commerce Funds nor any of its service contractors will be liable for any loss or expense in acting on telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, The Commerce Funds will use all procedures considered reasonable; the Funds may be liable for any losses if they fail to do so.

General Policies

Dividend and Distribution Policies:  As a Fund shareholder, you are entitled to any dividends and distributions from net investment income and net realized capital gains. You may choose one of the following distribution options for dividends and capital gains:

(1)  reinvest all dividend and capital gain distributions in additional Institutional Shares,

(2)  receive dividend distributions in cash and reinvest capital gain distributions in additional Institutional Shares,

(3)  receive all dividend and capital gain distributions in cash, or

(4)  have all dividend and capital gain distributions deposited directly into your designated account at a financial institution.

If you do not select an option when you open an account, all distributions will automatically be reinvested in additional Institutional Shares of the same Fund. For your protection, if you elect to have distributions mailed to you and these cannot be delivered, they will be reinvested in additional Institutional Shares of the same Fund. To change your distribution option, contact The Commerce Funds at 1-800-995-6365 (8 a.m.-5 p.m. CST). The change will become effective after it is received and processed by the Transfer Agent.

PAGE 86 The Commerce Funds

Fund	Monthly Dividends*	Quarterly Dividends**	Annual Dividends***	Net Realized Capital Gains****
Core Equity		X		X
Growth			X	X
Value		X		X
MidCap Growth			X	X
International Equity			X	X
Asset Allocation		X		X
Bond	X			X
Short-Term Government	X			X
National Tax-Free Intermediate Bond	X			X
Missouri Tax-Free Intermediate Bond	X			X
Kansas Tax-Free Intermediate Bond	X			X

*	Monthly dividends are declared daily but are only distributed on or about the last business day of the month.
**	Quarterly dividends are both declared and paid at the end of each calendar quarter month.
***	Annual dividends are both declared and paid in December.
****	Each Fund declares and distributes net realized capital gains annually (December).

The Commerce Funds Reserves The Right To:

•

Automatic Redemption:  Redeem your account involuntarily if, after 60 days’ written notice, your account’s value remains below a $500 minimum balance. We will not redeem your account involuntarily if the value falls below the minimum balance solely as a result of market conditions. Retirement accounts and certain other accounts will not be subject to automatic liquidation.

•

Suspension/Delay in Payment:  Suspend or delay the payment of redemption proceeds when the NYSE is closed (other than for customary weekend and holiday closings), during periods when trading on the NYSE is restricted as determined by the SEC, during any emergency as determined by the SEC or during other periods of unusual market conditions.

•

Excessive Trading Policies:  Without notice, The Commerce Funds may stop offering shares of a Fund, reject or restrict any purchase order (including exchanges), or bar an investor, including transactions accepted by a financial intermediary, who the Adviser believes is engaging in excessive trading from purchasing or exchanging shares of a Fund. In accordance with the policy and procedures adopted by the Board of Trustees, The Commerce Funds discourage market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer term investment purposes only. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. To minimize harm to the Funds and its shareholders (or the Adviser), the Funds (or the Adviser) will reject purchase or exchange orders if, in the Fund’s (or Adviser’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Funds (or the Adviser), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are

The Commerce Funds PAGE 87

permitted that would harm the Funds or its shareholders or would subordinate the interests of the Funds or its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser. The Commerce Funds and the Adviser will not be liable for any loss resulting from rejected purchase or exchange orders.

To deter excessive shareholder trading, the International Equity Fund imposes a redemption fee on redemptions made within 30 calendar days of purchase subject to certain exceptions. However, the Fund is limited in its ability to assess or collect the redemption fee on all shares redeemed by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to assess or collect the fee, or does not collect the fee at the time of a redemption, the Fund will not receive the redemption fee. See “Redeeming Shares—Receipt of Proceeds from A Sale” for more information about the redemption fee, including the inability of financial institutions to assess the fee and certain omnibus accounts to which the redemption fee does not apply. As a further deterrent to excessive trading, many foreign equity securities held by the International Equity Fund are priced by an independent pricing service using fair valuation. For more information on fair valuation, please see “Buying Shares—How are Institutional Shares Priced?”

Pursuant to the policy adopted by the Board of Trustees, the Adviser has developed criteria that it uses to identify trading activity that may be excessive. The Adviser reviews information provided by the Transfer Agent, Boston Financial Data Services Midwest, and other sources, on behalf of the Funds, relating to the trading activity in the Funds in order to assess the likelihood that a Fund may be the target of excessive trading. The Adviser will apply the criteria in a manner that, in the Advisers’ judgment, will be uniform.

Omnibus accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another. The identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Funds and the Adviser will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance.

If necessary, The Commerce Funds may prohibit additional purchases of Fund shares by a financial intermediary or by certain of the financial intermediary’s customers. Financial intermediaries may also monitor their customers’ trading activities in the Commerce Funds. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by The Commerce Funds. If a financial intermediary fails to enforce The Commerce Funds’ excessive trading policies, The Commerce Funds may take certain actions, including terminating the relationship.

Customer Identification Program

Federal law requires The Commerce Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other identifying information, for each investor who opens an account with The Commerce Funds. Applications without the required information, or (where applicable) without an indication that a Social Security Number or taxpayer identification number has been applied for, may not be accepted by The Commerce Funds. After accepting an application,

PAGE 88 The Commerce Funds

to the extent permitted by applicable law or their customer identification program, The Commerce Funds reserve the right to (i) place limits on transactions in any account until the identity of the investor is verified, (ii) refuse an investment in The Commerce Funds, or (iii) involuntarily redeem an investor’s shares and close an account if The Commerce Funds are unable to verify an investor’s identity. The Commerce Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

Financial Intermediaries

Financial institutions or their designees that have entered into agreements with The Commerce Funds or its agent may, to the extent permitted by applicable law, enter confirmed purchase orders on behalf of clients and customers, with payment and the order to follow no later than a Fund’s pricing on the following business day. If payment is not received by the Funds’ Transfer Agent by such time, the financial institution could be held liable for resulting fees or losses. The Commerce Funds may be deemed to have received a purchase or redemption order when a financial institution or its designee accepts the order. Orders received by the Fund in proper form will be priced at the Fund’s NAV next computed after they are accepted by the financial institution or its designee. Financial institutions are responsible to their customers and The Commerce Funds for timely transmission of all subscription and redemption requests, investment information, documentation and money.

The Adviser may make payments to financial institutions from time to time to promote the sale, distribution and/or servicing of shares of the Funds. These payments are made out of the Adviser’s own assets and are not an additional charge to the Funds. The payments are in addition to the service fees described in this Prospectus. Such payments are intended to compensate financial institutions for, among other things, recordkeeping, shareholder communications and other administrative services. The amount of these additional payments is normally not expected to exceed 0.40% (annualized) of the amount sold or invested through the financial institution. These payments may create an incentive for a financial institution or its employees to recommend or sell shares of a Commerce Fund. For further information, please contact your financial institution for details about payments it may receive.

Customers purchasing shares through a financial intermediary should read their account agreements carefully. A financial intermediary’s requirements may differ from those listed in this Prospectus. A financial intermediary may also impose account charges, such as asset allocation fees, account maintenance fees, and other charges that will reduce the net return on an investment in a Fund. If a Customer has agreed with a particular financial intermediary to maintain a minimum balance and the balance falls below this minimum, the Customer may be required to redeem all or a portion of the Customer’s investment in a Fund.

Conflict of interest restrictions may apply to the receipt of compensation by a financial intermediary in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel.

The Commerce Funds PAGE 89

State securities laws regarding the registration of dealers may differ from federal law. As a result, financial intermediaries investing in the Funds on behalf of their Customers may be required to register as dealers.

Shareholder Servicing

The Funds have adopted a Shareholder Administrative Services Plan that permits each Fund to pay up to 0.25% of the average daily net assets of the Shares held under the plan to third parties, including the Adviser and its affiliates (“Service Organizations”) , for providing shareholder services to the Shareholder Administrative Services Plan participants. Because these fees are paid out of the Funds’ assets on an on-going basis they will increase the cost of your investment.

These support services may include:

•	assisting investors in processing purchase, exchange and redemption requests;

•	processing dividend and distribution payments from the Funds;

•	providing information to customers showing their positions in the Funds; and

•	providing subaccounting with respect to Fund shares beneficially owned by customers or the information necessary for subaccounting.

In addition, Service Organizations may provide distribution services, such as the forwarding of sales literature and advertising to their customers, in connection with the distribution of Fund shares.

The Distributor and its affiliates may, out of its administration fee or other resources, pay a fee of up to 0.50% of the amount invested or additional incentives to qualifying dealers who initiate and are responsible for purchases of shares of The Commerce Funds. In addition, at its expense, the Distributor will provide additional compensation and promotional incentives to dealers in connection with the sales of shares of the Funds. Subject to NASD regulation, compensation may include promotional and other merchandise, sales and training programs and other special events sponsored by dealers. Compensation may also include payment for reasonable expenses incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature.

The Commerce Funds will not issue share certificates. The Transfer Agent will maintain a complete record of your account and will issue you a statement at least quarterly. You will also be sent confirmations of purchases and redemptions.

As a shareholder in the Funds, you will receive an Annual Report and a Semi-Annual Report. To eliminate unnecessary duplication, only one copy of such reports will be sent to the same mailing address. If you would like a duplicate copy to be mailed to you, please contact The Commerce Funds at 1-800-995-6365 (8 a.m.-5 p.m. CST).

Tax Information

The following is a brief summary of the federal income tax consequences of investing in The Commerce Funds. You may also have to pay state and local taxes on your investment, and you should always consult with your tax adviser for specific guidance on your investment in The Commerce Funds.

PAGE 90 The Commerce Funds

Taxes On Distributions

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, Fund distributions attributable to short-term capital gains and net investment income are generally taxable to you as ordinary income, while distributions attributable to the net capital gain of a fund are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Under current provisions of the Internal Revenue Code (the “Code”), the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is 15% (a sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will revert back to a prior version of these provisions in the Code for taxable years beginning after December 31, 2010). Also Fund distributions to noncorporate shareholders attributable to dividends received by the Funds from U.S. and certain qualified foreign corporations will generally be taxed at the long-term capital gain rate if certain other requirements are met. The amount of a Fund’s distribution that qualifies for this favorable tax treatment may be reduced by a Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities. For these lower rates to apply, the non-corporate shareholder must own the relevant Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Fund’s dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced as a result of a Fund’s securities lending activities, by a high portfolio turnover rate or by investments in debt securities or foreign corporations.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your capital. This is known as “buying into a dividend.”

Taxes On Exchanges And Redemptions

When you redeem or exchange shares in any Fund, you will generally recognize a gain or loss for federal income tax purposes. This gain or loss will be based on the difference between your tax basis in the shares and the amount you receive for them. To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received with respect to the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The Commerce Funds PAGE 91

The one major exception to these tax rules is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax qualified plan) will not be currently taxable, provided such shares were not acquired with borrowed funds.

International Equity Fund

It is expected that the International Equity Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The International Equity Fund may elect to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

Tax Consequences Of The National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond And Kansas Tax-Free Intermediate Bond Funds

The National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds’ (“Tax Exempt Bond Funds”) distributions will generally constitute tax-exempt income for shareholders for federal income tax purposes. It is possible, depending on their investments, that a portion of the Tax Exempt Bond Funds’ distributions could be taxable to shareholders as ordinary income or capital gains. Moreover, although distributions are exempt for federal income tax purposes, they will generally constitute taxable income for state and local income tax purposes except that, subject to limitations that vary depending on the state, distributions from interest paid by a state or municipal entity may be exempt from tax in that state. If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

You should note that a portion of the Tax Exempt Bond Funds’ distributions of tax-exempt income may constitute an item of tax preference for purposes of the federal alternative minimum tax. In addition, investors that are generally exempt from U.S. tax on interest income, such as IRAs, other tax advantaged accounts, tax-exempt entities and non-U.S. investors, will not gain additional benefit from the tax-exempt status of a Fund’s distributions of interest attributable to exempt bonds. Because a Fund’s pre-tax returns will tend to be lower than those of funds that own taxable bonds of comparable quality, shares of a Fund will normally not be suitable investments for those kinds of investors. Moreover, investment in the Tax Exempt Bond Funds by IRAs and other tax advantaged retirement accounts is especially unsuitable because subsequent distributions made from such accounts to their holders will be subject to tax. The Tax Exempt Bond Funds are now required to report the amount of distributions constituting tax exempt income to shareholders and the Internal Revenue Service. You must report such amounts on your federal income tax return.

Missouri Taxes:  Resident individuals, trusts and estates resident in Missouri, and corporations within Missouri tax jurisdiction will not be subject to Missouri income tax on dividends from the Missouri Tax-Free Intermediate Bond Fund that are derived from interest on obligations of the State of Missouri and its political subdivisions (to the extent such interest is exempt from federal income tax) or on obligations issued by the U.S. Government, the Government of Puerto Rico, the Virgin Islands or Guam. Resident individuals, trusts and estates and corporations generally will be subject to Missouri income

PAGE 92 The Commerce Funds

tax on other dividends received from the Fund, including dividends derived from interest on obligations of other issuers and all long-term and short-term capital gains.

Kansas Taxes:  Resident individuals, trusts and estates resident in Kansas, and corporations within Kansas tax jurisdiction will not be subject to Kansas income tax on dividends from the Kansas Tax-Free Intermediate Bond Fund that are derived from interest on obligations of the State of Kansas and its political subdivisions (to the extent such interest is exempt from federal income tax) or on obligations issued by the U.S. Government, the Government of Puerto Rico, the Virgin Islands or Guam. Resident individuals, trusts and estates and corporations generally will be subject to Kansas income tax on other dividends received from the Fund, including dividends derived from interest on obligations of other issuers and all long-term and short-term capital gains.

Other Information

When you open your account, you should provide your Social Security Number or tax identification number on your Account Application. By law, each Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

Non-U.S. investors may be subject to estate tax and U.S. withholding on taxable distributions. However, withholding is generally not required on properly designated distributions of long-term capital gains and of short-term capital gains and qualified interest income paid to non-U.S. investors before October 31, 2008. Although this designation will be made for capital gain distributions, the Funds do not anticipate making any qualified interest income designations. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors. More information about U.S. taxation of non-U.S. investors is included in the Statement of Additional Information.

Service Providers

Investment Adviser and Co-Administrator:  Commerce Investment Advisors, Inc. (The “Adviser”)

Commerce Investment Advisors, Inc., a subsidiary of Commerce Bank, N.A., known collectively as “Commerce,” serves as Adviser for the Funds, selecting investments and making purchases and sale orders for securities in each Fund’s portfolio. Commerce Bank and Commerce Investment Advisors each have offices at 922 Walnut Street, Kansas City, Missouri 64106 and 8000 Forsyth Boulevard, St. Louis, Missouri 63105. Commerce Bank is a subsidiary of Commerce Bancshares, Inc., a registered multi-bank holding company. Commerce has provided investment management services to The Commerce Funds since 1994, to private and public pension funds, endowments and foundations since 1946 and to individuals since 1906. As of December 31, 2006, the Adviser and its affiliates had approximately $11.5 billion in assets under management.

The Commerce Funds PAGE 93

The Adviser receives a fee for the advisory services provided and expenses assumed under the Advisory Agreement. During the last fiscal year, the Funds paid the Adviser the following fees, calculated as a percentage of the Funds’ average daily net assets:

Actual Rate Paid In Fiscal Year 2006
Core Equity Fund	0.75%
Growth Fund	0.75%
Value Fund	0.75%
MidCap Growth Fund	0.75%
International Equity Fund	0.97%
Asset Allocation Fund	0.00%
Bond Fund	0.50%
Short-Term Government Fund	0.50%
National Tax-Free Intermediate Bond Fund	0.50%
Missouri Tax-Free Intermediate Bond Fund	0.50%
Kansas Tax-Free Intermediate Bond Fund	0.50%

Any difference between the contractual fees and the actual fees paid by the Funds reflects that the Adviser did not charge the full amount of the fees to which it would have been entitled. The Adviser has contractually agreed to waive fees and/or reimburse expenses during the current fiscal year with respect to the Growth Fund, International Equity Fund, Asset Allocation Fund, Short-Term Government Fund, National Tax-Free Intermediate Bond Fund, Missouri Tax-Free Intermediate Bond Fund, and Kansas Tax-Free Intermediate Bond Fund.

Fund Managers:

Person	Fund(s)	Experience

Scott M. Colbert, CFA	Bond, Short-Term Government and Asset Allocation	Senior Vice President Joined Commerce in 1993 Fund manager since inception 19 years of experience

Michael E. Marks, CFA	Core Equity	Vice President Joined Commerce in 1999 Fund manager since inception 12 years of experience

Brian P. Musielak, CFA	National Tax-Free, Missouri Tax-Free and Kansas Tax-Free Intermediate Bond*	Vice President Joined Commerce in 1995 Fund manager since 1999 (*since inception) 11 years of experience

Matthew J. Schmitt, CFA	Value	Vice President Joined Commerce in 2002 Fund manager since 2004 Portfolio manager for Wells Fargo from 1997 to 2002 12 years of experience

PAGE 94 The Commerce Funds

Person	Fund(s)	Experience
Joseph C. Williams III, CFA	Growth, MidCap Growth, Core Equity* and Value	Senior Vice President Joined Commerce in 1975 Fund manager since inception (*since 2006) 29 years of experience

Thomas E. Weiford, CFA	Asset Allocation	Senior Vice President Joined Commerce in 1972 Fund manager since inception 37 years of experience

The Asset Allocation Fund is co-managed by Messrs. Colbert and Weiford, each of whom is jointly responsible for making recommendations to the Fund.

The Core Equity Fund is co-managed by Messrs. Marks and Williams, each of whom is jointly responsible for making recommendations to the Fund.

The Value Fund is co-managed by Messrs. Schmitt and Williams, each of whom is jointly responsible for making recommendations to the Fund.

The International Equity Fund is managed by AllianceBernstein’s International Style Blend investment team. The members of the team and their experience are as follows:

Fund Manager	Experience
Seth Masters	CIO-Style Blend and Core Equity services and head of U.S. global style blend teams since 2002; CIO-Emerging Markets Value equities, 1994-2002.

Drew W. Demakis	CIO-Structured Equities since 2003; Director, Product Development for Structured Equities, 2001-2003; Senior Portfolio Manager, International Value Equities, 1998-2001.

Thomas J. Fontaine, CFA	Senior Quantitative Analyst and Portfolio Manager, Core Blend group, since 2002; Global Equity Quantitative Analyst from 1999 to 2002.

Joshua B. Lisser	Senior Vice President and CIO-Non-US Structured Equities and member of Core/Blend services investment team since 2002; Portfolio Manager for the index strategies group from 1992 to 2002.

Christopher Nikolich	Senior Portfolio Manager of the Core/Blend services investment team since 2002; Portfolio Manager for the index strategies group from 1994 to 2002.

Additional information about the Fund Managers’ compensation, other accounts managed by the Fund Managers and the Fund Managers’ ownership of securities in the Funds is available in the Statement of Additional Information.

Activities of Other Accounts Managed by the Adviser and its Affiliates

The Adviser and its affiliates engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Commerce Funds and/or that compete for transactions in the same types of securities, currencies and investments as the Funds. The Adviser and its affiliates will not have any obligation to make available any

The Commerce Funds PAGE 95

information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of the Commerce Funds’ investment activities, therefore, may differ from those of the Adviser, its affiliates and other accounts managed by the Adviser and its affiliates. Moreover, it is possible that a Fund could sustain losses during period in which the Adviser and its affiliates and other accounts achieve significant profit on their trading for proprietary or other accounts. Transactions by one or more other accounts advised by the Adviser or its affiliates may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Commerce Funds. For more information about conflicts of interest, see the Statement of Additional Information.

Sub-Adviser:  AllianceBernstein

AllianceBernstein, a Delaware limited partnership, serves as sub-adviser to the International Equity Fund. AllianceBernstein Corp. (“AB”), an indirect wholly-owned subsidiary of AXA Equitable Life Insurance Co. (“AXA Equitable”), is the general partner of AllianceBernstein. AXA Equitable is in turn a wholly-owned subsidiary of AXA Financial Inc., which itself is wholly owned by AXA. AXA, through certain of its subsidiaries, has an approximate 60.3% economic interest in AllianceBernstein.

The address of AllianceBernstein’s and AB’s head office is 1345 Avenue of the Americas, New York, NY 10105. As of December 31, 2006, AllianceBernstein had approximately $717 billion in assets under management.

The Adviser pays AllianceBernstein a monthly management fee out of the management fees it receives from the International Equity Fund.

A discussion regarding the basis for the Board of Trustees’ approval of the advisory and sub-advisory agreements for the Funds will be available in the Semi-Annual Report to Shareholders for the six month period ended April 30, 2007.

Co-Administrator:  Goldman Sachs Asset Management (“GSAM” or the “Co-Administrator”)

GSAM serves as Co-Administrator of each of the Funds. GSAM is located at 32 Old Slip, New York, New York 10005. GSAM is a unit of the Investment Management Division of Goldman, Sachs & Co., the Distributor of the Funds.

Distributor:  Goldman, Sachs & Co. (“Goldman” or the “Distributor”)

Shares of each Fund are sold on a continuous basis by Goldman as Distributor. Goldman is located at 85 Broad Street, New York, New York 10004.

Transfer Agent:  State Street Bank And Trust Company (“State Street” or the “Transfer Agent”)

State Street has delegated its responsibilities as Transfer Agent to its affiliate, Boston Financial Data Services (“BFDS”). State Street is located at 225 Franklin Street, Boston, Massachusetts 02110. BFDS is located at 330 W. 9th Street, Kansas City, Missouri 64105.

Custodian:  State Street Bank And Trust Company (the “Custodian”)

State Street also serves as the Custodian of each of the Funds.

PAGE 96 The Commerce Funds

How Can I Contact The Commerce Funds?

If you would like more information about The Commerce Funds, you may request the following documents:

Statement of Additional Information

The Statement of Additional Information (SAI) contains additional information about the Funds and is incorporated by reference into this prospectus.

Securities and Exchange Commission Reports

You can review and copy, after paying a duplicating fee, the reports of the Funds and the SAI by writing to the SEC’s Public Reference Section, Washington, D.C. 20459-0102 or by electronic request to: publicinfo@sec.gov or by visiting the Public Reference Room. Call the SEC at 1-202-942-8090 for information on operation of the public reference room.You can get copies of this information for free on the SEC’s EDGAR database at http://www.sec.gov.

Annual and Semi-Annual Reports

The Funds’ annual and semi-annual reports contain additional information about the Funds’ investments.The annual report also discusses market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.To make shareholder inquiries or to receive free copies of the SAI and the annual and semi-annual reports, contact The Commerce Funds in writing, via the World Wide Web, or by telephone, as listed below.You can also access and download the annual and semi-annual reports and the SAI at the Funds’ website listed below.

P.O. Box 219525

Kansas City, Missouri 64121-9525

www.commercefunds.com

1- 8 0 0—9 9 5—6 3 6 5

CB5998 3/06 (8 a.m. – 5 p.m. CST) 536361

The Funds’ investment company registration number is 811-8598.

THE COMMERCE FUNDS

STATEMENT OF ADDITIONAL INFORMATION

INSTITUTIONAL SHARES

Core Equity Fund

Growth Fund

Value Fund

MidCap Growth Fund

International Equity Fund

Asset Allocation Fund

Bond Fund

Short-Term Government Fund

National Tax-Free Intermediate Bond Fund

Missouri Tax-Free Intermediate Bond Fund

Kansas Tax-Free Intermediate Bond Fund

March 1, 2007

This Statement of Additional Information is not a prospectus. It is meant to be read in conjunction with The Commerce Funds’ Prospectus dated March 1, 2007. Because this Statement of Additional Information is not itself a prospectus, no investment in the Funds should be made solely upon the information contained herein. Copies of the prospectus, as well as the Funds’ Annual Report, may be obtained upon request and without charge by calling 1-800-995-6365. The financial statements and report thereon by the Funds’ independent registered public accounting firm included in the Funds’ Annual Report for the fiscal period ended October 31, 2006 have been incorporated by reference into this Statement of Additional Information in the section entitled “Financial Statements.” No other part of the Funds’ Annual Report is incorporated by reference.

OVERVIEW OF THE COMMERCE FUNDS

The Commerce Funds (sometimes hereinafter referred to as the “Trust”) is an open-end, management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The Commerce Funds is a Delaware statutory trust, which was organized on February 7, 1994.

INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS

The following policies supplement the discussion of the Funds’ respective investment objectives and policies as set forth in the prospectus. Investment methods described in this Statement of Additional Information are among those which one or more of the Funds have the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

The Missouri Tax-Free Intermediate Bond Fund and Kansas Tax-Free Intermediate Bond Fund are non-diversified series of the Trust under the 1940 Act, although they are subject to certain federal tax diversification requirements. Under these requirements, with respect to 50% of their assets, the Funds are permitted to invest up to 25% of their assets in the obligations of a single issuer. With respect to the remaining 50% of each Fund’s total assets, (i) the Funds may not invest more than 5% of their total assets in any one issuer, and (ii) the Funds may not acquire more than 10% of the outstanding voting securities of any one issuer. These tests apply at the end of each quarter of the taxable year and are subject to certain conditions and limitations under the Internal Revenue Code of 1986, as amended (the “Code”). These tests do not apply to investments in United States Government securities and regulated investment companies. The other Funds of the Trust are diversified.

The following are descriptions of certain securities and transactions that supplement the Funds’ investment objectives and policies discussed in the prospectus.

Convertible Securities

The Core Equity, Growth, Value, MidCap Growth, Asset Allocation, International Equity and Bond Funds may invest in convertible securities, including bonds, notes and preferred stock that may be converted into common stock either at a stated price or within a specified period of time. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in the corporate capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

In selecting convertible securities, the Adviser and Sub-Adviser will consider, among other factors, their evaluation of the creditworthiness of the issuers of the securities, the interest or dividend income generated by the securities, the potential for capital appreciation of the securities and the underlying stocks, the prices of the securities relative to other comparable securities and to the underlying stocks, whether the securities are entitled to the benefits of sinking funds or other protective conditions, the issuer diversification of a Fund and whether the securities are rated by Moody’s Investor’s Service (“Moody’s”), Standard & Poor’s Rating Services (“S&P”) or another nationally recognized statistical rating organization (“NRSRO”) and, if so, the ratings assigned.

The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security’s price may be as volatile as that of common stock. Because both interest rate and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment-grade or are not rated, and are generally subject to a high degree of credit risk.

While all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or voluntary redemptions by holders) and replaced with newly issued convertibles may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possible greater than, those associated with traditional convertible securities.

Custodial Receipts and Trust Certificates

Each Fund may invest in custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, Municipal Securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities law purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Funds may also invest in separately issued interests in custodial receipts and trust certificates.

Although under the terms of a custodial receipt or trust certificate a Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service has not ruled on the tax treatment of the interest or payments received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

Debt Obligations

Each of the Funds may invest in debt securities, consistent with their investment objectives and strategies. A debt security is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

Inflation-Indexed Securities. Inflation-indexed securities are debt securities the principal value of which is periodically adjusted to reflect the rate of inflation as indicated by the Consumer Price Index (CPI). Inflation-indexed securities may be issued by the U.S. Government, agencies and instrumentalities of the U.S. Government, and by corporations. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

The periodic adjustment of U.S. inflation-indexed securities is tied to the CPI, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Inflation — a general rise in prices of goods and services — erodes the purchasing power of an investor’s portfolio. For example, if an investment provides a “nominal” total return of 8% in a given year and inflation is 4% during that period, the inflation-adjusted, or real, return is 4%. Inflation, as measured by the CPI, has occurred in 49 of the past 50 years, so investors should be conscious of both the nominal and real returns of their investments. Investors in funds holding inflation-indexed securities who do not reinvest the portion of the income distribution that is attributable to inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor fails to reinvest the principal adjustment paid out as part of a Fund’s income distributions. While inflation-indexed securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

If the periodic adjustment rate measuring inflation (i.e., the CPI) falls, the principal value of inflation-indexed securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed securities, even during a period of deflation. However, the current market value of the inflation-indexed securities is not guaranteed, and will fluctuate. Other inflation-indexed securities include inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed securities should change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities.

Any increase in principal for an inflation-indexed security resulting from inflation adjustments is considered by Internal Revenue Service (IRS) regulations to be taxable income in the year it occurs. For direct holders of an inflation-indexed security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments each quarter in the form of cash or reinvested shares (which, like principal adjustments, are taxable to shareowners).

Depositary Receipts

Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depositary.” Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). The Core Equity, Growth, Value, MidCap Growth, Asset Allocation and International Equity Funds may invest in ADRs. The International Equity Fund also may invest in EDRs and GDRs. ADRs are receipts issued by a U.S. financial institution, such as a bank or trust company, evidencing ownership of underlying securities issued by a foreign issuer. ADR prices are denominated in U.S. dollars while the securities underlying an ADR are normally denominated in a foreign currency. For ADRs, the depositary is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depositary may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the U.S.

Depositary receipts may be sponsored or unsponsored. While the two types of depositary receipt facilities are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depositary requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depositary usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities. A non-sponsored depositary may not be required to disclose material information that a sponsored depositary would be required to provide under its contractual relationship with the issuer. Accordingly, there may not be a correlation between such information and the market value of such securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depositary and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depositary, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depositary), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Unlike unsponsored depository receipts, depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request. Most ADRs are sponsored.

For purposes of a Fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

Depositary receipt programs also include HOLDRs, TRACERs, TRAINs and similar programs. Each Fund may invest up to 5% of its net assets in trust issued receipts, known as HOLDRs, as well as other similar programs. The sole assets of each HOLDRs trust are shares (“Underlying Shares”) of common stock issued by specified companies in a particular industry. All Underlying Shares are registered under Section 12 of the Securities Exchange Act of 1934 and are listed on a U.S. national securities exchange or traded on the Nasdaq National

Market System. Each HOLDRs represents the owner’s undivided beneficial ownership in the Underlying Shares. HOLDRs involve risks similar to the risks of investing in Underlying Shares. The Funds’ investment will decline in value if the Underlying Shares decline in value. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk as a result of exposure to concentrated investments.

Morgan Stanley TRACERs (Traded Custody Receipts) are custody receipts and Lehman Brothers TRAINs (Targeted Return Index Securities Trust) are trust certificates that represent an individual beneficial ownership in certain pools of corporate debt securities. Neither TRACERs nor TRAINs are registered under the Securities Act of 1933, as amended (the “1933 Act”) and therefore may only be purchased by qualified purchasers and resold to qualified institutional buyers pursuant to Rule 144A under the 1933 Act. Typically, a sponsor will deposit a specified amount of securities with a custodian in exchange for custody receipts or trust certificates evidencing those securities. The sponsor will then generally sell those custody receipts or trust certificates in negotiated transactions at varying prices that are determined at the time of sale. Each custody receipt or trust certificate evidences the individual securities in the pool, and the holder of a custody receipt or trust certificate generally will have all the rights and privileges of owners of the underlying securities. Each holder of a custody receipt or trust certificate generally will be treated as directly purchasing its pro rata share of the securities in the pool for an amount equal to the amount that such holder paid for its custody receipt or trust certificate. If a custody receipt or trust certificate is sold, a holder will be treated as having directly disposed of its pro rata share of the securities evidenced by the custody receipt or trust certificate. Additionally, the holder of a custody receipt or trust certificate may redeem the receipt or certificate and receive the underlying securities represented by the custody receipt of trust certificate subject to certain conditions. Custody receipts and trust certificates are generally subject to the same risks as those securities evidenced by the receipts or certificates. Additionally, custody receipts and trust certificates may also be less liquid than the underlying securities if the sponsor fails to maintain a trading market and may be subject to credit risk of the sponsoring entity.

For diversification purposes under the Investment Company Act of 1940, a Fund will look through to (1) the Underlying Shares in a HOLDRs trust and (2) the corporate debt securities underlying TRACERs and TRAINs.

Equity Swaps

The Core Equity, Growth, Value, MidCap Growth and International Equity Funds and, to the extent consistent with their investment objectives and strategies, each of the Asset Allocation, Bond, Short-Term Government, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds may each enter into equity swap contracts. Equity swap contracts permit the Funds to invest in a market without owning or taking physical custody of securities in various circumstances, including circumstances where direct investment in the securities is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay a Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, a Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

To the extent that a Fund enters into equity swaps, it will do so on a net basis. This means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its terms. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Funds’ potential exposure, the Funds and the Adviser believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

A Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Adviser. A Fund’s ability to enter into certain swap transactions may be limited by tax considerations.

Foreign Currency Transactions

In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the International Equity Fund and Asset Allocation Fund are authorized to enter into foreign currency exchange transactions either on a spot (i.e., cash basis) at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. Under normal conditions, the International Equity Fund may hedge up to 30% of its net assets against U.S. dollars. A forward currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather may allow a Fund to establish a rate of exchange for a future point in time. The Funds may also enter into foreign currency exchange contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held by a Fund. In addition, the Funds may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the Adviser believes that there is a pattern of correlation between the two currencies.

The Funds may enter into forward foreign currency exchange contracts in several circumstances. When entering into a contract for the purchase or sale of a security, a Fund may enter into a contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

In order to reduce risk, when the Adviser anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, the Funds may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of a Fund’s securities denominated in such foreign currency. Similarly, when the securities held by a Fund create a short position in a foreign currency, the Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it will generally not be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. While forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains that might result from changes in the value of such currency. The Funds will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars. In addition, the Adviser may enter into foreign currency exchange transactions for the Funds for non-hedging purposes when the Adviser anticipates that the foreign currency will appreciate or depreciate in value.

A separate account consisting of cash or liquid assets, equal to the amount of a Fund’s assets that could be required to consummate forward contracts will be established with the Fund’s Custodian, except to the extent the contracts are otherwise “covered.” For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. A forward contract to sell a foreign currency is “covered” if a Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price no higher than the Fund’s price to sell the currency. A forward contract to buy a foreign currency is “covered” if a Fund holds a forward contract (or put option) permitting the Funds to sell the same currency at a price as high as or higher than the Fund’s price to buy the currency.

Foreign Investments

As discussed above, the Value, Growth, MidCap Growth, Core Equity, International Equity and Bond Funds may invest up to 10%, 10%, 10%, 10%, 100% and 20%, respectively, of their total assets in securities issued by foreign issuers, including ADRs and, in the case of the International Equity Fund, EDRs and GDRs, wherever organized (together, “Foreign Securities”). ADRs, EDRs and GDRs are discussed above under “Depositary Receipts.” The Asset Allocation Fund may also invest in Foreign Securities. In considering whether to invest in Foreign Securities, the Adviser and Sub-Adviser will consider such factors as the characteristics of the particular issuer, differences between economic trends and the performance of securities markets within the United States and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the issuer is located.

Investment in Foreign Securities involves special risks including market risk, foreign currency risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States. Market risk involves the possibility that stock prices will decline over short or extended periods. Stock markets tend to be cyclical, with alternate periods of generally rising and generally declining prices. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a Foreign Security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. An increase in foreign interest rates or a decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

There are other risks and costs involved in investing in Foreign Securities, which are in addition to the usual risks inherent in domestic investments. Investment in Foreign Securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political and economic instability. Future political and economic developments, the possible imposition of withholding taxes, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

The International Equity and Bond Funds both may invest up to 20% of their total assets in foreign debt and in the securities of foreign governments. The Asset Allocation Fund may also invest in such foreign debt and securities. The risks of such investments include the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate and may not honor investments by U.S. entities or citizens.

Although a Fund may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Fund’s net asset value to fluctuate as well. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also may be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad.

To the extent that a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. In addition, the respective net currency positions of the International Equity Fund may expose it to risks independent of its securities positions. To the extent that a Fund is fully invested in Foreign Securities while also maintaining currency positions, it may be exposed to greater risk than it would have if it did not maintain the currency positions. The Funds investing in Foreign Securities are also subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

Emerging Markets. The International Equity Fund may invest its assets in countries with emerging economies or securities markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa.

The securities markets of many of these countries are generally less liquid, subject to greater price volatility, and have a smaller market capitalization than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or industry sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements as are issuers and securities markets in the U.S. In addition, government regulation of these issuers and securities markets is less comprehensive than in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.

Emerging country securities markets are typically characterized by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect the Fund’s ability to value accurately its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

With respect to investments in certain emerging market countries, antiquated legal systems may have an adverse impact on the International Equity Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders in U.S. corporations.

Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in the U.S. and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit the Fund’s investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions that require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund. The Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.

Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Funds may invest and adversely affect the value of the Fund’s assets. The Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

The Fund may seek investment opportunities within former “east bloc” countries in Eastern Europe. Most Eastern European countries had a centrally planned, socialist economy for a substantial period of time. The governments of many Eastern European countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many Eastern European countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of the Eastern European countries’ attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of the Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

The economies of emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports.

The Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund remain uninvested and no return is earned on such assets. The inability of the Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

Futures Contracts and Options on Futures Contracts

The Core Equity, Growth, Value, MidCap Growth, Asset Allocation, International Equity, Bond, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds may invest in futures contracts and options thereon (interest rate futures contracts or index futures contracts, as applicable) for hedging purposes or to seek to increase total return. The International Equity Fund may also invest in currency futures contracts and options on foreign currencies.

A Fund may engage in futures and related options transactions in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, if a Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Funds.

Futures contracts entered into by a Fund have historically been traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges. More recently, certain futures may also be traded either over-the-counter or on trading facilities such as derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the CFTC. Also, certain single stock futures and narrow based security index futures may be traded either over-the-counter or on trading facilities such as contract markets, derivatives transaction execution facilities and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC or on foreign exchanges.

Neither the CFTC, National Futures Association, SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, a Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States exchanges. In particular, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Similarly, these persons may not have the protection of the U.S. securities laws.

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. The International Equity Fund may purchase and sell futures contracts on a specified currency in order to seek to increase total return or to protect against changes in currency exchange rates. For example, the Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies. As another example, the Fund may enter into futures transactions to seek a closer correlation between its overall currency exposures and the currency exposures of its performance benchmark.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, a Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies. When a Fund uses futures for hedging purposes, the Fund often seeks to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities (or securities that the Fund proposes to acquire) or the exchange rate of currencies in which portfolio securities are quoted or denominated. The International Equity Fund may, for example, take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the U.S. dollar value of the Fund’s portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of a Fund’s portfolio securities. Similarly, a Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or sell futures contracts on one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for a Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of a hedging strategy. Although under some circumstances prices of securities in a Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a “long” position by purchasing futures contracts. This may be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund’s assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. The writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Funds will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. A Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Funds will engage in transactions in futures contracts and related options transactions only to the extent such transactions are consistent with the requirements of the Code for maintaining their qualifications as regulated investment companies for federal income tax purposes.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and may require the Funds to segregate cash or liquid assets, as permitted by applicable law, in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. When futures contracts and options are used for hedging purposes, perfect correlation between a Fund’s futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

Perfect correlation between a Fund’s futures positions and portfolio positions will be difficult to achieve, particularly where futures contracts based on specific fixed-income securities or specific currencies are not available. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities quoted or denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors unrelated to currency fluctuations. The profitability of a Fund’s trading in futures depends upon the ability of the Adviser to analyze correctly the futures markets.

Combined Transactions

A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate and other swap transactions and any combination of futures, options, currency and swap transactions (“component” transactions) as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

A Fund may not purchase or sell futures contracts or options on futures contracts to increase total return unless immediately after any such transaction the aggregate amount of premiums paid for put options and the amount of margin deposits on its existing futures positions do not exceed 5% of the total assets of the Fund.

High Yield Securities

Fixed income and convertible securities purchased by the Bond Fund will generally be rated investment grade. However, if a security held by the Bond Fund undergoes a rating revision, the Fund may continue to hold the security if the Adviser determines that retention of the security is in the best interest of shareholders. To the extent consistent with their investment objectives and policies, the other Funds may also purchase high yield securities. High yield fixed income and convertible securities (sometimes referred to as “junk bonds”) generally are rated BB or below by S&P, Dominion or Fitch, or Ba or below by Moody’s (or have received a comparable rating from another NRSRO).

High yield fixed income and convertible securities are considered predominantly speculative by traditional investment standards. The market value of these low-rated securities tends to be more sensitive to individual corporate developments and changes in interest rates and economic conditions than higher-rated securities. In addition, they generally present a higher degree of credit risk. Issuers of low-rated securities are often highly leveraged, so their ability to repay their debt during an economic downturn or periods of rising interest rates may be impaired. The risk of loss due to default by these issuers also is greater because low-rated securities generally are unsecured and often are subordinated to the rights of other creditors of the issuers of such securities. Investment in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation will be uncertain. A Fund also may incur additional expenses in seeking recovery on defaulted securities.

The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for these securities generally is lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Fund’s ability to dispose of particular portfolio investments. A less developed secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

Hybrid Instruments

Each Fund may invest in hybrid instruments to the extent consistent with its investment objectives and strategies. Hybrid instruments combine the elements of futures contracts or options with those of debt, preferred equity or depositary instruments (hereinafter “Hybrid Instruments”). Generally, a Hybrid Instrument will be a debt security, preferred stock, depositary share, trust certificate or receipt, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively, “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, “Benchmarks”). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give a Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and a Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instrument.

The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors that are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand of the Underlying Assets and interest rate movements. At various times Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid Instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor which the Fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodities Futures Trading Commission (“CFTC”), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Illiquid Securities

Each Fund may invest up to 15% of its net assets in illiquid securities, including securities having legal or contractual restrictions on resale or no readily available market (including repurchase agreements, variable and floating rate instruments and time deposits with notice/termination dates in excess of seven days, stripped mortgage-backed securities (“SMBS”) issued by private issuers, interest rate and currency swaps and certain securities which are subject to trading restrictions because they are not registered under the 1933 Act.

If otherwise consistent with its investment objective and policies, each Fund may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the Adviser determines, under guidelines approved by the Board of Trustees, that an adequate trading market exists. A Fund’s investment in Rule 144A securities could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps, Interest Rate Floors and Caps, Collars and Options on Swaps

In order to hedge against fluctuations in interest rates, the Asset Allocation, Short-Term Government, Bond, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds may enter into interest rate and mortgage swaps, interest rate caps, floors and collars, and may also purchase and write (sell) options contracts on swaps, commonly referred to as “Swaptions.” The International Equity Fund may enter into currency swaps both for hedging purposes and to seek to increase total return. The Bond Fund may enter into credit and total return swaps both for hedging purposes and to seek to increase total return.

A Fund typically uses interest rate and mortgage swaps to preserve a return on a particular investment or portion of its portfolio or to shorten the effective duration of its portfolio securities. Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. A Fund may also enter into swap transactions to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in an economical way.

Swap agreements are two party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index. As examples, interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed -rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive from or make a payment to the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index, or an index component.

A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

A great deal of flexibility is possible in the way swap transactions are structured. However, generally a Fund will enter into interest rate, total return, credit and mortgage swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, total return, credit and mortgage swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, total return, credit and mortgage swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an interest rate, total return, credit or mortgage swap defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. In contrast, currency swaps may involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

A credit swap may have as reference obligations one or more securities that may, or may not, be currently held by a Fund. The protection “buyer” in a credit swap is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the swap provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. If a credit event occurs, the value of any deliverable obligation received by the Fund as seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

To the extent that a Fund’s exposure in a transaction involving a swap, swaption or an interest rate floor, cap or collar is covered by the segregation of cash or liquid assets, or is covered by other means in accordance with SEC guidance, the Funds and the Adviser believe that the transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

The Funds will not enter into any interest rate, total return, mortgage or credit swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A or A-1 or better by Standard & Poor’s or A or P-1 or better by Moody’s or their equivalent ratings. The International Equity Fund will not enter into any currency swap transactions unless the unsecured commercial paper, senior debt or claims–paying ability of the other party thereto is rated investment grade by Standard & Poor’s or Moody’s, or, if unrated by such rating organization, determined to be of comparable quality by the Adviser.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

The use of interest rate, mortgage, credit, total return and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. If the Adviser or Sub-Adviser is incorrect in its forecasts of market values, credit quality, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if these investment instruments were not used.

Investment Companies

Each Fund (except the Asset Allocation Fund) may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. The Asset Allocation Fund may invest in securities of other investment companies pursuant to an exemptive order issued by the SEC. Other investment companies include all types of exchange traded funds, including SPDRs and iSharessm, which are discussed below. Each Fund, other than the

Asset Allocation Fund, currently intends to limit its investments so that, as determined immediately after a purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the Fund and other investment companies advised by the Adviser, or any affiliate of Commerce Bancshares, Inc. As a shareowner of another investment company, a Fund would bear, along with other shareowners, its pro rata portion of the expenses of such other investment company, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations and may represent a duplication of fees to shareowners of the Fund. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

Exchange-traded funds are shares of unaffiliated investment companies issuing shares that are traded like traditional equity securities on a national stock exchange or the National Association of Securities Dealers Automated Quotations System (“NASDAQ”) National Market System. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the stocks owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional open-end mutual funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

SPDRs are interests in a unit investment trust (“UIT”) that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on a stock exchange). A UIT accumulates and holds a portfolio of common stocks, which are intended to track the price performance and dividend yield of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500”). SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price activity of the S&P 500. The UIT will issue SPDRs in aggregations known as “creation units” in exchange for a “portfolio deposit” consisting of (i) a portfolio of securities substantially similar to the component securities (“Index Securities”) of the S&P 500, (ii) a cash payment equal to a pro rata portion of the dividends accrued on the UIT’s portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (iii) a cash payment or credit (“balancing amount”) designed to equalize the net asset value of the S&P 500 and the net asset value of a portfolio deposit.

SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, an investor must accumulate enough SPDRs to reconstitute a creation unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a creation unit, an investor will receive Index Securities and cash identical to the portfolio deposit required of an investor wishing to purchase a creation unit that day.

The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Funds could result in losses on SPDRs.

iSharessm are listed on a stock exchange and were initially offered to the public in 1996. The market prices of iSharessm fluctuates in accordance with both changes in the asset values of their index securities and supply and demand of iSharessm on a stock exchange. However, iSharessm have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iSharessm for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of a stock exchange necessary to maintain the listing of iSharessm will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iSharessm should occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iSharessm as part of its investment strategy.

Lending Securities

Although no fund currently plans to do so, each Fund may lend its portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal in value at all times to at least the market value of the securities loaned. Collateral for securities loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank that meets the investment standards defined as “money market instruments” below in “Temporary Investments.” When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the investment of the cash loan collateral which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. Such loans will not be made if, as a result, the aggregate of all outstanding loans exceeds 33 1/3% of the value of a Fund’s total assets (including the value of the collateral received for the loan). There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks.

Loan Participations

The Bond Fund may invest in loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan.

Participation interests acquired by the Bond Fund, may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When the Bond Fund acts as co-lender in connection with a participation interest or when the Fund acquires certain participation interests, the Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. For example, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses by the borrower as a result of improper conduct by the agent bank. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the agent bank may become insolvent. The secondary market, if any, for these loan participations is limited and loan participations purchased by the Fund will normally be regarded as illiquid.

For purposes of certain investment limitations pertaining to diversification of the Fund’s portfolio investments, the issuer of a loan participation will be the underlying borrower. However, in cases where the Bond Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the Fund and the borrower will be deemed issuers of a loan participation.

Mortgage Dollar Rolls

The Asset Allocation, Bond and Short-Term Government Funds may enter into mortgage “dollar rolls” in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. A Fund gives up the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the case proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund. A Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets, in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the Adviser’s ability to correctly predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

For financial reporting and tax purposes, each Fund proposes to treat mortgage dollar rolls as two separate transactions; one transaction involving the purchase of a security and a separate transaction involving a sale. No Fund currently intends to enter into mortgage dollar rolls that are accounted for as a financing.

Mortgage dollar rolls involve certain risks including the following: if the broker-dealer to whom a Fund sells the security becomes insolvent, a Fund’s right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted. Also, the instrument which a Fund is required to repurchase may be worth less than an instrument which a Fund originally held. Successful use of mortgage dollar rolls will depend upon the Adviser’s ability to manage a Fund’s interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed. The use of this technique may diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls.

Mortgage-Related and Asset-Backed Securities

The Bond and Short-Term Government Funds may invest 80% and 100%, respectively, of their total assets in mortgage-related securities (“Mortgage-Backed Securities”) and the Bond Fund may invest 80% of its total assets in asset-backed securities that are secured by entities such as the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks. The Asset Allocation Fund may also invest in mortgage-related and asset-backed securities.

General Characteristics. Each mortgage pool underlying Mortgage-Backed Securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multi-family (i.e., five or more) properties, agricultural properties, commercial properties and mixed use properties (the “Mortgaged Properties”). The Mortgaged Properties may consist of detached individual dwelling units, multi-family dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

The investment characteristics of adjustable and fixed rate Mortgage-Backed Securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on Mortgage-Backed Securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if a Fund purchases Mortgaged-Backed Securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Fund purchases Mortgage-Backed Securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market values. To the extent that a Fund invests in Mortgage-Backed Securities, its Adviser may seek to manage these potential risks by investing in a variety of Mortgage-Backed Securities and by using certain hedging techniques.

Prepayments on a pool of mortgage loans are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors (such as changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ equity in the mortgage properties and servicing decisions). The timing and level of prepayments cannot be predicted. A predominant factor affecting the prepayment rate on a pool of mortgage loans is, however, the difference between the interest rates on outstanding mortgage loans and prevailing mortgage loan interest rates (giving consideration to the cost of any refinancing). Generally, prepayments on mortgage loans will increase during a period of falling mortgage interest rates and decrease during a period of rising mortgage interest rates. Accordingly, the amounts of prepayments available for reinvestment by a Fund are likely to be greater during a period of declining mortgage interest rates. If general interest rates decline, such prepayments are likely to be reinvested at lower interest rates than the Fund was earning on the Mortgage-Backed Securities that were prepaid. Due to these factors, mortgage-backed securities may be less effective than U.S. Treasury and other types of debt securities of similar maturity at maintaining yields during periods of declining interest rates. Because the Funds’ investments are interest-rate sensitive, each Fund’s performance will depend in part upon the ability of the Fund to anticipate and respond to fluctuations in market interest rates and to utilize appropriate strategies to maximize returns to the Fund, while attempting to minimize the associated risks to its investment capital. Prepayments may have a disproportionate effect on certain Mortgage-Backed Securities and other multiple class pass-through securities, which are discussed below.

The rate of interest on Mortgage-Backed Securities is normally lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as the Government National Mortgage Association (“Ginnie Mae”), and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the Mortgage-Backed Securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities and this delay reduces the effective yield to the holder of such securities.

The issuers of certain Mortgage-Backed Securities may elect to have the pool of mortgage loans (or indirect interests in mortgage loans) underlying the securities treated as a real estate mortgage investment conduit (“REMIC”), which is subject to special federal income tax rules. A description of the types of mortgage-backed securities in which the Funds may invest is provided below. The descriptions are general and summary in nature, and do not detail every possible variation of the types of securities that are permissible for the Funds.

Adjustable Rate Mortgage Loans (“ARMs”). The Bond, Short-Term Government and Asset Allocation Funds may invest in ARMs. ARMs generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a fixed percentage spread over the Index Rate established for each ARM at the time of its origination. ARMs allow a Fund to participate in increases in interest rates through periodic increases in the securities coupon rates. During periods of declining interest rates, coupon rates may readjust downward resulting in lower yields to a Fund.

Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the “Maximum Adjustment”). Other ARMs (“Negatively Amortizing ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to build up equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases, but may result in increased credit exposure and prepayment risks for lenders.

ARMs also have the risk of prepayments. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. The value of Mortgage-Backed Securities that are structured as pass through mortgage securities that are collateralized by ARMs are less likely to rise during periods of declining interest rates to the same extent as fixed-rate securities. Accordingly, ARMs may be subject to a greater rate of principal repayments in a declining interest rate environment resulting in lower yields to a Fund. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates (than if prevailing interest rates remain constant or increase) because the availability of low fixed-rate mortgages may encourage mortgagors to refinance their ARMs to “lock-in” a fixed-rate mortgage. On the other hand, during periods of rising interest rates, the value of ARMs will lag behind changes in the market rate. ARMs are also typically subject to maximum increases and decreases in the interest rate adjustment which can be made on any one adjustment date, in any one year, or during the life of the security. In the event of dramatic increases or decreases in prevailing market interest rates, the value of a Fund’s investment in ARMs may fluctuate more substantially since these limits may prevent the security from fully adjusting its interest rate to the prevailing market rates. As with fixed-rate mortgages, ARM prepayment rates vary in both stable and changing interest rate environments.

There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate, the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of a Fund that holds ARMs and, therefore, in the net asset value of its shares, will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

Fixed-Rate Mortgage Loans. Generally, fixed-rate mortgage loans included in a mortgage pool (the “Fixed-Rate Mortgage Loans”) will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed-Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain Fixed-Rate Mortgage Loans provide for a large final “balloon” payment upon maturity.

Legal Considerations of Mortgage Loans. The following is a discussion of certain legal and regulatory aspects of the mortgage loans in which the Bond, Short-Term Government and Asset Allocation Funds may invest. These regulations may impair the ability of a mortgage lender to enforce its rights under the mortgage documents. These regulations may adversely affect the Funds’ investments in Mortgage-Backed Securities (including those issued or guaranteed by the U.S. Government, its agencies or instrumentalities) by delaying the Funds’ receipt of payments derived from principal or interest on mortgage loans affected by such regulations.

1.	Foreclosure. A foreclosure of a defaulted mortgage loan may be delayed due to compliance with statutory notice or service of process provisions, difficulties in locating necessary parties or legal challenges to the mortgagee’s right to foreclose. Depending upon market conditions, the ultimate proceeds of the sale of foreclosed property may not equal the amounts owed on the Mortgage-Backed Securities.

Furthermore, courts in some cases have imposed general equitable principles upon foreclosure generally designed to relieve the borrower from the legal effect of default and have required lenders to undertake affirmative and expensive actions to determine the causes for the default and the likelihood of loan reinstatement.

2.	Rights of Redemption. In some states, after foreclosure of a mortgage loan, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property, which right may diminish the mortgagee’s ability to sell the property.

3.	Legislative Limitations. In addition to anti-deficiency and related legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to enforce its security interest. For example, a bankruptcy court may grant the debtor a reasonable time to cure a default on a mortgage loan, including a payment default. The court in certain instances may also reduce the monthly payments due under such mortgage loan, change the rate of interest, reduce the principal balance of the loan to the then-current appraised value of the related mortgaged property, alter the mortgage loan repayment schedule and grant priority of certain liens over the lien of the mortgage loan. If a court relieves a borrower’s obligation to repay amounts otherwise due on a mortgage loan, the mortgage loan servicer will not be required to advance such amounts, and any loss may be borne by the holders of securities backed by such loans. In addition, numerous federal and state consumer protection laws impose penalties for failure to comply with specific requirements in connection with origination and servicing of mortgage loans.

4.	“Due-on-Sale” Provisions. Fixed-rate mortgage loans may contain a so-called “due-on-sale” clause permitting acceleration of the maturity of the mortgage loan if the borrower transfers the property. The Garn-St. Germain Depository Institutions Act of 1982 sets forth nine specific instances in which no mortgage lender covered by that Act may exercise a “due-on-sale” clause upon a transfer of property. The inability to enforce a “due-on-sale” clause or the lack of such a clause in mortgage loan documents may result in a mortgage loan being assumed by a purchaser of the property that bears an interest rate below the current market rate.
5.	Usury Laws. Some states prohibit charging interest on mortgage loans in excess of statutory limits. If such limits are exceeded, substantial penalties may be incurred and, in some cases, enforceability of the obligation to pay principal and interest may be affected.

Government Guaranteed Mortgage-Backed Securities. There are several types of government guaranteed Mortgage-Backed Securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates (“REMIC Certificates”), other collateralized mortgage obligations and stripped Mortgage-Backed Securities. The Bond, Short-Term Government and Asset Allocation Funds are permitted to invest in other types of Mortgage-Backed Securities that may be available in the future to the extent consistent with their respective investment policies and objectives. Ginnie Mae securities are backed by the full faith and credit of the

U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”) securities are not backed by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac have the ability to borrow from the U.S. Treasury, and as a result, they are generally viewed by the market as high quality securities with low credit risks. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship Fannie Mae and Freddie Mac that issue guaranteed Mortgage-Backed Securities. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed Mortgage-Backed Securities and the Funds’ liquidity and value.

There is risk that the U.S. Government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. A Fund may purchase U.S. Government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. Government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Guaranteed Mortgage Pass-Through Securities

Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration (“FHA”), or guaranteed by the Veterans Administration (“VA”), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the U.S. Treasury in an unlimited amount. The National Housing Act provides that the full faith and credit of the United States is pledged to the timely payment of principal and interest by Ginnie Mae of amounts due on Ginnie Mae certificates.

Fannie Mae Certificates. Fannie Mae is a stockholder-owned corporation chartered under an act of the United States Congress. Generally, Fannie Mae Certificates are issued and guaranteed by Fannie Mae and represent an undivided interest in a pool of mortgage loans (a “Pool”) formed by Fannie Mae. A Pool consists of residential mortgage loans either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The mortgage loans may be either conventional mortgage loans (i.e., not insured or guaranteed by any U.S. Government agency) or mortgage loans that are either insured by the FHA or guaranteed by the VA. However, the mortgage loans in Fannie Mae Pools are primarily conventional mortgage loans. The lenders originating and servicing the mortgage loans are subject to certain eligibility requirements established by Fannie Mae.

Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled installments of principal and interest after Fannie Mae’s servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed mortgage loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.

Freddie Mac Certificates. Freddie Mac is a publicly held U.S. Government sponsored enterprise. A principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participations in mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac.

Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.

The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of up to forty years. These mortgage loans are usually secured by first liens on one-to-four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Conventional Mortgage Loans. The conventional mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans normally with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Mortgage Pass-Through Securities. To the extent consistent with their investment policies, the Bond, Short-Term Government and Asset Allocation Funds may invest in both government guaranteed and privately issued mortgage pass-through securities (“Mortgage Pass-Throughs”), that are fixed or adjustable rate Mortgage-Backed Securities which provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate holders in a mortgage loan, the seller or servicer generally may be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.

The following discussion describes only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.

Description of Certificates. Mortgage Pass-Throughs may be issued in one or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.

Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Since certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will generally be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.

Multiple Class Mortgage-Backed Securities and Collateralized Mortgage Obligations. The Bond, Short-Term Government and Asset Allocation Funds may invest in multiple class securities including collateralized mortgage obligations (“CMOs”) and REMIC Certificates. These securities may be issued by U.S. Government agencies, instrumentalities or sponsored enterprises such as Fannie Mae or Freddie Mac or, to the extent consistent with a Fund’s investment policies, by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class Mortgage-Backed Securities represent direct ownership interests in, a pool of mortgage loans or Mortgage-Backed Securities the payments on which are used to make payments on the CMOs or multiple class Mortgage-Backed Securities.

Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction but the receipt of the required payments may be delayed. Freddie Mac also guarantees timely payment of principal of certain PCs.

CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class Mortgage-Backed Securities. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed Mortgage-Backed Securities (the “Mortgage Assets”). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs and REMIC Certificates include, among others, “parallel pay” CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

Stripped Mortgage-Backed Securities. The Bond, Short-Term Government and Asset Allocation Funds may invest in stripped mortgage-backed securities (“SMBS”), which are derivative multiclass mortgage securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities or, to the extent consistent with a Fund’s investment policies, non-governmental originators. Certain SMBS may not be readily marketable and will be considered illiquid for purposes of each Fund’s limitation on investments in illiquid securities. The Adviser may determine that SMBS which are U.S. Government Securities are liquid for purposes of each Fund’s limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. A Fund’s investment in SMBS may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

Privately Issued Mortgage-Backed Securities

The Bond, Short-Term Government and Asset Allocation Funds may invest in privately issued Mortgage-Backed Securities. Privately issued Mortgage-Backed Securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.

Ratings. The ratings assigned by a rating organization to Mortgage Pass-Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization’s ratings normally take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization’s ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate may not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.

Credit Enhancement. Mortgage pools credited by non-governmental issuers generally offer a higher yield than government and government-related pools because of the absence of direct or indirect government or agency payment guarantees. To lessen the effect of failures by obligors on underlying assets to make payments. Mortgage Pass-Throughs may contain elements of credit support. Credit support falls generally into two categories: (i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

Subordination; Shifting of Interest; Reserve Fund. In order to achieve ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period (“shifting interest credit enhancement”). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans may have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the “Reserve Fund”). A Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.

The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due to them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event that the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans (“Realized Losses”). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among all certificate-holders in proportion to their respective outstanding interests in the mortgage pool.

Alternative Credit Enhancement. As an alternative, or in addition to the credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

Voluntary Advances. Generally, in the event of delinquencies in payments on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer may agree to make advances of cash for the benefit of certificate-holders, but generally will do so only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

Optional Termination. Generally, the servicer may, at its option with respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time if the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

Asset-Backed Securities. The Asset Allocation and Bond Funds may purchase asset-backed securities issued by either governmental or non-governmental entities which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Payment on asset-backed securities of a private issuer is typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables and home equity loans. Each of these Funds may also invest in other types of asset-backed securities that may be available in the future.

Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected payments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating the average weighted maturity of a Fund, the maturity of asset-backed securities will be based on estimates of average life.

Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates. Furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of a shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

Asset-backed securities may involve certain risks that are not presented by mortgage-backed securities arising primarily from the nature of the underlying assets (e.g., credit card and automobile loan receivables as opposed to real estate mortgages). Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse against the entity that originated the loans or receivables. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, default may require repossession of the personal property of the debtor which may be difficult or impossible in some cases. Most issuers of automobile receivables permit the servicers to return possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the number of vehicles involved in a typical issuance and technical requirements under state law, the trustee for the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries of repossessed collateral may not, in some cases, be able to support payments on these securities.

Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities for the Fund. In certain circumstances, asset-backed securities may be considered illiquid securities subject to the percentage limitations described above under “Illiquid Securities.”

Municipal Obligations

The Asset Allocation, Bond, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds may invest in Municipal Obligations. The Bond Fund may invest up to 20% of its total assets in such securities. The other Funds may invest in Municipal Obligations without limit, subject to their investment limitations. Municipal Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.

The two principal classifications of Municipal Obligations are “general obligation” and “revenue” issues; the Funds described above may also purchase “moral obligation” issues, which are normally issued by special purpose authorities. General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds (e.g., bonds issued by industrial development authorities) that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term “Municipal Obligations” if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax. Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. The credit quality of such bonds is usually directly related to the credit standing of the corporate user of the facility involved. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer. There are, of course, variations in the quality of Municipal Obligations both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

The Bond Fund may, when deemed appropriate by the Adviser in light of the Fund’s investment objective and strategies, invest in obligations issued by state and local governmental issuers. Dividends that are derived from the interest on Municipal Obligations generally would not be taxable to the Fund’s shareowners for federal income tax purposes.

Although the National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds will invest most of their assets, under normal circumstances, in intermediate-term Municipal Obligations, the Funds may also purchase short-term project notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. For example, under the federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor’s alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference. The Trust cannot predict what legislation, if any, may be proposed or enacted in the future regarding the federal tax status of interest on such obligations or, with respect to the Missouri Tax-Free Intermediate Bond Fund, what legislation may be proposed in the Missouri Legislature relating to the status of the Missouri income tax on interest on Missouri Municipal Obligations or, with respect to the Kansas Tax-Free Intermediate Bond Fund, what legislation may be proposed in the Kansas Legislature relating to the status of the Kansas income tax on interest on Kansas Municipal Obligations. Such proposals, whether pending or enacted, might materially and adversely affect the availability of Missouri or Kansas Municipal Obligations for investment by a particular Fund and the liquidity and value of its respective portfolio. In such an event, the Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

Certain of the Municipal Obligations held by a Fund may be insured as to the timely payment of principal and interest. Insurance policies will usually be obtained by the issuer of a Municipal Obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. The insurance only entitles a Fund to receive par or face value of the securities held by the Fund. The insurance does not guarantee the market value of the Municipal Obligation or the value of the shares of the Fund and will not protect against market fluctuations caused by changes in interest rates and other factors. The National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds may, from time to time, invest more than 50% of their assets in Municipal Obligations covered by insurance policies.

Municipal Leases and Certificates of Participation. Municipal leases and certificates of participation are Forms of Municipal Obligations. A municipal lease is an obligation in the form of a lease or installment purchase, which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal leases frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover a Fund’s original investment. To the extent that a Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored by the Adviser on an ongoing basis.

Certificates of Participation represent undivided proportional interests in municipal leases. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Lease obligations may be limited by applicable municipal charter provisions or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may or may not provide that the certificate trustee can accelerate lease obligations upon default. If the trustee could not accelerate lease obligations upon default, the trustee would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment. Certificates of participation are generally subject to redemption by the issuing municipal entity under specified circumstances. If a specified event occurs, a certificate is callable at par either at any interest payment date or, in some cases, at any time. As a result, certificates of participation are not as liquid or marketable as other types of Municipal Obligations. Moreover, if a certificate of participation is called a Fund may have to invest the proceeds in lower yielding securities.

Tax Exempt Commercial Paper. Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Municipal Notes. Municipal Obligations in the form of municipal notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, and use and business taxes and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. These notes are secured by mortgage notes insured by the Federal Housing Authority; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Obligations. Prerefunded Municipal Obligations are instruments in which the principal of and interest on such instruments are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded Municipal Obligations. Issuers of Municipal Obligations use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded Municipal Obligations. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded Municipal Obligations remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded Municipal Obligations are usually purchased at a price that represents a premium over their face value.

Private Activity Bonds. Industrial development bonds (and referred to under current tax law as private activity bonds) are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues. A Tax Exempt Fund’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax whereas a Taxable Fund’s distributions of any tax-exempt interest it receives from any source will be taxable for regular federal income tax purposes.

Tender Option Bonds. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. Tender Option Bonds are typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of a Fund’s credit quality requirements, to be inadequate and the bond would not otherwise be readily marketable. The Tax Exempt Funds intend to invest in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Adviser, be exempt from regular federal income tax. However, because there can be no assurance that the Internal Revenue Service (the “IRS”) will agree with such counsel’s opinion in any particular case, there is a risk that a Tax Exempt Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. The federal income tax treatment of certain aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees in relation to various regulated investment company tax provisions is unclear. The Tax Exempt Funds intend to manage their portfolios in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

Auction Rate Securities. The Bond, Short-Term Government, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds may invest in auction rate securities. Auction rate securities include auction rate Municipal Securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in Municipal Securities (collectively, “auction rate securities”). Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is some risk that an auction will fail due to insufficient demand for the securities. A Fund will take the time remaining until the next scheduled auction date into account for purpose of determining the securities’ duration.

Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to exempt income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain tests under the Code.

A Fund’s investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the Act and certain state securities regulations. The Funds will indirectly bear their proportionate share of any management and other fees paid by such closed-end funds in addition to the advisory fees payable directly by the Funds.

Insurance. The Bond, Short-Term Government, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds may invest in “insured” tax exempt Municipal Securities. Insured Municipal Securities are securities for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance only entitles a Fund to receive the face or par value of the securities held by the Fund. The insurance does not guarantee the market value of the Municipal Securities or the value of the shares of a Fund.

The Bond, Short-Term Government, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds may utilize new issue or secondary market insurance. A new issue insurance policy is purchased by a bond issuer who wishes to increase the credit rating of a security. By paying a premium and meeting the insurer’s underwriting standards, the bond issuer is able to obtain a high credit rating (usually, Aaa from Moody’s or AAA from Standard & Poor’s) for the issued security. Such insurance is likely to increase the purchase price and resale value of the security. New issue insurance policies generally are non cancelable and continue in force as long as the bonds are outstanding.

A secondary market insurance policy is purchased by an investor (such as a Fund) subsequent to a bond’s original issuance and generally insures a particular bond for the remainder of its term. The Funds may purchase bonds which have already been insured under a secondary market insurance policy by a prior investor, or the Funds may directly purchase such a policy from insurers for bonds which are currently uninsured.

An insured Municipal Security acquired by a Fund will typically be covered by only one of the above types of policies. All of the insurance policies used by a Fund will be obtained only from insurance companies rated, at the time of purchase, A by Moody’s or Standard & Poor’s, or if unrated, determined by the Adviser to be of comparable quality.

Call Risk and Reinvestment Risk. Municipal Securities may include “call” provisions which permit the issuers of such securities, at any time or after a specified period, to redeem the securities prior to their stated maturity. In the event that Municipal Securities held in a Fund’s portfolio are called prior to the maturity, the Fund will be required to reinvest the proceeds on such securities at an earlier date and may be able to do so only at lower yields, thereby reducing the Fund’s return on its portfolio securities.

Tobacco Settlement Revenue Bonds. The Tax-Free Funds may each invest a portion of their assets in tobacco settlement revenue bonds. Tobacco settlement revenue bonds are municipal obligations that are backed entirely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement revenue bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between 46 states and nearly all of the U.S. tobacco manufacturers. The MSA provides for annual payments in perpetuity by the manufacturers to the states in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures or through distinct governmental entities created for such purpose. The principal and interest payments on the bonds are backed by the future revenue flow related to the MSA. Annual payments on the bonds, and thus risk to a Fund, are highly dependent on the receipt of future settlement payments to the state or its governmental entity.

The actual amount of future settlement payments, is further dependent on many factors, including, but not limited to, annual domestic cigarette shipments, reduced cigarette consumption, increased taxes on cigarettes, inflation, financial capability of tobacco companies, continuing litigation and the possibility of tobacco manufacturer bankruptcy. The initial and annual payments made by the tobacco companies will be adjusted based on a number of factors, the most important of which is domestic cigarette consumption. If the volume of cigarettes shipped in the U.S. by manufacturers participating in the settlement decreases significantly, payments due from them will also decrease. Demand for cigarettes in the U.S. could continue to decline due to price increases needed to recoup the cost of payments by tobacco companies. Demand could also be affected by: anti-smoking campaigns, tax increases, reduced advertising, enforcement of laws prohibiting sales to minors; elimination of certain sales venues such as vending machines; and the spread of local ordinances restricting smoking in public places. As a result, payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers would cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges.

Options Trading

Each of the Funds may purchase put and call options and may write covered call and covered put options on any securities in which it may invest or options on any securities index consisting of securities in which it may invest. Such options will be listed on a national securities exchange and issued by the Options Clearing Corporation. In addition, a Fund may enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased on any securities in which it may invest or options on any securities index consisting of securities in which it may invest. The aggregate value of securities subject to options written by the National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds (collectively, the “Tax-Free Funds”) will not exceed 5% of the respective Fund’s net assets. The Funds (except the Tax-Free Funds) may also, to the extent it invests in foreign securities, purchase put and call options on foreign securities. The aggregate value of securities subject to options written by the International Equity, Short-Term Government, Bond, Core Equity, Growth, Value and MidCap Growth Funds will not exceed 25% of the respective Fund’s net assets. Notwithstanding the foregoing, a Fund may not purchase or sell futures contracts or options on futures contracts to increase total return unless immediately after any such transaction, the aggregate amount of premiums paid for put options and the amount of margin deposits on existing futures positions do not exceed 5% of the total assets of a Fund.

Writing Covered Options. A call option written by a Fund obligates such Fund to sell specified securities to the holder of the option at a specified price if the option is exercised before the expiration date. All call options written by a Fund are covered, which means that such Fund will own the securities subject to the option so long as the option is outstanding or such Fund will use the other methods described below. The Fund’s purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

A put option written by a Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised before the expiration date. All put options written by a Fund would be covered, which means that such Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option (less any margin on deposit) or will use the other methods described below. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, each Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.

In the case of a call option, the option is “covered” if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other instruments held by it. A call option is also covered if a Fund holds a call on the same instrument as the option written where the exercise price of the option held is (i) equal to or less than the exercise price of the option written, or (ii) greater than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference. A put option is also covered if a Fund holds a put on the same security as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference. In the case of the International Equity Fund segregated cash or liquid assets may be quoted or denominated in any currency.

A Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”

Each Fund may also write (sell) covered call and put options on any securities index consisting of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration (or if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. The Funds may also cover call and put options on a securities index by segregating cash or liquid assets, as permitted by applicable law, with a value, when added to any margin on deposit, that is equal to the market value of the underlying securities in the case of a call option or the exercise price in the case of a put option or by owning offsetting options as described above.

The writing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Adviser to predict future price fluctuations and the degree of correlation between the options and securities markets. If the Adviser or Sub-Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund’s investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could increase a Fund’s portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

Purchasing Options. A Fund may purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”), in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities.

A Fund may purchase put and call options on securities indices for the same purposes as it may purchase options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Writing and Purchasing Currency Call and Put Options. Each Fund, except the Tax-Free Funds, may write covered put and call options and purchase put and call options on foreign currencies in an attempt to protect against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. These Funds may also use options on currency to cross hedge, which involves writing or purchasing options on one currency to seek to hedge against changes in exchange rates for a different currency with a pattern of correlation. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that a Fund has written is exercised, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

A call option written by a Fund obligates the Fund to sell specified currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option written by a Fund obligates the Fund to purchase specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date. The writing of currency options involves a risk that a Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency’s market value or be required to purchase currency subject to a put at a price that exceeds the currency’s market value.

A Fund may terminate its obligations under a written call or put option by purchasing an option identical to the one written. Such purchases are referred to as “closing purchase transactions.” A Fund may enter into closing sale transactions in order to realize gains or minimize losses on purchased options.

The Funds (other than the Tax-Free Funds) may purchase call options in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by the Fund are denominated or quoted. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The Funds (other than the Tax-Free Funds) may purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are denominated or quoted (“protective puts”). The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the U.S. dollar value of a Fund’s portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying currency.

In addition to using options for the hedging purposes described above, the Funds (other than the Tax-Free Funds) may use options on currency to seek to increase total return. The Funds may write (sell) covered put and call options on any currency in an attempt to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, the Funds may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, the Funds accept, in return for the option premium, the risk that they may be required to purchase the underlying currency at a price in excess of the currency’s market value at the time of purchase.

The Funds (other than the Tax-Free Funds) may purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. The Funds would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise the Funds would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by the Funds for the purpose of benefiting from a decline in the value of currencies which they do not own. The Funds would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, the Funds would realize either no gain or a loss on the purchase of the put option.

Yield Curve Options. Each Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

A Fund may purchase or write yield curve options for the same purposes as other options on securities. For example, a Fund may purchase a call option on the yield spread between two securities if the Fund owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A Fund may also purchase or write yield curve options in an effort to increase current income if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Yield curve options written by a Fund will be “covered.” A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and segregates cash or liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, a Fund’s liability for such a covered option is generally limited to the difference between the amount of the Fund’s liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over the counter, and established trading markets for these options may not exist.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include, but are not limited to, the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers and other types of institutions that make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that the broker-dealers or financial institutions participating in such transactions will not fulfill their obligations.

Transactions by a Fund in options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Funds’ Adviser or Sub-Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Passive Foreign Investment Companies

The International Equity and Asset Allocation Funds may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such entities have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of a Fund’s expenses (management fees and operating expenses), shareowners also will bear indirectly similar expenses of such entities.

Preferred Securities

The Core Equity, Growth, Value, MidCap Growth and International Equity Funds and, to the extent consistent with their investment objective and strategies, each of the Asset Allocation, Bond, Short-Term Government, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds may invest in preferred securities. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer’s board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

Portfolio Turnover

The annualized portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average market value of the portfolio securities. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Fund turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Fund turnover will not be a limiting factor in making portfolio decisions, and each Fund may engage in short-term trading to achieve its investment objective. Higher portfolio turnover rates could hinder performance due to higher expenses and increased taxes realized by a Fund.

Ratings of Securities

Investment-grade obligations are those rated at the time of purchase AAA, AA, A or BBB by S&P, Aaa, Aa, A or Baa by Moody’s or which are similarly rated by another NRSRO (including Fitch Ratings (“Fitch”)) or are unrated but deemed by the Adviser to be comparable in quality to instruments that are so rated. Up to 25% of the Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds’ net assets may be invested in unrated obligations deemed by the Adviser to be comparable in quality to investment-grade instruments. Obligations rated BBB by S&P, Baa by Moody’s or the equivalent rating of another NRSRO are considered to have speculative characteristics and are subject to greater credit and market risk than securities rated in the top three investment-grade categories.

Subsequent to their purchase by the Bond, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds, a Fund’s portfolio securities may be downgraded below investment grade or may be deemed by the Adviser to be no longer comparable to investment-grade securities. Up to 5% of the Bond Fund’s and Tax-Free Funds’ portfolio securities may represent securities downgraded below investment grade. The Adviser will consider such an event in determining whether the Fund should continue to hold the security.

The International Equity Fund may also hold foreign or domestic money market instruments and domestic securities rated at the time of purchase in one of the three highest investment-grade categories by Moody’s, S&P or another NRSRO. The Fund does not intend to purchase unrated debt obligations. In an event that the rating of any security held by the Fund falls below the required rating, the Sub-Adviser will dispose of the security unless it appears this would be disadvantageous to the Fund.

The ratings of Moody’s, S&P and Fitch, as NRSROs, represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The Adviser will consider such an event in conjunction with the particular Fund’s investment policy when determining whether the Fund should continue to hold the obligation.

The payment of principal and interest on most securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. An issuer’s obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its debt securities may be materially adversely affected by litigation or other conditions.

Attached to this Statement of Additional Information is Appendix A, which contains descriptions of the ratings used by NRSROs for securities in which the Funds may invest.

Real Estate Investment Trusts

The Asset Allocation Fund and the Value Fund may invest in shares of real estate investment trusts (“REITs”), consistent with their investment objectives and strategies. REITs are pooled investment vehicles that invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareowners provided they comply with certain requirements under the Code. The Funds will indirectly bear their proportionate share of any expenses paid by REITs in which they invest in addition to the expenses paid by the Funds.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions under the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Repurchase Agreements

Each Fund may enter into repurchase agreements under which it buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain with a Fund’s Custodian collateral equal to at least 100% of the repurchase price including accrued interest as monitored daily by the Adviser. If the seller under the repurchase agreement defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, liquidation of the collateral by a Fund may be delayed or limited.

The repurchase price under the repurchase agreements described in the Funds’ Annual Report generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements are held by the Funds’ Custodian (or sub-Custodian) or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans under the 1940 Act.

Reverse Repurchase Agreements

Each Fund may borrow money for temporary purposes by entering into transactions called reverse repurchase agreements. Under these agreements, a Fund sells portfolio securities to a financial institution (such as a bank or broker-dealer) and agrees to buy them back later at an agreed upon time and price. When a Fund enters into a reverse repurchase agreement, it places in a separate custodial account cash or liquid assets that have a value equal to or greater than the repurchase price. The account is then continuously monitored by the Adviser to make sure that an appropriate value is maintained. Reverse repurchase agreements involve the risk that the value of portfolio securities a Fund relinquishes may decline below the price the Fund must pay on the repurchase date. A Fund will only enter into reverse repurchase agreements to avoid the need to sell its securities to meet redemption requests during unfavorable market conditions. As reverse repurchase agreements are deemed to be borrowings by the SEC, each Fund is required to maintain continuous asset coverage of 300%. Should the value of a Fund’s assets decline below 300% of borrowings, a Fund may be required to sell portfolio securities within three days to reduce the Fund’s debt and restore 300% asset coverage.

Rights Offerings and Warrants

The Value, Growth, MidCap Growth, Asset Allocation, Core Equity and International Equity Funds may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that a Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the expiration of the rights and warrants. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. A Fund will not invest more than 10% of its net assets, taken at market value, in warrants. Warrants acquired by a Fund in units or attached to other securities are not subject to this restriction.

The International Equity Fund may also invest in a form of synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes, or low exercise price warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American-style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European-style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

Special Considerations Regarding Investment in Missouri Obligations

The following discussion highlights some of the more important economic and financial trends and considerations affecting Missouri Obligations and is based on information from official statements, prospectuses and other publicly available documents relating to, among other things, securities offerings of the State of Missouri, its agencies and instrumentalities, as available on the date of this Statement of Additional Information. The Commerce Funds has not independently verified any of the information contained in such statements or other documents. The Funds make no representations or warranties regarding the completeness or accuracy of such information.

Missouri’s population was 5,842,713 on July 1, 2006 according to the Population Estimates Program, Population Division, U.S. Bureau of the Census, which represented an increase of 0.73% from the 2005 estimate and 4.42% from the 2000 decennial census of 5,595,211 inhabitants compared to the national average of 6.09% growth over the same seventy two month period. According to the 2000 census, St. Louis and the surrounding metropolitan area constituted the 18th largest Metropolitan Statistical Area (MSA) in the nation with approximately 2.6 million inhabitants, more than half of which were Missouri residents, St. Louis is located on the eastern boundary of the State on the Mississippi River and is a distribution center and an important site for banking and manufacturing activity. Anchoring the western boundary is Kansas City, which is Missouri’s second largest metropolitan area. According to the 2000 census, Kansas City was the 26th largest MSA nationally with approximately 1.77 million inhabitants, more than half of which were Missouri residents. Kansas City is a major agri-business center for the United States and is an important center for finance and industry. Springfield, St. Joseph, Joplin and Columbia are also important population and industrial centers in the State.

Missouri ranked twentieth in personal income in 2005. Growth in personal income was 4.7% from 2004 to 2005, which slightly trailed the national growth rate for this period of 5.2%. Missouri’s $31,299 per capita personal income in 2005 ranked thirty-first and represented 91% of the national average per capita personal income of $34,495. Missouri’s seasonally adjusted payroll employment (preliminarily) stood at 2,761,700 at the end of December 2006, an increase of 32,400 from December 2005. At the end of December 2006 and December 2005, the State unemployment rate was a seasonally-adjusted 4.6% and 5.1%, respectively. The national unemployment rate was 4.5% at the end of December 2006.

On November 7, 2006, Missouri voters passed a new minimum wage law that increased the minimum wage in Missouri from $5.15 to $6.50. The new law went into effect on January 1, 2007 and requires the state minimum wage to adjust annually beginning January 1, 2008, based on changes in the Consumer Price Index. The new minimum wage law applies to Missouri retail or service businesses whose annual gross sales are more than $500,000. The new statute will effect 256,000 Missouri workers or 10% of the state’s workforce.

The major sectors of the State’s economy include agriculture, manufacturing, government, services and trade, transportation and utilities. Farming has traditionally played a dominant role in the economy and yielded a large portion of the State’s revenues. Although the concentration in farming remains above the national average, with increasing urbanization, significant income-generating activity has shifted from agriculture to manufacturing and services. Earnings and employment are distributed among the manufacturing, trade and service sectors in a close approximation of the average national distribution, thus lessening the State’s cyclical sensitivity to impact by any single sector. In 2006, services, including health care services, represented the single most significant non-agriculture economic activity (excluding government), with trade, transportation and utilities ranking second and manufacturing ranking third. As of December 2006, these three economic sectors accounted for approximately 72.7% of the State’s nonagricultural employment. Manufacturing, which accounts for approximately 11.8% of nonagricultural employment, is concentrated in industrial machinery, transportation equipment and other durable goods. From January 2006 to June 2006, Missouri lost approximately 300, or 0.1%, of its manufacturing jobs compared to a 0.13% gain in this sector nationally. Missouri growth was concentrated in the durable good industries. However, losses are expected, with some regionally significant manufacturing facilities, including those in the automotive assembly and related sectors, identified for closure or significant reductions before 2010. To the extent that the economy suffers a recession, the manufacturing sector, in particular, could be adversely affected.

Defense-related businesses play an important role in Missouri’s economy. In addition to the large number of civilians employed at the various military installations and training bases in the State, aircraft production and defense-related businesses receive sizeable annual defense contract awards. In fiscal year 2005, Missouri’s ranking among the states in Department of Defense contract awards dropped to eleventh, down from ninth in 2004. It is impossible to determine what effect, if any, continued consolidation in the defense-related industries will have on the economy of the State.

Energy prices, interest rates and the value of the dollar are expected to continue to influence national and Missouri economic conditions. Declines in energy prices have eased the pressure on consumer spending, boosting sales tax collections. Higher energy prices or higher interest rates could exacerbate an economic slowdown. Higher interest rates and historically high fuel costs are of particular concern to the auto-producing centers of the Midwest where inventories are rising. Automobile sales have been slowing, with minor cutbacks in production. Any additional loss of production operations currently conducted in Missouri may reduce employment in both automobile assembly and suppliers to the auto industry which are both major sectors of the Missouri economy and could have a negative impact on the economy of the State.

Limitations on State debt and bond issues are contained in Article III, Section 37 of the Constitution of Missouri. Pursuant to this section, (1) the General Assembly may issue general obligation bonds solely to refund outstanding bonds (provided that the refunding bonds must mature within 25 years of issuance); (2) the General Assembly upon the recommendation of the Governor to incur a temporary liability by reason of unforeseen emergency or of casual deficiency in revenue, may issue bonds in an amount not to exceed $1 million for any one year (must be paid within 5 years of issuance); and (3) the General Assembly, or the people by initiative, may submit a proposition to incur temporary indebtedness greater than $1 million by reason of unforeseen emergency or of casual deficiency in revenue, and the bonds may be issued if approved by a majority of those voting (such bonds must be retired serially and by installment within 25 years of issuance). Before any bonds are issued pursuant to Section 37, the General Assembly must make provisions for the payment of principal and interest and may provide for an annual tax on all taxable property in an amount sufficient for that purpose.

Certain water pollution bonds, rural water and sewer bonds, storm water control bonds and State building bonds are also authorized pursuant to Section 37(b)-(h), inclusive. In 1971, Missouri voters approved a constitutional amendment providing for the issuance of $150 million of general obligation bonds for the protection of the environment through the control of water pollution. In 1979, voters approved a constitutional amendment authorizing an additional $200 million of State Water Pollution Control Bonds. In 1982, State voters approved a constitutional amendment authorizing the issuance of $600 million of Third State Building Bonds. Proceeds from the Third State Building Bonds are used to provide funds for improvement of State buildings and property, including education, mental health, parks, corrections and other State facilities, and for water, sewer, transportation, soil conservation and other economic development projects. In 1988, and as amended in 1998, Missouri voters approved a constitutional amendment authorizing the issuance of bonds in the aggregate sum of $275 million for controlling water pollution and making improvements to drinking water systems. In 1994, state voters approved a constitutional amendment authorizing the issuance of $250 million Fourth State Building Bonds. Proceeds from the Fourth State Building Bonds fund the rebuilding of institutions of higher education, land acquisition, construction or purchase of buildings, and planning, furnishing, equipping and landscaping such improvements and buildings. In 1998, voters approved a constitutional amendment authorizing the issuance of bonds in the aggregate sum of $100 million for the purpose of providing rural water and sewer grants and loans, including grants for the establishment of water supply hook-ups in unincorporated areas of any county to water supplies. In 1998, voters approved a constitutional amendment authorizing the issuance of bonds in the aggregate amount of $200 million for the purpose of providing funds for providing stormwater control plans, studies and projects in certain counties and cities.

In November 2004, Missouri voters approved an amendment to the Missouri Constitution to redirect a portion of the motor vehicle sales tax from the general revenue fund to the State road fund, thereby allowing the State to direct additional funds toward enhancing Missouri’s road and bridge infrastructure (“Constitutional Amendment No. 3”). As a result, the State plans to spend an estimated $400 million in bond proceeds over a three-year period to upgrade its most heavily traveled roadways. The amendment is expected to result in an additional $30 million in costs that would be borne by the general revenue fund.

Article III, Section 36 of the Constitution of Missouri requires that the General Assembly appropriate the annual principal and interest requirements for outstanding general obligation bonds before any other appropriations are made. Such amounts must be transferred from the General Revenue Fund to bond interest and sinking funds. Authorization for these transfers, as well as the actual payments of principal and interest, are provided in the first appropriation bill of each fiscal year.

In addition to general obligation bonds, the Missouri legislature has established numerous entities as bodies corporate and politic, which are authorized to issue bonds to carry out their corporate purposes.

General revenue collections in fiscal year 2006, net of refunds, were $7,330 million, or 9.2% above fiscal year 2005 net collections and $3,219 million above the previous high in the fiscal year ending in June 2001. The implementation of Constitutional Amendment No. 3 is expected to lower collections in fiscal year 2007 by $25 million. It is estimated that the State will experience growth in general revenue collections of 4.0% in fiscal year 2007 and 3.8% in fiscal year 2008, with the current estimate for fiscal year 2006 net general revenue collections being

$7,627.1 million. Growth in individual income tax receipts will be tempered by reduced consumer spending and corporate profit growth. Revenue is further expected to be reduced by use of tax credits from past capital investments.

Article X, Sections 16-24 of the Constitution of Missouri (the “Tax Limitation Amendment”) impose a limit on the amount of taxes and other revenue enhancement charges such as user fees which may be imposed by the State or a political subdivision in any fiscal year. This limit is tied to total State revenues for the fiscal year ended June 30, 1981, as defined in the Tax Limitation Amendment, and adjusted annually, in accordance with the formula set forth in the amendment. Under that formula, the revenue limit (the “Revenue Limit”) for any fixed year equals the product obtained by multiplying (i) the ratio of total state revenues in fiscal year 1980-1981 divided by the aggregate personal income received by persons in Missouri from all sources (“Personal Income of Missouri”) in calendar year 1979, times (ii) the Personal Income of Missouri in either the calendar year prior to the calendar year in which appropriations for the fiscal year for which the calculation is being made, or the average of Personal Income of Missouri in the previous three calendar years, whichever is greater. If the Revenue Limit is exceeded by 1% or more in any fiscal year, a refund of the excess revenues collected by the State is required. If the excess revenues collected are less than 1%, then the excess is not refunded but is transferred to the General Revenue Fund. The details of the Tax Limitation Amendment are complex and clarification from subsequent legislation and judicial decisions may be necessary for the Tax Limitation Amendment to be fully implemented. The Revenue Limit can be exceeded only if the General Assembly approves by a two-thirds vote of each house an emergency declaration as requested by the Governor. The Revenue Limit does not apply to taxes imposed for payment of principal and interest on bonds that have been approved by the voters, as authorized by the Missouri Constitution. In 1999, total state revenues exceeded the total state revenue limit by $98.9 million, the entire amount of which was refunded to Missouri taxpayers in calendar year 2000. In fiscal years 2000 – 2005, total state revenues did not exceed the total state revenue limit. The Missouri Office of Administration projects that in fiscal year 2007 and 2008, total state revenues will not exceed the total state revenue limit.

In addition to the Revenue Limit, the General Assembly is prohibited without voter approval from increasing taxes or fees in any fiscal year that in total produces new annual revenues greater than $50 million, adjusted annually by the percentage change in the personal income of Missouri for the second previous fiscal year, or 1% of total state revenue for the previous fiscal year prior to the General Assembly action, whichever is less. The Tax Limitation Amendment could adversely affect the repayment capabilities of certain non-general obligation issues if payment is dependent upon increases in taxes or appropriations by the State’s General Assembly.

In September 2006, the Missouri Development Finance Board and Missouri Higher Education Loan Authority (MOHELA) approved Gov. Matt Blunt’s Lewis and Clark Discovery Initiative. The Lewis and Clark Discovery Initiative, which is not without political controversy, will provide a one-time infusion, devised primarily from the sale of approximately $350 million for capital improvement projects to Missouri higher education institutions, a portion of its loan portfolio that consists of loans to non-Missouri students. As a part of this initiative, the Department of Economic Development has committed to grant MOHELA 30% of the State’s private activity bond allocation for 10 years.

Special Considerations Regarding Investment in Kansas Obligations

The following discussion highlights some of the more important economic and financial trends and considerations affecting Kansas Obligations and is based on information from official statements, prospectuses and other publicly available documents relating to, among other things, securities offerings of the State of Kansas, its agencies and instrumentalities, Certified Annual Financial Reports, State and industry trade publications, newspaper articles, other public documents relating to securities offerings of Kansas issuers, and other historically reliable sources, as available on the date of this Statement of Additional Information. The Commerce Funds have not independently verified any of the information contained in these statements or other documents. The funds make no representations or warranties regarding the completeness or accuracy of such information.

Because the Kansas Tax-Free Intermediate Bond Fund will concentrate its investments in Kansas Municipal Obligations, it may be affected by political, economic or regulatory factors that may impair the ability of Kansas issuers to pay interest on or to repay the principal of their debt obligations. Kansas Municipal Obligations may be subject to greater price volatility than municipal obligations in general as a result of the effect of supply and demand for these securities which, in turn, could cause greater volatility in the value of the shares of the Fund.

Kansas ranks as the 14th largest state in terms of size with an area in excess of 82,000 square miles. According to the Population Division of the U.S. Census Bureau, the estimated population of Kansas was 2,764,075 on July l, 2006, which represented an increase of 0.58% from the 2005 estimate, compared to an estimated national growth rate of 0.98% over the same 12-month period. According to the 2000 census, excluding Kansas City, which is contained in the Kansas City, Missouri MSA, Wichita is the State’s largest metropolitan area, ranking as the 78th largest MSA nationally with approximately 545,220 inhabitants. Wichita is a major aircraft manufacturing center for the United States with the worldwide headquarters for Cessna Aircraft Company and Raytheon Aircraft Co. and major manufacturing and assembly plants for The Boeing Company, Spirit Aero Systems and Bombardier Aerospace Learjet Inc. located in the city. According to the 2000 census, Topeka constituted the 185th largest MSA in the nation with approximately 169,871 inhabitants. As the State capital, Topeka has a high percentage of government employees, representing approximately 25% of the total employment base of the metropolitan area. Growth in the State’s trade, services and manufacturing sectors has decreased the historical dominance of agriculture on the State economy.

Personal income in Kansas (measured in current dollars) rose by an estimated 6.4% during calendar year 2006, which trailed national personal income growth of 6.8%. Per capita personal income in Kansas grew by 5.2% during calendar year 2005, exceeding the national per capita personal income growth rate of

4.2%. Per capita personal income in Kansas still continues to lag behind the overall United States at 95.5% of the national average. Among all the states, Kansas ranked 31st in personal income and 24th in per capita personal income in 2005. Personal income in Kansas is expected to continue to grow at a rate slightly faster than the rest of the United States in 2007 at 5.3%.

In 2007, the Kansas economy is expected to continue experiencing overall modest growth. Gross State Product (“GSP”) is forecasted to increase by 4.8% and personal income is expected to increase by 5.3%.

Despite sluggish growth in manufacturing employment, the Kansas economy maintained positive job growth in 2006. Although the State experienced employment growth during 2006, the economic recovery in Kansas is proceeding at a slower rate than the nation as a whole. The average monthly unemployment rate in Kansas is expected to decrease slightly from 5.1% in 2006 to 4.7% in 2007, which is 0.2% lower than the national unemployment rate forecasted for 2007.

In 2006, employment in the goods producing industries increased 1.6% with gains in each of the three general categories: natural resources and mining (5.4%), construction (3.4%), and manufacturing (0.8%). The aircraft and parts manufacturing industry, which comprises a significant part of the overall manufacturing employment base in Kansas, has a significant impact on the Kansas economy as a whole. Employment in aerospace products manufacturing increased by 4.4% in 2006, offsetting losses in other subcategories, including the plastics and rubber category which was affected by the strike of the United Steelworkers’ Union at Goodyear Tire and Rubber’s Topeka, Kansas plant. Employment in the services-producing industries also increased 0.5% in 2006, with gains in five of the eight general categories, including professional and technical services (2.4%), government (2.3%), other services (1.1%), finance (0.7%), and education and health services (0.5%). The information category (-4.6%), the trade and transportation category (-1.1%), and the leisure and hospitality category (-0.8%) experienced decreases in employment with the decrease in the information category principally due to continued difficulties in the telecommunications industry. Farm employment experienced significant variations during the year due to inherent seasonality, but was above 2005 levels for most of 2006, with an overall 0.5% increase above 2005.

Although Kansas is expected to experience job growth in the coming years, the level of growth will continue to be lower than that experienced during the robust growth in the late 1990s. Despite experiencing a downturn in manufacturing jobs over the past few years, the manufacturing industry grew in 2006 and now in Kansas accounts for more than 13% of the State’s total employment. In addition, almost 22% of all manufacturing jobs in Kansas are related to aircraft, automobile and related parts production. Thus, overall growth in the manufacturing sector will depend on the fortunes of the State’s aircraft and, to a lesser extent, automobile, manufacturers.

In 2005, Boeing sold its commercial manufacturing operations in Wichita to Onex Corporation, to be operated as Spirit Aero Systems, Inc. The sale resulted in the loss of a number of jobs and lower wages in 2005 as Onex eliminated over 1,000 positions and reduced wages and benefits for remaining workers by approximately 10%. However the 2005 losses in the aerospace industry were offset by a net gain in overall aerospace employment of more than 1,600 jobs.

In the general aviation sector, Cessna, Raytheon and Bombardier, which deliver almost half of the world’s business jets and have significant operations in the Wichita area, have cut nearly 8,000 jobs since 2001. However, since hitting bottom in 2003, deliveries of business jets have increased and are expected to gain momentum over the next decade according to Honeywell’s 2006 Business Aviation Outlook. The forecast predicts continued strong growth through 2007, then sustained deliveries thereafter.

The Goodyear Tire & Rubber Co. plant in Topeka does not appear to be affected significantly by the company’s worldwide restructuring plan as a result of (i) the current boom in the mining industry, (ii) the resulting shortage of earth mover tires and (iii) the fact that the Topeka plant is the only Goodyear plant in the United States manufacturing such tires; however, production and wages were affected significantly by the United Steelworkers’ strike against 16 Goodyear plants that ran from October 5, 2006 through late December 2006, including Topeka’s. Goodyear is the beneficiary of an incentive package put together by state and local governments in 2002 that is tied to maintaining certain employment levels and keeping the plant open for a ten-year period.

In the Kansas City metropolitan area, General Motors began production of Saturn’s new mid-sized vehicle at its Fairfax plant in 2006, but has since announced planned layoffs at this plant. In addition, in 2005 Ford shifted production of its hybrid sports utility vehicles from Ohio to its facility in the Kansas City area, which is currently the only Ford facility building hybrids; however, lower demand for the F-150 and other Ford vehicles resulted in brief furloughs at Ford’s facility in the latter part of 2006. The growth of call centers in the area has also resulted in a number of companies increasing employment numbers recently.

The performance of the telecommunications industry has a strong influence on the services industry in Kansas, especially in the Kansas City metropolitan area. Sprint-Nextel Corporation (the Kansas City area’s largest nongovernmental employer with approximately 14,500 employees in the area) has located its corporate headquarters in Reston, Virginia, and has an operational headquarters at the former Sprint Corporation campus in Overland Park, Kansas. To date, the merger has not resulted in the elimination of a significant number of jobs in the Kansas City area, but job reductions continue through retirement, attrition, lower hiring rates, and the 2006 spinoff of Sprint’s local telecommunications division into a separate, publicly-traded company, Embarq Corporation. Embarq remains headquartered in the Kansas City area, employing approximately 4,500 people locally and 20,000 people nationwide.

Kansas’ agricultural sector is also key to the State’s economy. This sector produces a wide array of products with wheat, corn, sorghum, and soybeans as its main crops. The high crop yields of 2005, due to favorable weather, were not repeated in 2006, however, cattle production, representing approximately 60 percent of agricultural receipts remained steady-to-slightly down. Overall, farm income was expected to be down in 2006 due to lower commodity prices, higher energy prices, and limited export flows.

Considering all these factors, the Kansas economy is expected to continue with modest growth through 2007.

Obligations of issuers of Kansas Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bank Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress or the Kansas legislature or by referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation, litigation involving the taxation of municipal obligations or the rights of municipal obligation holders, or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Kansas Municipal Obligations may be materially affected.

The following information is a brief summary of particular Kansas State factors affecting the Kansas Tax-Free Intermediate Bond Fund and does not purport to be a complete description of such factors. The financial condition of the State, its public authorities and local governments could affect the market values and marketability of, and therefore the net asset value per share and the interest income of, the Fund, or result in the default of existing obligations, including obligations which may be held by the Fund. Further, the State faces numerous forms of litigation seeking significant damages which, if awarded, may adversely affect the financial situation of the State or issuers located in such state. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of a state, and there is no obligation on the part of the State to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by the State. The market value of shares of the Fund may fluctuate due to factors such as change in interest rates, matters affecting a particular state, or for other reasons.

The State of Kansas uses debt financing to pay for certain state expenditures. Traditionally, such expenditures have included capital improvement projects because of the magnitude of the cost and the long-term nature of the projects. However, in the mid-1990s, the State began financing other non-capital improvement costs associated with the operations of state government. Except for the Kansas Department of Transportation (“KDOT”), which issues bonds to finance highways and other transportation projects, the Kansas Development Finance Authority (“KDFA”) is the issuer of revenue bonds for the State and some local governments. Provisions in the Kansas Constitution allow for the limited issuance of general obligation bonds subject to certain restrictions; however, no bonds have been issued under such provisions for decades. No other provisions in the constitution or state law limit the amount of debt that can be issued for Kansas’ agencies. As of June 30, 2006, various state agencies had legislatively authorized but unissued debt of $271,456,607. Although the amount of debt for financing capital improvement projects has increased in the past several years, debt service still constitutes a small part of the overall state budget. Of the 50 states, Kansas has been ranked among the lowest in per capita debt according to the Statistical Abstract of the United States.

KDOT issues debt to finance various transportation-related projects throughout the State. At June 30, 2006, KDOT had bonds outstanding of $1,874,925,000, a decrease of $14,065,000 from the previous year. Recent fixed rate bonds issued by KDOT were rated AAA from Standard & Poor’s, Aa2 from Moody’s and AA from Fitch.

The KDFA was created by the legislature in 1987 as an independent instrumentality of the State to operate as a public corporation rather than as a state agency. The KDFA provides state agencies and other public and private organizations with access to capital markets. The ratings of KDFA issued bonds vary depending upon the underlying purpose of each bond issue. When not insured, KDFA bonds are generally rated A or better by the major rating agencies.

Although the State of Kansas has no general obligation debt, and thus no general obligation debt rating, KDFA works with the ratings agencies to create a “shadow” credit rating, which is currently a strong AA+ from Standard & Poor’s and Aa1 from Moody’s. Credit factors included a very low debt burden, continued economic diversification, and historically conservative and responsible fiscal management.

The Governor of Kansas is statutorily mandated to present spending recommendations to the Legislature. The Governor’s Budget Report reflects expenditures for both the current and upcoming fiscal years and identifies the sources of financing for those expenditures. The Legislature uses the Governor’s Budget Report as a guide as it appropriates the money necessary for State agencies to operate. Only the Legislature can authorize expenditures by the State of Kansas. The Governor recommends spending levels, while the Legislature chooses whether to accept or modify those recommendations. The Governor may veto legislative appropriations, although the Legislature may override any veto by two-thirds majority vote.

The State fiscal year runs from July 1 to the following June 30 and is numbered for the calendar year in which it ends. The current fiscal year is the one which ends the coming June. The actual fiscal year is the year that concluded the previous June. The budget year refers to the next fiscal year, which begins the July following the Legislature’s adjournment. By law, the Governor’s Budget Report must reflect (i) actual year spending, (ii) the Governor’s revised spending recommendations for the current fiscal year, (iii) State agency spending requests for a given budget year, and (iv) the Governor’s spending recommendations for the budget year. The budget recommendations cannot include the expenditure of anticipated income attributable to proposed legislation.

According to the Governor’s Budget Report for Fiscal Year 2008, total receipts in fiscal year 2006 were $5,394.4 million, 11.4% above that of fiscal year 2005. According to the consensus estimate, the State will collect total receipts of $5,592.3 million in fiscal year 2007, an increase of $299.4 million or 3.7% for the year. The consensus estimate of total receipts for fiscal year 2008 is $5,700.4 million.

Stand-By Commitments

The Asset Allocation, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds may acquire stand-by commitments with respect to Municipal Obligations held within their respective portfolios. Under a stand-by commitment, a dealer or bank agrees to purchase from a Fund, at the Fund’s option, specified Municipal Obligations at their amortized cost value to a Fund plus accrued interest, if any. Stand-by commitments may be sold, transferred or assigned by a Fund only with the underlying instrument.

The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities that are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Where a Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

The Funds intend to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the Adviser’s opinion, present minimal credit risks. The Funds’ reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment. In evaluating the creditworthiness of the issuer of a stand-by commitment, the Adviser will review periodically the issuer’s assets, liabilities, contingent claims and other relevant financial information.

The Funds would acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. Stand-by commitments acquired by a Fund would be valued at zero in determining net asset value.

The Adviser understands that the IRS has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt Municipal Obligations acquired subject to a put option. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Asset Allocation, National Tax-Free Intermediate Bond, Missouri Tax-Free Bond and Kansas Tax-Free Intermediate Bond Funds intend to take the position that they are the owner of any Municipal Obligations acquired subject to a standby commitment or acquired or held with certain other types of put rights and that tax-exempt interest earned with respect to such Municipal Obligations will be tax-exempt in their hands. There is no assurance that standby commitments will be available to the Funds nor have the Funds assumed that such commitments would continue to be available under all market conditions.

Stripped Securities

The Federal Reserve has established an investment program known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” The Asset Allocation and Bond Funds may purchase securities registered under this program. This allows a Fund to be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities. The Treasury Department has, within the past several years, facilitated transfers of such securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system.

In addition, the Bond, Short-Term Government and Asset Allocation Funds may acquire U.S. Government Obligations and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Investments by the Bond and Short-Term Government Funds in these securities will not exceed 5% of the value of the Fund’s total assets. Having separated the interest coupons from the underlying principal of the U.S. Government Obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRs”) and “Certificate of Accrual on Treasury Securities”

(“CATS”). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government Obligations for federal tax purposes. The Trust is unaware of any binding legislative, judicial or administrative authority on this issue.

Although stripped securities do not pay interest to their holders before they mature, federal income tax rules require a Fund each year to recognize a part of the discount attributable to a security as interest income. This income must be distributed along with the other income a Fund earns. To the extent shareowners request that they receive their dividends in cash rather than reinvesting them, the money necessary to pay those dividends must come from the assets of a Fund or from other sources such as proceeds from sales of Fund shares and/or sales of portfolio securities. The cash so used would not be available to purchase additional income-producing securities, and a Fund’s current income could ultimately be reduced as a result.

In addition, the Asset Allocation and Bond Funds may purchase stripped mortgage-backed securities (“SMBS”) issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions. SMBS, in particular, are more volatile and sensitive to interest rate changes than ordinary debt securities, and there is a greater risk that a Fund’s initial investment in these securities may not be fully recouped. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund’s per share net asset value.

Temporary Investments

Each of the Funds may assume a temporary defensive position at times when the Adviser believes such a position is warranted by uncertain or unusual market conditions. Such a position would allow a Fund to deviate from its fundamental and non-fundamental policies. Each Fund may invest for temporary defensive purposes up to 100% of its total assets in cash or cash equivalent short-term obligations including “money market instruments,” a term which includes, among other things, bank obligations, commercial paper and notes, U.S. Government Obligations, foreign government securities (if permitted) and repurchase agreements. “Money market investments” also include, for purposes of the National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds, corporate bonds with remaining maturities of 397 days or less. Only the International Equity, Asset Allocation and Bond Funds may invest in foreign debt securities.

Bank obligations include bankers’ acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Bank obligations also include obligations of foreign banks or foreign branches of U.S. banks. Although the Funds will invest in obligations of foreign banks or foreign branches of U.S. banks only where the Adviser deems the investment to present minimal credit risks, such investments nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

Certificates of deposit issued by domestic branches of domestic banks do not benefit materially, and certificates of deposit issued by foreign branches of domestic banks do not benefit at all, from insurance from the Federal Deposit Insurance Corporation.

Both domestic banks and foreign branches of domestic banks are subject to extensive governmental regulations that may limit both the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry is dependent largely upon the availability and costs of funds for the purpose of financing and lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

The International Equity Fund may also hold foreign or domestic money market instruments and debt securities rated at the time of purchase in one of the three highest investment-grade categories by Moody’s, S&P or another NRSRO. The Fund does not intend to purchase unrated debt obligations. In the event that the rating of any security held by the Fund falls below the required rating, the Sub-Adviser will dispose of the security unless it appears this would be disadvantageous to the Fund.

Investments by the National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds in taxable commercial paper will consist of issues that are rated A-1 or better by S&P, Prime-1 by Moody’s or the equivalent rating of another rating agency. Commercial paper may include variable and floating rate instruments.

When the Adviser pursues a temporary defensive strategy, the Funds may not profit from favorable developments that would have been available if the Funds were pursuing their normal investment strategies. In addition, when the Adviser uses a defensive strategy, the Funds will not be pursuing their investment objectives.

Trust Preferred Securities

To the extent consistent with their investment objectives and policies, each of the Funds may invest in trust preferred securities. A trust preferred or capital security is a long dated bond (for example 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. From a bondholder’s viewpoint, the securities are senior in claim to standard preferred but are junior to other bondholders. From the issuer’s viewpoint, the securities are attractive because their interest is deductible for tax purposes like other types of debt instruments.

U.S. Government Obligations

As stated in the prospectus, consistent with their respective investment objectives and strategies, the Funds may invest in obligations of the United States Government (“U.S. Government Obligations”). Examples of the types of U.S. Government Obligations that may be held by the Funds, in addition to those listed in the prospectus, include, in addition to U.S. Treasury bonds, notes and bills, the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks and Maritime Administration. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. The U.S. Government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored entities. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

U.S. Government Obligations purchased by the Short-Term Government Fund with nominal remaining maturities in excess of five years that have variable or floating interest rates or demand or put features may nonetheless be deemed to have remaining maturities of five years or less so as to be permissible investments as follows: (a) a government security with a variable or floating rate of interest will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) a government security with a demand or put feature that entitles the holder to receive the principal amount of the underlying security at the time of or sometime after the holder gives notice of demand or exercise of the put will be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand or exercise of the put; and (c) a government security with both a variable or floating rate of interest as described in clause (a) and a demand or put feature as described in clause (b) will be deemed to have a maturity equal to the shorter of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand or exercise of the put.

U.S. Government Obligations have historically involved little risk of loss of principal if held to maturity. The Short-Term Government Fund, however, will not necessarily hold its securities to maturity. Generally, the market value of securities not held to maturity can be expected to vary inversely to changes in prevailing interest rates. In addition, neither the U.S. Government, nor any agency or instrumentality thereof has guaranteed, sponsored or approved the Short-Term Government Fund or its shares.

Variable and Floating Rate Instruments

The Funds may purchase variable rate and floating rate obligations issued by corporations, industrial development authorities and governmental entities. Such instruments are frequently not rated by credit rating agencies. However, in determining the creditworthiness of unrated variable and floating rate instruments and their eligibility for purchase by the Funds, the Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such obligations and, if the obligation is subject to a demand feature, will monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, an instrument will usually be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time a Fund can recover payment of principal as specified in the instrument.

While there may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund, a Fund may, from time to time as specified in the instrument, demand payment in full of the principal of the instrument or may resell the instrument to a third party. The absence of such an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate demand instrument if the issuer defaulted on its payment obligations during periods which a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss. Variable and floating rate instruments with no active secondary market and with notice/termination dates in excess of seven days will be included in the calculation of a Fund’s illiquid assets.

Variable and floating rate demand instruments acquired by the National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds may include participations in Municipal Obligations purchased from and owned by financial institutions (primarily banks). Participation interests provide the Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days’ notice, not to exceed thirty days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Adviser has determined meets the prescribed quality standards for the Fund. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

When-Issued Purchases and Forward Commitments

Each Fund may purchase securities on a when-issued basis or enter into forward commitment transactions. These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in market prices or in interest rates. When-issued and forward commitment transactions involve the risk, however, that the yield or price obtained in a transaction (and therefore the value of the security) may be less favorable than the yield or price (and therefore the value of the security) available in the market when the securities delivery takes place. When a Fund agrees to purchase securities on a when-issued basis or enters into a forward commitment to purchase securities, the Funds’ Custodian will set aside cash or liquid assets, as permitted by applicable law, equal to the amount of the purchase or the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to meet this requirement. The market value of the separate account will be monitored and if such market value declines, the Fund will be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitments. Because a Fund will set aside cash or liquid assets, as permitted by applicable law, in the manner described, the Fund’s liquidity and ability to manage its portfolio might be affected in the event its when-issued purchases or forward commitments ever exceeded 25% of the value of its assets. The National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds will not invest more than 25% of their respective total assets in when-issued securities and forward commitments. In the case of a forward commitment to sell portfolio securities, the Custodian will hold the portfolio securities in a segregated account while the commitment is outstanding.

A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. No Fund intends to engage in when-issued purchases and forward commitments for speculative purposes. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases a Fund may realize a capital gain or loss.

When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining a Fund’s net asset value starting on the day that the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets, and fluctuations in the value of the underlying securities are not reflected in the Fund’s net asset value as long as the commitment remains in effect.

Zero Coupon, Deferred Interest, Pay-in-Kind and Capital Appreciation Bonds

Each Fund, consistent with its investment objective and policies, may invest in zero coupon, deferred interest, pay-in-kind (“PIK”) and capital appreciation bonds. Zero coupon, deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon, deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds and deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can be either senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

Zero coupon, deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, a Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Funds are nonetheless required to accrue income on such investments for each taxable year and generally are required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, a Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund. A portion of the discount with respect to stripped tax exempt securities or their coupons may be taxable. See “Additional Information Concerning Taxes.”

INVESTMENT LIMITATIONS

Each Fund is subject to the investment limitations enumerated below. Those limitations that are designated as “fundamental” may not be changed with respect to a Fund without the approval of the lesser of (1) 67% of the Fund’s shares present at a meeting of shareowners if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the Fund’s outstanding shares. Other restrictions in the form of non-fundamental policies are subject to change by The Commerce Funds’ Board of Trustees without shareholder approval. In addition, the Funds’ investment objectives, other than the Asset Allocation Fund, are fundamental and may not be changed without shareowner approval. If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund’s investments will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of the fluctuation in the value of the Fund’s assets.

As a matter of fundamental policy, no Fund may:

1. With respect to 75% of a Fund’s total assets: (i) invest more than 5% of a Fund’s total assets in the securities of any one issuer; (ii) invest more than 25% of a Fund’s total assets in the securities of issuers in any one industry; and (iii) hold more than 10% of the outstanding voting securities of any one issuer; provided that the foregoing does not apply to the Asset Allocation, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds. Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements fully collateralized by such securities are excepted from these limitations.

2. Purchase or sell real estate, except that a Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein and may hold and sell real estate acquired by a Fund as a result of the ownership of securities.

3. Make loans to other persons, except that the purchase of all or a portion of an issue of securities or obligations of the type in which a Fund may invest shall not be deemed to be the making of a loan, and except further that a Fund may enter into repurchase agreements in accordance with its investment objective and policies and may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets (including the value of the collateral for the loan).

4. Borrow money, issue senior securities or pledge its assets, except that a Fund may borrow from banks and enter into reverse repurchase agreements as a temporary measure for extraordinary or emergency purposes or to meet redemptions in amounts not exceeding 33 1/3% (taken at market value) of its total assets (including the amount borrowed) and pledge its assets to secure such borrowings, provided the Fund maintains asset coverage of at least 300% for all such borrowings. No Fund will purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Fund’s investment practices are not deemed to be pledged for purposes of this limitation.

5. Purchase securities on margin, except that (i) a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (ii) a Fund may pay initial or variation margin in connection with futures and related option transactions, and (iii) this investment limitation shall not apply to a Fund’s transactions in futures contracts and related options or to a Fund’s transactions in securities on a when-issued or forward commitment basis.

6. Underwrite securities of other issuers, except insofar as a Fund technically may be deemed an underwriter under the 1933 Act, in purchasing and selling portfolio securities and except insofar as such underwriting would comply with the limits set forth in the 1940 Act.

7. Purchase or sell commodities or contracts on commodities, except to the extent a Fund may do so in accordance with applicable law and a Fund’s current prospectus and statement of additional information, as it may be amended from time to time, and without registering as a commodity pool operator under the Commodities Exchange Act.

As a matter of fundamental policy:

1. Each of the Asset Allocation Fund, the National Tax-Free Intermediate Bond Fund, the Missouri Tax-Free Intermediate Bond Fund and the Kansas Tax-Free Intermediate Bond Fund will limit its investments so that less than 25% of the Fund’s total assets will be invested in the securities of the issuers in any one industry. For purposes of this restriction, state and municipal governments and their agencies and instrumentalities, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements fully collateralized by securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not deemed to be industries in connection with the issuance of tax-exempt securities. Thus, these Funds may invest 25% or more of the value of their total assets in Municipal Obligations that are related in such a way that an economic, business or political development or change affecting one Municipal Obligation would also affect other Municipal Obligations. For example, these Funds may so invest in (a) Municipal Obligations the interest on which is paid solely from revenues of similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities, (b) Municipal Obligations whose issuers are in the same state, or (c) industrial development obligations. A Fund will not purchase securities (except U.S. Government Obligations) if more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 25% of the total assets of the National Tax-Free Intermediate Bond Fund, and up to 50% of the total assets of the Missouri Tax-Free Intermediate Bond Fund and up to 50% of the total assets of the Kansas Tax-Free Intermediate Bond Fund, may be invested without regard to this 5% limitation (although not more than 25% of the Missouri Tax-Free Intermediate Bond Fund or Kansas Tax-Free Intermediate Bond Fund total assets will be invested in the securities of any one issuer). In addition, the Missouri Tax-Free Intermediate Bond Fund and the Kansas Tax-Free Intermediate Bond Fund, with respect to 50% of their assets, will not hold more than 10% of the outstanding voting securities of any one issuer.

As a matter of non-fundamental policy, no Fund may:

1. Purchase securities of other investment companies except (a) purchases which are part of a plan of merger, consolidation, reorganization, or acquisition, and (b) other purchases of the securities of investment companies only if the purchases are of open-ended, no-load funds, are conditioned on the waiver of management fees and further, if immediately thereafter (i) not more than 3% of the total outstanding voting stock of such company is owned by the Fund, (ii) not more than 5% of the Fund’s total assets, taken at market value, would be invested in the securities of any one investment company, (iii) not more than 10% of the Fund’s total assets, taken at market value, would be invested in the aggregate in securities of investment companies as a group (except for money market fund securities), and (iv) the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one investment company; provided that the foregoing does not apply to the Asset Allocation Fund.

2. Make short sales of securities or maintain a short position, except that a Fund may make short sales against-the-box (defined as the extent to which a Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short).

3. Invest in illiquid securities if as a result more than 15% of its net assets would be invested in such securities.

4. Invest in real estate limited partnership interests or participations or other direct interests in or enter into leases with respect to oil, gas or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of a Fund would be invested in such programs, except that a Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration of development activities.

5. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof with respect to more than 25% (5% with respect to the National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds) of the value of its net assets.

As a matter of non-fundamental policy, the International Equity Fund and Asset Allocation Fund will engage in futures contracts and options thereon only for bona fide hedging, total return enhancement, and risk management purposes, in each case in accordance with rules and regulations of the CFTC. Initial margin deposits and premiums on options for non-hedging purposes will not equal more than 5% of the Fund’s net assets.

Any unaffiliated Underlying Fund in which the Asset Allocation Fund may invest will have adopted certain investment restrictions that may be more or less restrictive than those listed above, thereby allowing the Asset Allocation Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment restrictions and policies listed above. The investment restrictions of such unaffiliated Underlying Funds will be set forth in their respective prospectuses and statements of additional information.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust is required by the SEC to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Trust’s annual and semi-annual reports on Form N-CSR for the second and fourth quarters and on Form N-Q for the first and third fiscal quarters. These filings are generally available within sixty days of the end of the Trust’s fiscal quarter. In addition, the Trust also may make complete portfolio holdings information publicly available by posting the information on the Trust’s website (www.commercefunds.com).

The Trust’s Board has adopted a portfolio holdings disclosure policy (the “Policy”) which prohibits the release of information concerning Holdings (“Holdings”) or other portfolio attribute information (“Attribute Information”) that has not been made public through SEC filings or the Trust’s website. Under the Policy, neither the Trust nor any Trust representative may solicit or accept any compensation or other consideration in connection with Holdings or Attribute Information.

The Policy provides that the Adviser’s employees may release or otherwise disclose Holdings only if: the request is made in a writing that contains a description of the uses to be made of the information; the requestor signs a confidentiality agreement, which has been reviewed by Trust counsel and which provides in substance that the requestor will keep the portfolio holdings confidential and refrain from trading on the basis of the information received; and there is a legitimate business purpose for the disclosure. The Policy also provides that: with respect to securities on the investment schedule that have been sold short, if any, no specific information should be given; the schedule of investments may include market values, CUSIP numbers, ticker symbols, number of shares, etc. but not the cost basis of the securities; and the Adviser’s Chief Compliance Officer will verify the Holdings as shown by the month-end or quarter-end schedule of investments.

In addition, Adviser’s Chief Compliance Officer will approve the disclosure in advance. The Adviser’s Chief Compliance Officer will only approve such disclosure after (1) concluding that disclosure is in the best interests of the Fund and its shareholders, (2) considering any conflict of interest between the Fund and its shareholders on the one hand and the Fund’s adviser and the adviser’s affiliates on the other and (3) the recipient has agreed in writing to maintain the confidentiality of the undisclosed Holdings or Attribute Information. The Adviser’s Chief Compliance Officer is responsible for the creation of a written record that states the basis for the conclusion that the disclosure is in the best interests of the Fund and its shareholders.

Subject to the above restrictions, the Trust’s Holdings may be disclosed to information vendors and news agencies (e.g. Morningstar, Lipper) the next day after the Holdings are posted on the Trust’s website. The Trust currently plans to post the Holdings between 5 and 30 days after the end of each month.

Attribute Information, including top ten Holdings of a Commerce Fund, may be released quarterly to certain financial consultants and analysts (e.g., plan administrators, sponsors, other institutions) the next day after the Attribute Information is posted to the Trust’s website. The Commerce Funds currently plans to post Attribute Information on its website no earlier than the 15th day following the end of the quarter. Such data will generally be limited to issuer names, portfolio weightings, compositions, and other Adviser-approved Attribute Information. Certain non-sensitive Attribute Information may be distributed immediately following month-end by the Adviser to brokers on a “when available” basis. This information may include certain financial ratios, sector percentages, country allocation percentages, asset percentages, market capitalization, total number of holdings, duration of bonds and other Attribute Information approved by the Chief Compliance Officer.

In accordance with the policy, the identity of those recipients who currently receive non-public Holdings information on an ongoing basis is as follows: The Adviser and its affiliates, the International Equity Fund’s Sub-Adviser, the Trust’s co-administrator – Goldman Sachs Asset Management, the Trust’s independent registered public accounting firm, the Trust’s Custodian, the Trust’s legal counsel, the Trust’s financial printer – RR Donnelley, and the Trust’s proxy voting service – Institutional Shareholder Services. Such Holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). From time to time, portfolio holdings information may be provided to broker-dealers solely in connection with the Trust seeking portfolio securities trading suggestions. In providing this information reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

Any waivers or exemptions under the Policy must be reviewed by the Adviser’s Chief Compliance Officer, in consultation with Trust counsel. The Trust’s Chief Compliance Officer is required to report all disclosures of Holdings to the Board of Trustees of the Trust on a quarterly basis.

PRICING OF SHARES

The net asset value per share for each Fund of The Commerce Funds is calculated by adding the value of all portfolio securities and other assets belonging to the Fund, subtracting the liabilities charged to the Fund, and dividing the result by the number of shares outstanding of the Fund. Assets that belong to the Fund consist of the consideration received upon the issuance of shares of the Fund together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of The Commerce Funds not belonging to a particular investment portfolio. Payments under The Commerce Funds’ Shareholder Administrative Services Plan for Institutional Shares are allocated to the Institutional Shares in proportion to the relative net asset values of the Funds.

The Asset Allocation Fund invests in a combination of underlying funds (the “Underlying Funds”), including Funds advised by the Adviser. Investments in the Underlying Funds (other than those that are exchange traded) are valued at the closing net asset value per share of each Underlying Fund on the day of valuation. Because the Asset Allocation Fund invests primarily in other mutual funds, which fluctuate in value, the Fund’s shares will correspondingly fluctuate in value.

Investments in securities and exchange traded funds traded on a U.S. or foreign securities exchange or the NASDAQ National Market System or for investments in securities traded on a foreign securities exchange for which an independent service is not available are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will be reflected in a Fund’s next determined NAV if the Trust, in its discretion, determines to make an adjustment in light of the nature and significance of the event, consistent with applicable regulatory guidelines. Upon such determination the Fund utilizes a price from an independent service, if available. The independent service takes into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates. Securities for which quotations are not readily available or deemed to be inaccurate by the Adviser are valued at fair value using methods approved by The Commerce Fund’s Board of Trustees.

The value of a Fund’s portfolio securities that are traded on stock exchanges outside the United States are based upon the price on the exchange as of the close of business of the exchange immediately preceding the time of valuation, except when an occurrence subsequent to the time a value was so established is likely to have changed such value; then the fair value of those securities will be determined through consideration of other factors by or under the direction of The Commerce Funds’ Board of Trustees. Securities trading in over-the-counter markets in European and Pacific Basin countries is normally completed well before 4:00 p.m. Eastern time. In addition, European and Pacific Basin securities trading may not take place on all Business Days (as defined in the prospectus). Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days that are not considered to be Business Days. The calculation of the net asset value of the Fund may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and 4:00 p.m. Eastern time, and at other times, may not be reflected in the calculation of net asset value of the Fund unless the Fund, in its discretion, determines to make an adjustment in light of the nature and significance of the event, consistent with applicable regulatory guidance.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Funds are offered and sold on a continuous basis by The Commerce Funds’ Distributor, Goldman, Sachs & Co., acting as agent for The Commerce Funds. Institutional Shares of the Funds are sold to investors at the net asset value next determined after a purchase order is received.

Additional Redemption Information

Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Commerce Funds may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.)

In addition to the situations described in the prospectus under “Redeeming Institutional Shares,” The Commerce Funds may redeem shares involuntarily to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Funds as provided in the prospectus.

In an exchange, the redemption of shares being exchanged will be made at the per share net asset value of the shares to be redeemed next determined after the exchange request is received, plus any applicable redemption fee. The shares of the Fund to be acquired will be purchased at the per share net asset value of those shares next determined after acceptance of the purchase order by The Commerce Funds in accordance with its customary policies for accepting investments.

A Fund may make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund’s responsibilities under the 1940 Act. In the event shares are redeemed for securities or other property, shareowners may incur additional costs in connection with the conversion thereof to cash. Redemption in kind is not as liquid as a cash redemption. Shareowners who receive a redemption in kind may receive less than the redemption value of their shares upon sale of the securities or property received, particularly where such securities are sold prior to maturity.

Retirement Plans

Profit-Sharing Plan. Commerce Bank, N.A., in coordination with the Commerce Funds, offers a prototype profit-sharing plan (including a 401(k) option) for use by both self-employed individuals (sole proprietorships and partnerships) and corporations who wish to use shares of the Funds as a funding medium for a retirement plan qualified under the Code (a “Qualified Plan”).

The Code provides certain tax benefits for contributions by a self-employed individual or corporation to a Qualified Plan. For example, contributions to a Qualified Plan are deductible (subject to certain limits), and earnings on the contributions are not taxed until distributed. However, distribution of amounts from a Qualified Plan to a participant before the participant attains age 59 1/2 will (with certain exceptions) result in an additional 10% tax on the amount included in the participant’s gross income.

Individual Retirement Accounts. Commerce Bank, N.A., in coordination with the Commerce Funds, offers individual retirement accounts (“Traditional IRAs”) for use by individuals with compensation for services rendered (including earned income from self-employment) who wish to use shares of the Funds as a funding medium for individual retirement saving. The Code limits the amount an individual may contribute to a Traditional IRA and deductible contributions and earnings thereon are not subject to federal income tax until distributed. Except for rollover distributions, an individual who has attained, or will attain, age 70 1/2 before the end of the taxable year may no longer contribute to a Traditional IRA held on his or her behalf. Distribution of an individual’s Traditional IRA assets (and earnings thereon) before the individual attains age 59 1/2 will (with certain exceptions) result in an additional 10% tax on the amount included in the individual’s gross income.

Commerce Bank, N.A. permits certain employers (including self-employed individuals) to make contributions to an employee’s Traditional IRA if the employer establishes a Simplified Employee Pension (“SEP”) plan. A SEP permits an employer to make discretionary contributions to all of its eligible employees’ Traditional IRAs equal to a uniform percentage of each employee’s compensation (subject to certain limits). The Code provides certain tax benefits to employers who contribute to an employee’s Traditional IRA pursuant to a SEP. For example, employer contributions to an employee’s Traditional IRA pursuant to a SEP are deductible (subject to certain limits) and the contributions and earnings thereon are not taxed until distributed.

Commerce Bank, N.A. also has available a Roth Individual Retirement Account (the “Roth IRA”) for use by individuals with compensation for services rendered. Individuals whose adjusted gross income (“AGI”) is within the applicable income limitations (an AGI of less than $110,000 for a single individual and an AGI of less than $160,000 for married individuals filing jointly, and $10,000 for married individuals filing separately) may contribute at any age to a Roth IRA for the individual and for his or her nonworking spouse and contributions may be made even after the Roth IRA owner has attained age 70 1/2, as long as the owner (or his or her spouse) has earned income. Roth IRA contributions are not deductible. Earnings on amounts contributed to a Roth IRA, however, may be withdrawn tax- and penalty-free if the Roth IRA has been held for at least five years (beginning with the first day of the tax year for which a contribution was made to any Roth IRA of the account owner) and the distribution is made after the account owner’s attainment of age 59 1/2 or another qualifying event. Distributions which do not meet these criteria are generally subject to federal income tax and to an additional 10% tax on the amount includible in gross income.

Unless the individual’s modified adjusted gross income (or the modified adjusted gross income of a married couple, filing jointly) is more than $100,000, or the individual is married and filing a separate tax return, the individual is eligible to roll over, transfer or convert all or any portion of an existing Traditional IRA into a Roth IRA. A separate Roth Conversion IRA should generally be established to hold conversion amounts. If the Roth IRA is designated as a Roth Conversion IRA, the only permissible contributions are amounts converted from a Traditional IRA during the same tax year. The amount of the conversion from the Traditional IRA to the Roth IRA will be treated as a distribution for income tax purposes and will be includible in the individual’s gross income (except for any nondeductible contributions). Although the conversion amount is generally included in income, the 10% early distribution penalty will not apply to rollovers or conversions from a Traditional IRA to a Roth IRA, regardless of whether the individual qualifies for any other exceptions to the 10% penalty.

Except for amounts converted to a Roth IRA and rollovers, the total annual contributions to all of an individual’s Traditional and Roth IRAs may not exceed the lesser of $4,000 (for 2007) or 100% of the individual’s compensation (plus the compensation of the individual’s spouse, if greater). In addition, an individual who has attained age 50 (or who will attain age 50 before the end of the year) may make an additional annual “catch-up” contribution of up to $1,000 (for 2007 and thereafter).

Savings Incentive Match Plan for Employees of Small Employers. Finally, Commerce Bank, N.A. offers a simplified tax-favored retirement plan for employees of small employers (a “SIMPLE IRA Plan”). Each eligible employee of an employer that maintains a SIMPLE IRA Plan may choose to defer a percentage (up to $10,500 for 2007 and indexed for inflation thereafter) of his or her pre-tax compensation to the employee’s SIMPLE individual retirement account (a “SIMPLE IRA”). In addition, an employee who has attained age 50 (or who will attain age 50 before the end of the year) may make an additional “catch-up” contribution not in excess of $2,500 in 2007). The employer must generally make an annual, nondiscretionary contribution to the SIMPLE IRA of each eligible employee. The Code provides certain tax benefits for contributions by an employer, pursuant to a SIMPLE IRA Plan, to an employee’s SIMPLE IRA. For example, these contributions are deductible (subject to certain limits) and not subject to federal income tax until distributed.

In the Profit-Sharing/401(k) Plan and in the IRAs available through Commerce Bank, N.A., distributions of net investment income and capital gains from the Funds will be automatically reinvested in the Funds.

The foregoing brief descriptions are not complete or definitive explanations of the Profit-Sharing/401(k) Plan or IRAs available for investment. In addition, the foregoing plans are not available for purposes of the National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds. Any person who wishes to establish a retirement plan account may do so by contacting Commerce Bank, N.A. directly. The complete Plan and IRA documents and applications will be provided to existing or prospective shareowners of the Funds upon request, without obligation. The Commerce Funds and Commerce Bank, N.A. recommend that investors consult their attorneys or tax advisers to determine if the retirement programs described herein are appropriate for their needs.

PROXY VOTING

The Board, on behalf of the Funds, has delegated the voting of portfolio securities to the Funds’ investment adviser, Commerce Investment Advisors, Inc. (the “Adviser” or “Commerce”) in its capacity as investment adviser. As discussed below, Commerce has delegated the voting of portfolio securities for the International Equity Fund to the Sub-Adviser to that Fund. Commerce has adopted proxy voting policies and procedures (the “Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which Commerce has voting discretion, including the Funds, to assess appropriately each proxy issue. The Proxy Voting Policy includes a summary of the Adviser’s proxy policies with respect to: the election of the board of directors; appointment of independent auditors; issues of corporate structure and shareholder rights; executive and director equity-based compensation; and corporate social and policy issues. Commerce has also established a Proxy Voting Committee to address any unusual or undefined voting issues that may arise during the year as well as conflicts of interest involving proxy voting.

In addition, Commerce has engaged Institutional Shareholder Services (“ISS”) to obtain, vote and record proxies in accordance with the Adviser’s Proxy Voting Policy. The Adviser directs ISS how to vote the proxies through proxy guidelines. ISS will promptly notify the Adviser of any proxy issues that are not covered by the proxy guidelines. Commerce does not believe that conflicts of interests will generally arise in connection with its proxy voting policies. However, if any conflicts do arise, the Proxy Voting Committee may consider engaging an independent third party to vote the proxy or take other measures to mitigate the conflict.

The following is a brief summary of some of the more significant proxy guidelines provided to ISS by the Adviser on behalf of all the Funds except the International Equity Fund:

Board of Directors

The proxy guidelines provide that votes will be withheld for election for any nominee to the board of directors if that nominee has attended less than 75% of board and committee meetings scheduled during the previous year. In contested elections, the Adviser votes for management nominees.

Changes to Capital Structure

The Adviser votes for management proposals to increase or decrease common stock. The Adviser will vote against authorization of preferred stock if the board has unlimited rights to set the terms and conditions of shares. The Adviser will vote for management proposals to merge with or acquire another company or spin off or sell its assets.

Corporate Governance

The Adviser votes for management proposals to: eliminate cumulative voting; limit the liability of the directors; reduce the board size if the company has cumulative voting; and adopt a classified board. The Adviser votes against management proposals to ratify or adopt shareholder rights plans (i.e., poison pills) and votes for management proposals to redeem such plans. The Adviser will vote: for management proposals to restore shareholders’ rights to call a special meeting; against management proposals to eliminate shareholders’ right to act by written consent; and against amendments to establish supermajority vote provisions to approve a merger or other business combination.

Equity Compensation Plans

The Adviser votes against any stock incentive plan (including increases to shares authorized to be issued under such plans) that results in dilution of more than 20%. In addition, the Adviser votes for management proposals to adopt stock incentive plans for non-employee directors. However, the Adviser votes against director stock award plans if they would result in dilution of more than 20%. The Adviser votes for management proposals to: limit per-employee annual option awards; and adopt employee stock purchase plans.

Shareholder Proposals

The Adviser votes for shareholder proposals that seek to increase board independence and eliminate or reduce supermajority charter or bylaw provisions. The Adviser will vote against shareholder proposals to: repeal a classified board if the company does not have a shareholder rights plan; request that the chairman of the board be chosen from the non-employee directors; restrict executive officer or director compensation; and establish a policy of expensing the costs of all future stock options in the company’s financial statements.

A description of the policies and procedures that Commerce Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-995-6365 and (ii) on the SEC’s website at www.sec.gov.

As permitted under the Sub-Advisory Agreement, Commerce has delegated the voting of portfolio securities for the International Equity Fund to AllianceBernstein in its capacity as sub-adviser for the International Equity Fund. AllianceBernstein has adopted and implemented policies and procedures (the “AllianceBernstein Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which AllianceBernstein has voting discretion, including the International Equity Fund. A Statement of Policies and Procedures for Proxy Voting, summarizing AllianceBernstein’s guidelines for proxy voting are attached to this Statement of Additional Information as Appendix C. Further information on AllianceBernstein’s voting policies, including a copy of its Proxy Voting Manual discussing specific voting issues, and information on how Alliance has voted with respect to shares of the International Equity Fund, may be obtained by written request to Mark R. Manley, Senior Vice President, Deputy General Counsel and Chief Compliance Officer, AllianceBernstein, 1345 Avenue of the Americas, New York, NY 10105.

Information regarding how Commerce and AllianceBernstein voted proxies relating to portfolio securities held by the Commerce Funds during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-995-6365 or on the Funds’ website at www.commercefunds.com and (ii) on the SEC’s website at www.sec.gov.

CODE OF ETHICS

The Trust, Adviser, Sub-Adviser and Distributor have each adopted a code of ethics under Rule 17j-1 of the Act and the Investment Advisers Act of 1940 that permits their personnel who are subject to the code to invest in securities, including securities that may be purchased or held by the Funds.

DESCRIPTION OF SHARES

Under the Funds’ Trust Instrument, the shares of beneficial interest in the Commerce Funds shall be divided into such transferable shares of one or more separate and distinct series or classes of a series, as the Trustees shall from time to time create and establish. The Trustees may, from time to time and without vote of the shareowners, issue shares to a party or parties and for such amount and type of consideration and on such terms, subject to applicable law, as the Trustees may deem appropriate. The Trustees may issue fractional shares and shares held in treasury. Also, the Trustees may from time to time divide or combine the shares into a greater or lesser number without thereby changing the proportionate beneficial interests in the Commerce Funds. The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account.

Each of the Funds offers one class of shares known as Institutional Shares.

Fund shares have no preemptive rights and only such conversion and exchange rights as the Board of Trustees may grant in its discretion. All shares issued as described in the prospectus will be fully paid and non-assessable.

Each share of a series shall represent an equal beneficial interest in the net assets of such series. Each holder of shares of a series shall be entitled to receive distributions of income and capital gains, if any, which are made with respect to such series and which are attributable to such shares. Upon redemption of shares, a shareowner shall be paid solely out of the funds and property of such series of The Commerce Funds.

The Trustees shall have full power and authority, in their sole discretion, and without obtaining any prior authorization or vote of shareowners of any series of The Commerce Funds, to establish and designate and to change in any manner any such series of shares or any classes of initial or additional series and to fix such relative preferences, voting powers, rights and privileges of such series or classes thereof as the Trustees may from time to time determine, to divide or combine the shares or any series or classes thereof into a greater or lesser number, to classify or reclassify any issued shares or any series or classes thereof into one or more series or classes of shares, and to take such other action with respect to the shares as the Trustees may deem desirable.

The Trustees shall also have full power and authority, without shareholder approval, to sell and convey all or substantially all of the assets of The Commerce Funds or any series to another entity or to a separate series of shares thereof, for adequate consideration. The sale or conveyance may include the assumption of all outstanding obligations, taxes and other liabilities and may include shares of beneficial interest, stock or other ownership interests. In the alternative, the Trustees may, without shareholder approval, sell and convert into money all of the assets of The Commerce Funds or any series. After such actions, the Trustees will distribute the remaining proceeds or assets (as the case may be) of each series (or class) ratably among the holders of shares of those series then outstanding.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareowners of The Commerce Funds voting together in the aggregate without regard to a particular investment portfolio.

The shareowners have the power to vote only for the election of Trustees, for the removal of Trustees and with respect to such additional matters relating to The Commerce Funds as may be required by law, by the Trust Instrument, or as the Trustees may consider desirable. The Trustees may also determine that a matter affects only the interests of one or more classes of a series, in which case any such matter shall be voted on by such class or classes. Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy or in any manner provided for in the By-laws. A proxy may be given in writing, by telefax, or in any other manner provided for in the By-laws.

Special meetings of the shareowners of any series may be called by the Trustees and shall be called by the Trustees upon the written request of shareowners owning at least 10% of the outstanding shares entitled to vote. Whenever ten or more shareowners meeting the qualifications set forth in Section 16(c) of the 1940 Act seek the opportunity of furnishing materials to the other shareowners with a view to obtaining signatures on such a request for a meeting, the Trustees shall provide shareowners access to The Commerce Funds’ list of record shareowners or the mailing of such materials to such record shareowners, subject to the applicable provisions of the 1940 Act. Notice shall be sent by mail or such other means as determined by the Trustees at least 15 days prior to any such meeting. One-third of the shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a shareowners’ meeting, except that where any provision of law or of the Trust Instrument permits or requires that holders of any series shall vote as a series (or that holders of a class shall vote as a class), then one-third of the aggregate number of shares of that series (or that class) entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series (or that class). Any action which may be taken by the shareowners of The Commerce Funds or of a series may be taken without a meeting if shareowners holding more than a majority of the shares entitled to vote, except when a larger vote is required by law or by any provision of the Trust Instrument, shall consent to the action in writing, provided that such action by written consent is approved by the Board of Trustees.

When used in the prospectus or in this Statement of Additional Information, a “majority” of shareowners of The Commerce Funds or a particular Fund means, with respect to the approval of an investment advisory agreement or a change in an investment objective or a fundamental investment policy, the vote of the lesser of (1) 67% of the shares of The Commerce Funds or a Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of The Commerce Funds or a Fund.

The Trust Instrument provides that the Trustees, when acting in their capacity, will not be personally liable to any person other than The Commerce Funds or a beneficial owner for any act, omission or obligation of The Commerce Funds or any Trustee. A Trustee shall not be liable for any act or omission in his capacity as Trustee, or for any act or omission of any officer or employee of The Commerce Funds or of any other person or party, provided that nothing contained in the Trust Instrument or in the Delaware Statutory Trust law shall protect any Trustee against any liability to The Commerce Funds or to shareowners to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee.

ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional tax considerations generally affecting the Funds and their shareowners that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareowners, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisor with specific reference to their own tax situations.

96

The discussions of the federal tax consequences in the Prospectus and this Additional Statement are based on the Code and the laws and regulations issued thereunder as in effect on the date of this Additional Statement. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Federal Taxes

Each Fund has elected to be treated and intends to qualify for each taxable year as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. To qualify as such, a Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareowners. As a regulated investment company, a Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareowners in accordance with certain timing requirements of the Code.

There are certain tax requirements that each Fund must follow in order to avoid federal taxation. In their efforts to adhere to these requirements, the Funds may have to limit their investment activities in some types of instruments. Qualification as a regulated investment company under the Code generally requires, among other things, that (1) a Fund derive at least 90% of its gross income (including tax-exempt interest) for each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities, or foreign currencies or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to the Fund’s business of investing in stocks, securities or currencies (the “90% gross income test”); and (2) a Fund diversify its holdings so that, at the close of each quarter of each taxable year of the Fund, (a) at least 50% of the market value of the Fund’s total (gross) assets is comprised of cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total (gross) assets is invested in the securities of any one issuer (other than U.S. Government Securities and securities of other regulated investment companies), two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or certain publicly traded partnerships.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one-year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

As a regulated investment company, a Fund will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareowners in any taxable year for which it distributes, in compliance with the Code’s timing and other requirements, at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its net tax-exempt interest, if any. The Funds intend to make sufficient distributions or deemed distributions each year to avoid liability for corporate income tax. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. The Funds intend to make distributions sufficient to meet these requirements.

If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, its net tax-exempt interest (if any) may be subject to the alternative minimum tax, and its distributions to shareowners will be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. A failure of an Underlying Fund to qualify as a regulated investment company could, in turn, cause the Asset Allocation Fund to fail to so qualify.

The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged by a Fund, transactions engaged in by the Fund which involve foreign currency, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareowners to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareowners as ordinary income. In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund will make an election to recognize income annually during the period of its ownership of the shares.

For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight taxable years following the year of the loss. As of October 31, 2006, the Funds have the following capital loss carryforwards:

The Growth Fund has a capital loss carryforward available to offset future capital gains, if any, of approximately $18,454,089, which expires in 2010.

The Bond Fund has a capital loss carryforward available to offset future capital gains, if any, of approximately $21,067,488, of which $2,326,968 expires in 2008, $8,311,371 expires in 2010, $6,311,963 expires in 2012, $540,238 expires in 2013 and $3,576,948 expires in 2014.

The Short-Term Government Fund has a capital loss carryforward available to offset future capital gains, if any, of approximately $12,869,996, of which $1,045,396 expires in 2008, $679,994 expires in 2010, $2,174,462 expires in 2011, $3,771,248 expires in 2012, $2,538,488 expires in 2013 and $2,660,408 expires in 2014.

Federal Tax-Exempt Information

Distributions of the National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds (“Tax-Free Funds”) will generally constitute tax-exempt income for shareowners for federal income tax purposes. However, it is possible, depending upon the Funds’ investments, that a portion of the Funds’ distributions could be taxable to shareowners as ordinary income or capital gains.

The Tax-Free Funds are required to report to shareholders and the Internal Revenue Service the amount of tax-exempt interest paid to shareholders. Shareowners of the Tax-Free Funds should note that taxpayers are required to report the receipt of tax-exempt interest and “exempt-interest dividends” on their federal income tax returns and that in two circumstances such amounts, while exempt from regular federal income tax, are taxable to persons subject to alternative minimum taxes. First, tax-exempt interest and exempt-interest dividends (as defined below) derived from certain private activity bonds generally will constitute an item of tax preference for corporate and noncorporate taxpayers in determining alternative minimum tax liability. Second, all tax-exempt interest and exempt-interest dividends must be taken into account by corporate taxpayers in determining certain adjustments for alternative minimum tax purposes.

For a Fund to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of the Fund’s assets at the close of each quarter of the Fund’s taxable year must consist of exempt-interest obligations. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Tax-Free Funds and designated as an exempt-interest dividend in a written notice mailed to shareowners not later than 60 days after the close of the Tax-Free Fund’s taxable year. But, the aggregate amount of dividends so designated by the Tax-Free Funds cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Tax-Free Funds during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by each of the Tax-Free Funds with respect to any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareowners receiving dividends from the Tax-Free Funds with respect to such year.

An investment in a Tax-Free Fund is not intended to constitute a balanced investment program. Tax-exempt institutions, retirement plans qualified under Section 401 of the Code, H.R. 10 plans and IRAs are generally tax-exempt and would not, therefore, gain any additional benefit from the Funds’ dividends being tax-exempt. Non-U.S. shareowners are also generally exempt from tax on interest income and would similarly not gain additional benefit from the tax-exempt status of the Tax-Free Funds’ distributions. In addition, the Tax-Free Funds may not be an appropriate investment for entities that are “substantial users” of facilities financed by “private activity bonds” or “related persons” thereof. “Substantial user” is defined under U.S. Treasury Regulations to include a non-exempt person who (i) regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (ii) occupies more than 5% of the usable area of such facilities or (iii) are persons for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. “Related persons” include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareowners.

State and Local Taxes

State and local income taxes generally apply to interest on bonds of states and political subdivisions outside of the state in which the tax is imposed. Missouri exempts interest on (i) its own obligations, (ii) the obligations of its political subdivisions, (iii) U.S. Government Obligations, and (iv) obligations of certain U.S. territories and possessions, from its personal income tax and general corporate income tax. Kansas exempts interest on (i) obligations of the State Kansas, (ii) obligations of any political subdivision of Kansas issued after 1987, (iii) certain bonds for which interest thereon has been exempted by Kansas law (i.e., obligations issued as Board of Regents Bonds for Kansas Colleges and Universities, Electrical Generation Revenue Bonds, Industrial Revenue Bonds, Kansas Highway Bonds, Kansas Turnpike Authority Bonds, and Urban Renewal Bonds), (iv) U.S. Governmental Obligations, and (vi) obligations issued by any possession of the United States (e.g., the governments of Puerto Rico, the United States Virgin Islands, America Samoa, or Guam, or the Commonwealth of the Northern Mariana Islands).

MANAGEMENT OF THE COMMERCE FUNDS

Trustees and Officers of the Trust

The Board of Trustees of the Trust is responsible for the management of the business and affairs of the Trust. The Trustees and officers of the Trust and their principal occupations for the last five years are set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.”

Each Trustee holds offices for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a trustee dies, resigns or is removed by at least two-thirds of the Board of Trustees in accordance with the Trust’s Declaration of Trust; (c) in accordance with the by-laws of the Board of Trustees (which may be changed by the Trustees without shareholder approval) at the end of the fiscal year during which the Trustee attains the age of 75 years; or (d) the Trust terminates. The Trust does not have procedures in place to accept nominations by shareowners of Trustees. Each officer holds office for an indefinite term until the earliest of: (a) the election of his successor; (b) the date an officer dies, resigns or is removed by the Board of Trustees in accordance with the Trust’s by-laws; or (c) the Trust terminates.

Name, Address and Age	Position(s) Held with The Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee[2]
INDEPENDENT TRUSTEES

John Eric Helsing c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 DOB: 11/6/33	Trustee and Chairman	13 years	Retired. Former Professor and Chairman, Department of Business Administration and Economics of William Jewell College. Former lecturer at William Jewell College.	11

David L. Bodde c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 DOB: 1/27/43	Trustee	13 years	Professional and Senior Fellow, Spiro Center for Entrepreneurial Leadership, Clemson University, since August 2004; Charles N. Kimball Professor of Technology and Innovation, University of Missouri, Kansas City from July 1996 to July 2004.	11	Director, Great Plains Energy Inc. since 1994.

Charles W. Peffer c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 DOB: 10/6/47	Trustee	4 years	Retired. Former Partner and Managing Partner of KPMG LLP until 2002.	11	Director, Garmin Ltd. (aviation and consumer technology) since 2004. Director, NPC International Inc. (restaurant business) since 2006.

INTERESTED TRUSTEE

*Martin E. Galt, III c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 DOB: 1/6/42	Trustee	4 years	Chairman of The Commerce Trust Company, since September 2004; President, Investment Products, TIAA-CREF, January 1999 to October 2003. Executive Vice President, Bank of America (f/k/a Nations Bank), 1997 to 2000.	11

1.	The “Fund Complex” consists of the Trust.

2.	Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.
*	Mr. Galt is an interested person of the Trust because he is Chairman of The Commerce Trust Company, an affiliate of the Adviser and the Trust, and he owns shares of the Adviser’s parent Company, Commerce Bancshares, Inc.

Name, Address and Age	Position(s) Held with The Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS

Larry Franklin Commerce Investment Advisors, Inc. 922 Walnut Street Kansas City, MO 64106 DOB: 2/21/47	President	5 years	President and Director, Commerce Investment Advisors, Inc., since 2001. Senior Vice President, Commerce Bank, N.A., 1993 to present; Administrative Director, 1996 to 1998; and Managing Director, 1998 to present.

William Schuetter Commerce Investment Advisors, Inc. 922 Walnut Street Kansas City, MO 64106 DOB: 4/17/60	Vice President	7 years	Vice President and Chief Operations Officer, Commerce Investment Advisors, Inc., since May 2001. Vice President and Business Manager for The Commerce Funds, since December 1998.

Angela Dew Commerce Investment Advisors, Inc. 922 Walnut Street Kansas City, MO 64106 DOB: 3/8/77	Chief Compliance Officer	1 month	Chief Compliance Officer of the Trust, since 2007. Chief Compliance Officer, Commerce Investment Advisors, Inc., since 2007. Senior Audit Analyst, Commerce Bank, N.A., September 2001-January 2007.

Charles Rizzo Goldman, Sachs & Co. 32 Old Slip New York, NY 10005 DOB: 2/5/57	Treasurer	1 year	Vice President, Goldman Sachs Asset Management, since June 2005, Managing Director, Treasurer of Scudder Funds, Deutsche Asset Management, 2003-2005; Director, Head of Tax and Financial Reporting 2002-2003. Treasurer and Vice President, Deutsche Global Fund Services 1992-2002.

Philip V. Giuca, Jr. Goldman, Sachs & Co. 180 Maiden Lane, 40th Floor New York, NY 10038 DOB: 3/3/62	Assistant Treasurer	8 years	Assistant Treasurer and Vice President, Goldman, Sachs & Co., since May 1992.

Diana E. McCarthy Drinker Biddle & Reath LLP One Logan Square 18th and Cherry Streets Philadelphia, PA 19103-6996 DOB: 7/5/51	Secretary	4 years	Partner in the law firm Drinker Biddle & Reath LLP, Philadelphia, Pennsylvania.

George Djurasovic Goldman, Sachs & Co. 1 New York Plaza 37th Floor New York, NY 10004 DOB: 2/10/71	Assistant Secretary	6 months	Vice President and Associate General Counsel, Goldman Sachs & Co., since 2006; Vice President and Assistant General Counsel, 2005-2006. Senior Counsel, TIAA-CREF, 2004-2005; Counsel 2000-2004.

Standing Board Committees

The Board of Trustees has established three standing committees, the Nominating Committee, the Audit Committee and the Compensation Committee. The Nominating Committee is responsible for the selection and nomination of candidates for appointment or election to serve as Trustees. The Nominating Committee consists of the three Independent Trustees (Messrs. Bodde, Helsing and Peffer). There were no formal meetings of the Nominating Committee during the fiscal year ended October 31, 2006. The Nominating Committee will consider nominees recommended by shareowners. Recommendations should be sent to Diana McCarthy, Secretary, c/o Drinker Biddle Reath LLC, 18th and Cherry Streets, Philadelphia, PA 19103. The Audit Committee consists of the three independent Trustees (Messrs. Bodde, Helsing and Peffer). Mr. Peffer is the Chairman of the Audit Committee. The purpose of the Audit Committee is to oversee (i) the Funds’ accounting and financial reporting policies and practices; (ii) the independent accountants’ qualifications and independence; and (iii) the quality and objectivity of the Funds’ financial statements and independent audit thereof. The Committee also acts as a liaison between the Funds’ independent auditors and the Board. There were two formal meetings of the Audit Committee during the fiscal year ended October 31, 2006. The Compensation Committee is responsible for annually reviewing and establishing the Trustees’ compensation. The Compensation Committee consists of the three Independent Trustees (Messrs. Bodde, Helsing and Peffer). There was one formal meeting of the Compensation Committee during the fiscal year ended October 31, 2006.

*        *        *

Certain of the officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with Goldman Sachs and its respective affiliates. The Commerce Funds has been advised by such officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. Messrs. Rizzo, Giuca and Djurasovic hold similar positions with one or more investment companies advised by Goldman Sachs. Messrs. Franklin (President) and Schuetter (Vice-President), and Ms. Dew (Chief Compliance Officer) also serve as President, Vice President and Chief Operations Officer and Chief Compliance Officer, respectively, of the Adviser.

As of February 9, 2006, each Trustee of The Commerce Funds, other than Mr. Galt who is a management trustee, receives a fee of $3,850 ($3,500 prior to February 9, 2006) for each regular and special meeting of the Board of Trustees attended, plus $750 for each telephone meeting of the Board attended. In addition, the Chairman of the Board receives an annual fee of $3,000 for his services in this capacity. The Audit Committee members receive an annual retainer of $1,000 and $500 per meeting, and the Chairman of the Audit Committee receives an annual fee of $2,000 for his services in this capacity. All Trustees are reimbursed for out-of-pocket expenses incurred in connection with their attendance at meetings.

Each non-management Trustee is entitled to participate in The Commerce Funds Deferred Compensation Plan (the “Plan”). Under the Plan, a Trustee may elect to have his or her fees deferred. These deferred amounts shall be treated, at the Trust’s sole discretion, (1) as if they had been invested in the shares of one or more portfolios of the Trust or (2) contributed to the Trustee’s account(s) in the form of shares of the investment option(s) in which the Trustee has requested that his deferred compensation be invested. Currently, investments made under the Plan are treated as if they had been invested in shares of one or more portfolios of The Commerce Funds. Thus, while investments made under the Plan are not actually invested in the Funds, Trustees will earn income on the deferred compensation as if they had been invested in the Funds and therefore the performance of their deferred compensation is linked to the performance of the Funds that they elect. Deferral of Trustees’ fees will not have a material effect on a portfolio’s assets, liabilities and net income per share, and will not obligate The Commerce Funds to retain the services of any Trustee or obligate a portfolio to any level of compensation to the Trustee.

The following table provides certain information about the fees paid by The Commerce Funds to the Trustees for services rendered during the fiscal year ended October 31, 2006:

NAME OF PERSON/POSITION	AGGREGATE COMPENSATION FROM THE TRUST*		PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES	TOTAL COMPENSATION FROM TRUST AND THE FUND COMPLEX†
Interested Trustees
MARTIN E. GALT, III, Trustee	$0		$0	$0

Independent Trustees
JOHN ERIC HELSING, Trustee, Chairman	$21,700	*	$0	$21,700
DAVID L. BODDE, Trustee	$18,700	*	$0	$18,700
CHARLES W. PEFFER, Trustee	$19,950		$0	$19,950

*	During this period, the following Trustees deferred the following amounts pursuant to the Plan: John Eric Helsing ($21,700) and David L. Bodde ($18,700).
†	Fund Complex means the Trust.

The Trustees owned beneficial shares of the Funds as of December 31, 2006, unless otherwise noted, with values within the ranges indicated in the following chart. Such amounts are in addition to the Trustees’ Deferred Compensation Plan Accounts, which are treated as if they had been invested in Commerce Funds shares. These amounts are shown after the table below.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustee
Martin E. Galt, III	$0	$0

Independent Trustees
John Eric Helsing	MidCap Growth Fund: $1 - $10,000	$1 - $10,000

David L. Bodde	Growth Fund: $50,001 - $100,000	Over $100,000

International Equity Fund: $10,001 - $50,000

Charles W. Peffer	Core Equity Fund: $10,001 - $50,000

	MidCap Growth Fund: $10,001 - $50,000	$10,001 - $50,000

International Equity Fund: $10,001 - $50,000

The total aggregate amount held in the Trustees’ Deferred Compensation Plan Accounts as of December 31, 2006 was: John Eric Helsing ($138,688), David L. Bodde ($113,637), and Martin E. Galt ($10,502) (Mr. Galt was an independent Trustee prior to September 2004 and received compensation from the Trust for his service while an independent Trustee).

Based on information provided by the Trustees, as of December 31, 2006, no Independent Trustee or his/her immediate family members owned beneficially or of record any securities of the Adviser, Sub-Adviser or Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with such entities.

The Trustees and officers of The Commerce Funds as a group held less than 1% of the Institutional Class of the Funds.

Investment Adviser

The Funds are advised by Commerce, a direct subsidiary of Commerce Bank, N.A. and an indirect subsidiary of Commerce Bancshares, Inc., a registered multi-bank holding company. Commerce (or its predecessor organizations) have provided investment management services to The Commerce Funds since 1994, to private and public pension funds, endowments and foundations since 1946 and to individuals since 1906.

In the Advisory Agreement with The Commerce Funds, the Adviser has agreed to manage each Fund’s investments and to be responsible for, place orders for, and make decisions with respect to, all purchases and sales of each Fund’s securities. For the advisory services provided and expenses assumed under the Advisory Agreement, the Adviser is entitled to receive a fee calculated as a percentage of the Funds’ average daily net assets as stated below:

Annual Rate
Short-Term Government Fund	0.50%
Bond Fund	0.50%
Asset Allocation Fund	0.20%
Growth Fund	0.75%
Value Fund	0.75%
MidCap Growth Fund	0.75%
Core Equity Fund	0.75%
International Equity Fund	1.50%
National Tax-Free Intermediate Bond Fund	0.50%
Missouri Tax-Free Intermediate Bond Fund	0.50%
Kansas Tax-Free Intermediate Bond Fund	0.50%

For the fiscal years ended October 31, 2006, 2005 and 2004, The Commerce Funds paid the Adviser fees for advisory services as follows:

	Fiscal year ended October 31, 2006	Fiscal year ended October 31, 2005	Fiscal year ended October 31, 2004
Short-Term Government Fund	$722,218	$945,234	$1,245,645
Bond Fund	$2,806,703	$2,961,979	$3,157,810
Asset Allocation Fund	$32,885	$36,352	$42,028
Value Fund	$862,919	$857,721	$894,393
Growth Fund	$1,156,840	$1,238,810	$1,502,567
MidCap Growth Fund	$637,080	$579,567	$616,365
International Equity Fund	$1,181,503	$1,337,110	$2,045,591
National Tax-Free Intermediate Bond Fund	$795,475	$825,054	$857,848
Missouri Tax-Free Intermediate	$844,504	$886,965	$914,450
Kansas Tax-Free Intermediate Bond Fund	$340,356	$350,775	$357,164
Core Equity Fund	$1,655,188	$1,869,368	$1,918,385

For the fiscal years ended October 31, 2006, 2005 and 2004, the Adviser voluntarily or contractually agreed to waive a portion of its advisory fee for certain portfolios. During the periods stated, these waivers reduced advisory fees by the following:

	Fiscal year ended October 31, 2006	Fiscal year ended October 31, 2005	Fiscal year ended October 31, 2004
Asset Allocation Fund	$32,885	$36,352	$42,028
International Equity Fund	$417,136	$617,130	$979,619

In addition, for the fiscal years ended October 31, 2006, 2005 and 2004, the Adviser voluntarily agreed to reimburse the expenses of certain of the Funds. The effect of these reimbursements during the period was to reduce expenses as follows:

	Fiscal year ended October 31, 2006	Fiscal year ended October 31, 2005	Fiscal year ended October 31, 2004
Short-Term Government Fund	$299,320	$419,313	$373,085
Growth Fund	$74,021	$146,028	N/A
Asset Allocation Fund	$71,544	$96,285	$94,363
International Equity Fund	$26,280	N/A	N/A
National Tax-Free Intermediate Bond Fund	$286,616	$270,303	$206,097
Missouri Tax-Free Intermediate Bond Fund	$388,015	$384,620	$299,248
Kansas Tax-Free Intermediate Bond Fund	$221,075	$238,192	$187,234

Under the terms of the Advisory Agreement, the Adviser is obligated to manage the investment of the Funds’ assets in accordance with applicable laws and regulations, including, to the extent applicable, the regulations and rulings of the Office of the Comptroller of the Currency relating to fiduciary powers of national banks. These regulations provide, in general, that assets managed by a national bank as fiduciary may not be invested in stock or obligations of, or property acquired from, the bank, its affiliates or their directors, officers or employees, and further provide that fiduciary assets may not be sold or transferred, by loan or otherwise, to the bank or persons connected with the bank as described above.

The Adviser will not accept The Commerce Funds’ shares as collateral for a loan which is for the purpose of purchasing The Commerce Funds’ shares, and will not make loans to The Commerce Funds. Inadvertent overdrafts of The Commerce Funds’ account with the Custodian occasioned by clerical error or by failure of a shareholder to provide available funds in connection with the purchase of shares will not be deemed to be the making of a loan to The Commerce Funds by the Adviser.

The Adviser’s own investment portfolio may include bank certificates of deposit, bankers’ acceptances, and corporate debt obligations, any of which may also be purchased by The Commerce Funds. Joint purchase of investments for The Commerce Funds and for the Adviser’s own investment portfolio will not be made. The commercial banking department of The Commerce Trust Company, an affiliate of the Adviser, may have deposit, loan and other commercial banking relationships with issuers of securities purchased by The Commerce Funds, including outstanding loans to such issuers that may be repaid in whole or in part with the proceeds of securities purchased by The Commerce Funds.

Under the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by The Commerce Funds in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.

Investment Sub-Adviser

On May 11, 2005, the Board of Trustees appointed AllianceBernstein L.P. (“AllianceBernstein” or the “Sub-Adviser”) as sub-adviser to the International Equity Fund. On September 19, 2005, the shareowners of the International Equity Fund voted to approve the proposed new sub-advisory agreement with AllianceBernstein, which went into effect on the same date (the “Sub-Advisory Agreement”). Prior to this date, Bank of Ireland Asset Management (U.S.) Limited (BIAM) had served as sub-adviser to the International Equity Fund since May 2002.

For the services provided and expenses assumed under the Sub-Advisory Agreement, the Adviser pays AllianceBernstein a monthly management fee out of the management fees it receives from the International Equity Fund at an annual rate of 0.80% of the first $25 million of the Fund’s average daily net assets; 0.65% of the next $25 million of the Fund’s average daily net assets; 0.55% of the next $50 million of the Fund’s average daily net assets; 0.45% of the next $100 million of the Fund’s average daily net assets; and 0.40% of the Fund’s average daily net assets in excess of $200 million. The Adviser has overall responsibility for developing and executing the Fund’s investment program, and for supervising AllianceBernstein’s activities under the Sub-Advisory Agreement.

As of December 31, 2006, AllianceBernstein Holding L.P. owned approximately 32.2% of the AllianceBernstein limited partnership units. AXA Financial, Inc. was the beneficial owner of approximately 60.7% of the issued and outstanding AllianceBernstein limited partnership units as of December 31, 2006 (including those held indirectly through its ownership of approximately 1.8% of the issued and outstanding AllianceBernstein Holding limited partnership units), which, including the general partnership interests in Alliance and AllianceBernstein Holding L.P., represent an approximate 61.1% economic interest in AllianceBernstein. AXA Financial, Inc. is a wholly-owned subsidiary of AXA, one of the largest global financial services organizations.

The address of AllianceBernstein’s and AllianceBernstein Corp.’s head offices is 1345 Avenue of the Americas, New York, NY 10105. As of December 31, 2006, AllianceBernstein had approximately $717 billion in assets under management.

Under the Sub-Advisory Agreement, AllianceBernstein will provide the International Equity Fund with investment advisory services. Specifically, AllianceBernstein will be responsible for supervising and directing the investments of the Fund on a day-to-day basis in accordance with the Fund’s investment objective, policies and restrictions as provided in the prospectus and this Statement of Additional Information. AllianceBernstein will also be responsible for effecting all security transactions on behalf of the Fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage.

The Sub-Advisory Agreement also provides that AllianceBernstein and its directors, officers or employees will be liable to the Fund for losses resulting from bad faith, willful misconduct or gross negligence in the performance of its duties or for losses resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

For the fiscal years ended October 31, 2006, October 31, 2005 and October 31, 2004, the Adviser paid sub-advisory fees of $455,809, $388,979 and $535,580, respectively.

PORTFOLIO MANAGERS

Fund	Portfolio Manager(s)
Core Equity Fund	Michael E. Marks, CFA; Joseph C. Williams, III, CFA
Growth Fund	Joseph C. Williams, III, CFA
MidCap Growth Fund	Joseph C. Williams, III, CFA
Value Fund	Joseph C. Williams III, CFA; Matthew J. Schmitt, CFA
Asset Allocation Fund	Scott M. Colbert, CFA Thomas E. Weiford, CFA
International Equity Fund	Seth Masters Drew W. Demakis Thomas J. Fontaine, CFA Joshua B. Lisser Christopher Nikolich
Bond Fund	Scott M. Colbert, CFA
Short-Term Government Fund	Scott M. Colbert, CFA
National Tax-Free Intermediate Bond Fund	Brian Musielak, CFA
Missouri Tax-Free Intermediate Bond Fund	Brian Musielak, CFA
Kansas Tax-Free Intermediate Bond Fund	Brian Musielak, CFA

Accounts Managed by the Portfolio Managers

The following tables describe certain information with respect to account for which the portfolio managers have day-to-day responsibility, including all Commerce Funds managed by the portfolio manager.

The table below discloses accounts within each type of category listed below for which Michael Marks was jointly and primarily responsible for day-to-day portfolio management for the most recently completed fiscal year ended October 31, 2006.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance

The Commerce Funds:	1	$198	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	164	$270	0	$0

The table below discloses accounts within each type of category listed below for which Joseph C. Williams, III was jointly and primarily responsible for day-to-day portfolio management for the most recently completed fiscal year ended October 31, 2006.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance

The Commerce Funds:	4	$585	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	77	$1.1 billion	0	$0

The table below discloses accounts within each type of category listed below for which Matthew Schmitt was jointly and primarily responsible for day-to-day portfolio management for the most recently completed fiscal year ended October 31, 2006.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance

The Commerce Funds:	1	$121	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	178	$184	0	$0

The table below discloses accounts within each type of category listed below for which Scott M. Colbert was jointly and primarily responsible for day-to-day portfolio management for the most recently completed fiscal year ended October 31, 2006.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance

The Commerce Funds:	3	$696	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	94	$6,329	0	$0

The table below discloses accounts within each type of category listed below for which Thomas E. Weiford, was jointly and primarily responsible for day-to-day portfolio management for the most recently completed fiscal year ended October 31, 2006.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance

The Commerce Funds:	1	$17	0	$0
Other Registered Investment Companies:	0	0	0	$0
Other Pooled Investment Vehicles:	0	0	0	$0
Other Accounts:	203	$819	0	$0

The table below discloses accounts within each type of category listed below for which Seth Masters was jointly and primarily responsible for day-to-day portfolio management for the most recently completed fiscal year ended October 31, 2006.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance

The Commerce Funds:	1	$83	0	$0
Other Registered Investment Companies:	18	$30,124	0	$0
Other Pooled Investment Vehicles:	317	$24,771	11	$578
Other Accounts:	147	$58,987	28	$9,349

The table below discloses accounts within each type of category listed below for which Drew W. Demakis was jointly and primarily responsible for day-to-day portfolio management for the most recently completed fiscal year ended October 31, 2006.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance

The Commerce Funds:	1	$83	0	$0
Other Registered Investment Companies:	18	$30,124	0	$0
Other Pooled Investment Vehicles:	317	$24,100	11	$578
Other Accounts:	147	$40,889	28	$9,349

The table below discloses accounts within each type of category listed below for which Thomas J. Fontaine was jointly and primarily responsible for day-to-day portfolio management for the most recently completed fiscal year ended October 31, 2006.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance

The Commerce Funds:	1	$83	0	$0
Other Registered Investment Companies:	18	$30,124	0	$0
Other Pooled Investment Vehicles:	317	$24,100	11	$578
Other Accounts:	147	$40,889	28	$9,349

The table below discloses accounts within each type of category listed below for which Joshua B. Lisser was jointly and primarily responsible for day-to-day portfolio management for the most recently completed fiscal year ended October 31, 2006.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance

The Commerce Funds:	1	$83	0	$0
Other Registered Investment Companies:	18	$31,797	0	$0
Other Pooled Investment Vehicles:	317	$24,771	11	$578
Other Accounts:	147	$58,454	28	$9,349

The table below discloses accounts within each type of category listed below for which Christopher Nikolich was jointly and primarily responsible for day-to-day portfolio management for the most recently completed fiscal year ended October 31, 2006.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance

The Commerce Funds:	1	$83	0	$0
Other Registered Investment Companies:	18	$31,797	0	$0
Other Pooled Investment Vehicles:	317	$24,771	11	$578
Other Accounts:	147	$58,454	28	$9,349

The table below discloses accounts within each type of category listed below for which Brian Musielak was jointly and primarily responsible for day-to-day portfolio management for the most recently completed fiscal year ended October 31, 2006.

Type of Accounts	Total Number of Accounts Managed	Total Assets (in Millions)	Number of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance
The Commerce Funds:	3	$383	0	$0
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	68	$314	0	$0

Material Conflicts of Interest (Adviser). The Adviser’s portfolio managers are often responsible for managing one or more of the Funds, as well as other accounts, including separate accounts and other pooled investment vehicles. A portfolio manager may manage a separate account or other pooled investment vehicle that may have materially higher or lower fee arrangement with the Adviser than a Fund. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts and for other reasons that certain investments could be made for some accounts and not others or conflicting investment positions could be taken among accounts and for other reasons. The Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Adviser and the Trust have adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. The Adviser conducts periodic reviews of trades for consistency with these policies.

Commerce has adopted a Code of Ethics that is designed to detect and monitor conflicts of interest when portfolio managers and other access persons buy and sell securities for their own personnel accounts, which securities may be also bought and sold on behalf of clients of the Adviser. The Adviser permits its employees to engage in personal securities transactions, including transactions in the Commerce Funds, subject to the preclearance, restricted security lists, reporting and other Code requirements designed to monitor and prevent conflicts of interest. See “Potential Conflicts of Interest” on page 128 for a more detailed discussion of conflicts of interest applicable to the Adviser and the accounts it manages.

AllianceBernstein Investment Professional Conflicts of Interest Disclosure (Sub-Adviser).

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. AllianceBernstein recognizes that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. AllianceBernstein places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Employee Personal Trading

AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients

AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for AllianceBernstein’s clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in the level of assets under management.

Allocating Investment Opportunities

AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation Structure

Adviser

Commerce’s compensation program for its portfolio managers is designed to be competitive with the marketplace and effective in attracting and retaining qualified personnel to manage the Funds’ assets. Commerce’s compensation structure consists of a fixed base salary plus a variable annual cash bonus. Certain senior portfolio managers are also eligible to receive incentive compensation in the form of options to purchase shares of Commerce Bancshares, Inc. (“Commerce Bancshares”), Commerce’s parent company. The fixed salary is based on the portfolio manager’s job grade and level of responsibility within the Adviser and its affiliate, The Commerce Trust Company. The fixed salary is not sensitive to investment performance.

The bonus structure varies somewhat by portfolio manager but generally is based on three primary components: the financial performance of the Adviser’s parent company, Commerce Bancshares; the portfolio manager’s investment performance over the one- and three-year periods on the accounts managed; and a qualitative component based on the individual’s achievement of specific performance goals. For purposes of the investment performance factor, each individual’s performance is measured against the applicable prospectus benchmark(s) and Lipper peer groups on a one- and three-year, pre-tax basis. Certain portfolio managers who manage separate accounts are also compensated with a bonus based on the performance of those separate accounts versus the S&P 500® Index. Incentive compensation (i.e., stock options) is based on the financial performance of Commerce Bancshares and on the individual’s level of responsibility.

Some portfolio managers may be compensated based on other factors such as: amount of business retained by the individual based on revenue; amount of new business revenue generated by the individual; and/or the financial performance of the individual’s department rather than overall profitability of Commerce Bancshares. Most portfolio managers are also eligible to receive a financial incentive for referrals or assistance in obtaining new business. No material differences exist between the compensation structure for mutual fund accounts and other types of accounts managed by the portfolio managers.

Sub-Adviser

AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of The Commerce Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i)	Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year, and hence, is not particularly sensitive to performance.

(ii)

Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.

(iii)	Discretionary incentive compensation in the form of awards under AllianceBernstein’s Partners Compensation Plan (“deferred awards”): AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein’s clients and mutual fund shareholders with respect to the performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein’s publicly traded equity securities.

(iv)	Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

Disclosure of Securities Ownership

For the most recently completed fiscal year ended October 31, 2006, the table below provides beneficial ownership of shares of the portfolio managers of the Funds. Please note that the table provides a dollar range of each portfolio manager’s holdings in each Portfolio ($1-$10,000, $10,001-$50,000, $50,0001-$100,000, $100,001-$500,000, $500-001-$1,000,000, or over $1,000,000).

Shares Beneficially Owned by	Dollar ($) Range of Shares Beneficially Owned by Portfolio Manager Because of Direct or Indirect Pecuniary Interest
Michael E. Marks, CFA	Core Equity Fund ($0)
Joseph C. Williams, III, CFA	Growth Fund ($100,001-$500,000) Core Equity Fund ($0) MidCap Growth Fund ($100,001-$500,000) Value Fund ($0)

Shares Beneficially Owned by	Dollar ($) Range of Shares Beneficially Owned by Portfolio Manager Because of Direct or Indirect Pecuniary Interest
Scott M. Colbert, CFA	Bond Fund ($10,001-$50,000) Short-Term Government Fund ($1-$10,000) Asset Allocation Fund ($0)
Brian Musielak, CFA	National Tax-Free Intermediate Bond Fund ($0) Missouri Tax-Free Intermediate Bond Fund ($0) Kansas Tax-Free Intermediate Bond Fund ($0)
Matthew J. Schmitt, CFA	Value Fund ($1-$10,000)
Thomas E. Weiford, CFA	Asset Allocation Fund ($0)
Seth Masters	International Equity Fund ($0)
Drew W. Demakis	International Equity Fund ($0)
Thomas J. Fontaine, CFA	International Equity Fund ($0)
Joshua B. Lisser	International Equity Fund ($0)
Christopher Nikolich	International Equity Fund ($0)

As of October 31, 2006, none of the portfolio managers of the Asset Allocation Fund owned shares of the Asset Allocation Fund. However, the following portfolio managers owned shares, valued in the following ranges, of the underlying funds in which the Asset Allocation Fund invests: Thomas E. Weiford—Bond Fund—$100,001-$500,000, Growth Fund—$10,001-$50,000, MidCap Growth Fund—$10,001-$50,000, Value Fund—$10,001—$50,000 and International Equity Fund—$10,001-$50,000; Scott M. Colbert – Bond Fund—$10,001-$50,000, International Equity Fund – $50,001-$100,000.

Additionally, a portfolio manager of the Asset Allocation Fund participates in the Commerce Bancshares, Inc. Executive Incentive Compensation Plan (“Bancshares Compensation Plan”). While money held in this account is not actually invested in the Funds, portfolio managers earn income on these amounts as if they were invested in the Funds and therefore the performance of these assets is linked to the performance of particular Funds. As of October 31, 2006, no managers of the Asset Allocation Fund had Bancshares Compensation Plan assets that mirror the Asset Allocation Fund, but the following manager had Bancshares Compensation Plan assets, valued in the following ranges, that mirror the performance of underlying funds in which the Asset Allocation Funds invests: Thomas E. Weiford – Growth Fund—$1-10,000, MidCap Growth Fund—$1-$10,000, Value Fund—$10,001-$50,000 and International Equity Fund—$1-$10,000.

Custodian, Transfer Agent, Enhanced Accounting Services

State Street Bank and Trust Company (“State Street”) serves as Custodian of each Fund’s assets pursuant to a Custodian contract, as amended, with the Trust under which it has agreed, among other things, to (i) maintain a separate account in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and receive all income and other payments and distributions on account of each Fund’s portfolio investments; (iv) make periodic reports to the board of The Commerce Funds concerning each Fund’s operations; (v) provide various accounting services to The Commerce Funds; and (vi) act as foreign custody manager pursuant to Rule 17f-5 of the 1940 Act with respect to the monitoring of each Fund’s assets held by eligible foreign sub-custodians. At the direction of the Funds, the Custodian is authorized to select one or more banks or trust companies to serve as a sub-custodian on behalf of the Funds. State Street is located at 225 Franklin Street, Boston, Massachusetts 02110.

As compensation for custodial services provided, The Commerce Funds pay the Custodian fees of 1/100th of 1% of a Fund’s average monthly net assets up to $1 billion, 1/133rd of 1% of the next one billion of such assets and 1/200th of 1% of such assets in excess of two billion based on the aggregate average daily net assets of the Funds, plus a transaction charge for certain transactions and out-of-pocket expenses.

State Street also serves as the Funds’ Transfer Agent and dividend disbursing agent. As permitted by the Transfer Agency and Service Agreement between State Street and the Trust, State Street has delegated the performance of the transfer agency services to its affiliate, Boston Financial Data Services, Inc. (“BFDS”), but remains responsible for any acts or omissions by BFDS that violate State Street’s agreed upon standard of care. Under the Transfer Agency and Service Agreement, BFDS will, among other things, (i) receive purchase orders and redemption requests for shares of the Funds; (ii) issue and redeem shares of the Funds; (iii) effect transfers of shares of the Funds; (iv) prepare and transmit payments for dividends and distributions declared by the Funds; (v) maintain records of accounts for the Funds, shareowners and advise each shareholder to the foregoing; (vi) record the issuance of shares of each Fund and maintain a record of and provide the Fund on a regular basis with the total number of shares of each Fund which are authorized, issued and outstanding; (vii) perform the customary services of a Transfer Agent, a dividend disbursing agent and Custodian of certain retirement plans and, as relevant, agent in connection with accumulation, open account or similar plans; and (viii) provide a system enabling the Funds to monitor the total number of shares sold in each state.

State Street also provides certain enhanced accounting services to the Funds. These services include, among other things, preparation of the quarterly schedules of investments for Form N-Q and the initial drafts of the Funds’ financial statements for purposes of the annual and semi-annual reports to shareholders. Under the Enhanced Accounting Service Agreement, State Street is not responsible for error of judgment, mistake of law or any loss or damage as a result of the performance or nonperformance of its duties except if solely the result of its negligence or willful misconduct.

Co-Administrators

GSAM and Commerce are Co-Administrators for the Funds pursuant to a Co-Administration Agreement dated as of March 1, 2005, as amended. GSAM is located at 32 Old Slip, New York, New York 10005. GSAM is a unit of the Investment Management Division of Goldman, Sachs & Co., the Distributor of the Funds. Under the Co-Administration Agreement with The Commerce Funds and subject to the general supervision of the Board of Trustees, GSAM and Commerce provide supervision of all aspects of The Commerce Funds’ non-investment advisory operations and perform various administrative services. The services GSAM provides the Funds include among others: (1) providing the Trust office facilities; (2) furnishing clerical bookkeeping services at GSAM’s office facilities; (3) preparing federal and state income tax returns and federal excise tax returns; and (4) preparing and filing SEC required reports including Forms N-CSR, N-SAR, N-Q and N-PX. The services Commerce provides the Funds include among others: (1) monitoring the Trust’s and service providers’ compliance policies and procedures; (2) coordinating board meetings; (3) coordinating investment performance updates; (4) arranging Directors’ and Officers’ and Fidelity Bond Insurance; and (5) reviewing and providing assistance in the preparation of SEC required reports including Forms N-CSR, N-SAR, N-Q and N-PX. The Co-Administrators will not be liable for any error of judgment or mistake of law or otherwise for any loss suffered by the Trust in connection with the matters to which the Co-Administration Agreement relates, except that each of the Co-Administrators will be liable, severally and not jointly, for a loss resulting from willful misfeasance, bad faith or negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Co-Administration Agreement.

Pursuant to the Co-Administration Agreement, for each Fund, The Commerce Funds will pay an aggregate administrative fee payable on the last day of each month at the annual rate of 0.15% of each Fund’s average daily net assets, allocated as follows: (1) for each Fund, GSAM is entitled to receive an administrative fee payable on the last day of each month at the annual rate of 0.03% of each Fund’s average daily net assets; and (2) for each Fund, Commerce is entitled to receive an administrative fee payable on the last day of each month at the annual rate of 0.12% of each Fund’s average daily net assets, except for the Asset Allocation Fund for which Commerce receives 0.05% and waives 0.07% of the Fund’s average daily net assets. For the period prior to March 1, 2005, GSAM served as administrator to each Fund and was entitled to receive a monthly fee from each Fund at an annual rate of 0.15% of its average daily net assets. For the fiscal year ended October 31, 2004, GSAM received administration fees at the annual rate of 0.15% of the average daily net assets of each Fund and waived fees in the amount of 0.02% for each Fund other than the Asset Allocation Fund, for which it waived fees in the amount of 0.07%. For the fiscal years ended October 31, 2006, 2005 and 2004, the fees paid by the Funds for administration services to GSAM were as follows:

	Fiscal year ended October 31, 2006	Fiscal year ended October 31, 2005	Fiscal year ended October 31, 2004
Short-Term Government Fund	$43,333	$283,571	$373,694
Bond Fund	$168,402	$888,594	$947,344
Asset Allocation Fund	$8,415	$27,265	$31,521
Value Fund	$34,517	$171,544	$178,878
Growth Fund	$46,274	$247,761	$300,514
MidCap Growth Fund	$25,483	$115,914	$123,282
International Equity Fund	$23,640	$133,708	$204,560
National Tax-Free Intermediate Bond Fund	$47,909	$247,516	$257,355
Missouri Tax-Free Intermediate Bond Fund	$50,670	$266,090	$274,335
Kansas Tax-Free Intermediate Bond Fund	$20,421	$105,232	$107,149
Core Equity Fund	$66,207	$373,873	$383,677

During the fiscal years ended October 31, 2006, 2005 and 2004, GSAM waived administration fees as follows:

	Fiscal year ended October 31, 2006	Fiscal year ended October 31, 2005	Fiscal year ended October 31, 2004
Short-Term Government Fund	N/A	$13,749	$49,826
Bond Fund	N/A	$39,711	$126,313
Asset Allocation Fund	N/A	$4,519	$14,710
Value Fund	N/A	$7,569	$23,850
Growth Fund	N/A	$11,685	$40,069
MidCap Growth Fund	N/A	$5,277	$16,438
International Equity Fund	N/A	$7,475	$27,275
National Tax-Free Intermediate Bond Fund	N/A	$11,003	$34,314
Missouri Tax-Free Intermediate Bond Fund	N/A	$11,699	$36,578
Kansas Tax-Free Intermediate Bond Fund	N/A	$4,722	$14,286
Core Equity Fund	N/A	$16,812	$51,157

For the fiscal years ended October 31, 2006 and 2005, the fees paid by the Funds to Commerce for co-administration services were as follows:

	Fiscal year ended October 31, 2006	Fiscal year ended October 31, 2005
Short-Term Government Fund	$173,332	$144,369
Bond Fund	$673,609	$472,610
Asset Allocation Fund	$16,329	$5,860
Value Fund	$138,067	$91,822
Growth Fund	$185,094	$128,096
MidCap Growth Fund	$101,933	$61,072
International Equity Fund	$94,561	$62,101
National Tax-Free Intermediate Bond Fund	$191,634	$131,993
Missouri Tax-Free Intermediate Bond Fund	$202,681	$142,680
Kansas Tax-Free Intermediate Bond Fund	$81,685	$55,855
Core Equity Fund	$264,830	$198,225

During the fiscal years ended October 31, 2006 and 2005, Commerce waived co-administration fees as follows:

	Fiscal year ended October 31, 2006	Fiscal year ended October 31, 2005
Asset Allocation Fund	$11,510	$8,205

Distributor

The Commerce Funds’ shares are offered on a continuous basis through Goldman, Sachs & Co. (“Goldman”), which acts as Distributor under the Distribution Agreement with The Commerce Funds. Under the Agreement Goldman is authorized to sell shares on behalf of the Trust and is obligated to use its best efforts to obtain unconditional orders for authorized shares. Goldman is located at 85 Broad Street, New York, New York 10004.

POTENTIAL CONFLICTS OF INTEREST

Potential Conflicts Relating to the Allocation of Investment Opportunities Among the Funds and Other Accounts

The Adviser and its affiliates currently manage or advise, or may in the future manage or advise, accounts or funds, including accounts or funds that may provide greater fees or other compensation to the Adviser and its affiliates (collectively, the “Other Commerce Accounts”), that have investment objectives and strategies that are similar to those of the Funds. The advice to those Other Commerce Accounts may compete or conflict with the advice given to the Funds, or may involve a different timing or nature of action taken than with respect to the Funds. For example, the Funds may compete with Other Commerce Accounts for investment opportunities.

Other Commerce Accounts may wish to invest in securities or other instruments in which a Fund invests or that would be an appropriate investment for a Fund. In determining the allocation of such opportunities among the Funds and Other Commerce Accounts, a number of factors may be considered by the Adviser or its affiliates that may include, without limitation, the relative sizes of the applicable accounts and their expected future sizes, the nature of the investment opportunities, and the investment objectives and guidelines, risk tolerance, availability of other investment opportunities, and available cash for investment of the funds and such Other Commerce Accounts.

Allocation of investment opportunities among the Funds and Other Commerce Accounts will be made by the Adviser and its affiliates in a manner that it considers, in its sole discretion, to be reasonable and equitable over time. Allocation among accounts in any particular circumstance may be more or less advantageous to any one account. The Adviser may determine that an investment opportunity or particular purchases or sales are appropriate for one or more Other Commerce Accounts, but not for the Funds, or are appropriate for, or available to, the Funds but in different sizes, terms or timing than are appropriate for others. Therefore, the amount, timing, structuring or terms of an investment by the Funds may differ from, and performance may be lower than, investments and performance of Other Commerce Accounts. Although allocating investment opportunities among the Funds and Other Commerce Accounts may create potential conflicts of interest because the Adviser may receive greater fees or compensation from such Other Commerce Accounts, the Adviser and its affiliates will not make allocation decisions based on such interests or such greater fees or compensation.

Potential Conflicts Relating to Adviser’s and Affiliate’s Activities On Behalf of Other Accounts

The results of the investment activities of the Funds may differ significantly from the results achieved by the Adviser or its affiliates for Other Commerce Accounts. The Adviser and its affiliates may give advice, and take action, with respect to any current or future Other Commerce Account or proprietary or other account that may compete or conflict with the advice the Adviser may give to the Funds, or may involve a different timing or nature of action than with respect to the Funds.

Transactions undertaken by Other Commerce Accounts and its affiliates may adversely impact the Funds. For example, one or more Other Commerce Accounts may buy or sell positions while the Funds are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Funds. For example, a Fund may buy a security and the Other Commerce Accounts may establish a short position in that same security. That subsequent short sale may result in impairment of the price of the security which the Fund holds.

In addition, transactions in investments by one or more Other Commerce Accounts may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, in small capitalization, emerging market or less liquid strategies. This may occur when portfolio decisions regarding a Fund are based on research or other information that is also used to support portfolio decisions for Other Commerce Accounts managed by personnel of the Adviser or its affiliates that manages such Fund, which could impact the timing and manner in which the portfolio decisions for the Fund and Other Commerce Accounts are implemented. When Other Commerce Accounts implement a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such portfolio decisions or strategies could be increased or the Fund could otherwise be disadvantaged. The Adviser or its affiliates may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences to the Other Commerce Accounts as well as the Funds, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

The directors, officers and employees of the Adviser, may buy and sell securities or other investments for their own accounts. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the Funds. To reduce the possibility that the Funds will be materially adversely affected by the personal trading described above, each of the Funds and the Adviser and distributor, has adopted a code of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the Act and, in the case of the Adviser, in compliance with the Investment Advisers act of 1940. The Codes restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Funds’ portfolio transactions. The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies may also be obtained after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, DC 20549-0102, also be obtained after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, DC 20549-0102, or by electronic request to publicinfo@sec.gov.

Potential Conflicts That May Arise When the Adviser Acts in a Capacity Other Than Investment Adviser to the Funds

Subject to applicable law, the Funds may engage in transactions with accounts which are affiliated with the Funds because they are advised by Commerce or because they have common officers, directors or managers. Such transactions would be made in circumstances where the Adviser has determined that it would be appropriate for the Fund to purchase and another client of the Adviser to sell, or the Fund to sell and another client of Commerce to purchase, the same security or instrument on the same day. Subject to applicable law, the Funds may also enter into cross transactions in which Commerce acts on behalf of a Fund and an affiliate acts for the other party to the transaction. Commerce and its affiliates may have a potentially conflicting division of loyalties and responsibilities to both parties to a cross transaction. For example, Commerce, its affiliates and their personnel may receive compensation or other payments from the other party to the transaction.

Potential Conflicts in Connection with Brokerage Transactions and Proxy Voting

Purchases and sales of securities for a Fund may be bunched or aggregated with orders for Other Commerce Accounts. The Adviser, however, is not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if it determines that bunching or aggregating would be inconsistent with its investment management duties or with client direction. Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged and the Fund will be charged or credited with the average price. This, the effect of aggregation may operate on some occasions to the disadvantage of the fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

The Adviser and a Fund managed by it may from time to time receive research products and services in connection with the brokerage services that brokers may provide to such Fund or one or more Other Commerce Accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such Other Commerce Accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, Other Commerce Accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with procedures and services that may be provided to the Funds and to such Other Commerce Accounts.

The Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions it makes on behalf of the Funds, and to help ensure that such decisions are made in accordance with the Adviser’s fiduciary obligations to the Funds. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of the Adviser may have the effect of favoring the interests of other clients or businesses of the Adviser and/or its affiliates. For a more detailed discussion of these policies and procedures, see the section of this Additional Statement entitled “Proxy Voting.”

THE SHAREHOLDER ADMINISTRATIVE SERVICES PLAN

The Commerce Funds may enter into Servicing Agreements with Service Organizations, which may include the Adviser and its affiliates, pursuant to the Shareholder Administrative Services Plan for Institutional Shares (the “Services Plan”). The Servicing Agreements provide that the Service Organizations will render shareholder administrative support services to their customers who are the beneficial owners of Institutional Shares of the Funds in consideration for a Fund’s payment of up to 0.25% (on an annualized basis) of the average daily net asset value of the shares of the Fund beneficially owned by such customers and held by the Service Organizations. At The Commerce Funds’ option, it may reimburse the Service Organizations’ out-of-pocket expenses as well. Such services may include: (i) processing dividend and distribution payments from a Fund; (ii) providing information periodically to customers showing their share positions in Institutional Shares; (iii) arranging for bank wires; (iv) responding to customer inquiries concerning their investments in shares; (v) providing subaccounting with respect to shares beneficially owned by customers or the information necessary for such subaccounting; (vi) if required by law, forwarding shareholder communications; (vii) processing share exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; (ix) establishing and maintaining accounts and records relating to customers that invest in shares; (x) responding to customer inquiries relating to the services performed by the Service Organization; and (xi) other similar services requested by the Commerce Funds. Service Organizations may be requested to provide marketing assistance (e.g., forwarding sales literature and advertising to their customers) in connection with the distribution of Fund shares. For the fiscal years ended October 31, 2006, 2005 and 2004, the fees paid by the Funds for shareholder services were as follows:

	Fiscal year ended October 31, 2006	Fiscal year ended October 31, 2005	Fiscal year ended October 31, 2004
Short-Term Government Fund	$79,307	$170,134	$182,743
Bond Fund	$398,486	$419,312	$470,343
Asset Allocation Fund	$184	$36,953	$37,460
Value Fund	$89,159	$93,546	$92,208
Growth Fund	$139,688	$225,493	$199,066
MidCap Growth Fund	$66,875	$81,004	$81,025
International Equity Fund	$26,980	$94,155	$79,389
National Tax-Free Intermediate Bond Fund	$101,147	$94,451	$98,433
Missouri Tax-Free Intermediate Bond Fund	$113,632	$95,951	$96,169
Kansas Tax-Free Intermediate Bond Fund	$38,378	$39,077	$36,398
Core Equity Fund	$144,708	$143,836	$116,578

The Amounts included in the table above are for both Service Shares and Institutional Shares. Service Shares were converted into Institutional Shares on February 3, 2006. No Service Shares are currently outstanding and the Services Plan for Service Shares was terminated on the date of conversion.

The Services Plan is subject to annual reapproval by a majority of the Trust’s Board of Trustees, including a majority of the Independent Trustees and is terminable without penalty at any time with respect to any Fund by a vote of a majority of the Independent Trustees or by vote of the holders of a majority of the outstanding shares of the Fund involved. Any agreement entered into pursuant to the Services Plan with a Service Organization is terminable with respect to any Fund without penalty, at any time, by vote of a majority of the Independent Trustees, by vote of the holders of a majority of the outstanding shares of such Fund, or by the Service Organizations. Each agreement will also terminate automatically in the event of its assignment.

The Trust’s Board of Trustees has concluded that there is a reasonable likelihood that the Services Plan will benefit the Funds and their shareowners.

BROKERAGE TRANSACTIONS AND COMMISSIONS

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of Commerce transactions may vary among different brokers. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser will normally deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere or as described below. Unlike transactions on U.S. stock exchanges, which involve the payment of negotiated brokerage commissions, transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

Debt securities purchased and sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.

The Advisory Agreements for the Funds provide that, in executing portfolio transactions and selecting brokers or dealers, the Adviser will use reasonable efforts to seek the best overall terms available on behalf of each Fund. In assessing the best overall terms available for any transaction, the Adviser will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Agreements authorize the Adviser, subject to the prior approval of the Board of Trustees, to cause the Funds to pay a broker/dealer furnishing brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that it determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser to the particular Fund and to The Commerce Funds. Such brokerage and research services might consist of reports and statistics of specific companies or industries, general summaries and analyses of groups of stocks or bonds and their comparative earnings and yields, broad analyses of the stock, bond and government securities markets and the economy, and advice as to the value of securities, as well as the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the advisory fees payable by the Funds. The Board of Trustees reviews the commissions paid by the Funds on a quarterly basis to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company. On occasion, a broker-dealer might furnish the Adviser with a service which has a mixed use (i.e., the service is used both for investment and brokerage activities and for other activities). Where this occurs, the Adviser will reasonably allocate the cost of the service, so that the portion or specific component which assists in investment and brokerage activities is obtained using portfolio commissions from the Funds or the Adviser’s other managed accounts, and the portion or specific component which provides other assistance (for example, administrative or non-research assistance) is paid for by the Adviser from its own funds.

From time-to-time, Commerce may effect transactions in portfolio securities with executing brokers that may also promote or sell shares of the Funds (“selling brokers”) pursuant to policies adopted by the Funds’ Board of Trustees. These policies prohibit the Funds from compensating a broker or dealer for any promotion or sale of Fund shares by directing to the selling brokers a Fund’s portfolio transactions. The prohibition also applies to indirectly compensating selling brokers through participation in “step out” or any other type of arrangement under which a portion of a Fund’s commission is directed to the selling brokers for the purpose of compensating such brokers for promoting or selling shares of the Fund. This prohibition applies to all transactions whether such transaction involves a commission, mark-up, mark down, other fee or portion of another fee paid or to be paid from a transaction effected through an executing broker.

During the fiscal year ended October 31, 2006, the following brokers effected brokerage transactions on behalf of the Funds and provided research services in connection with such brokerage transactions:

Fund	Amount of Transaction	Amount of Commission Paid	Broker/Dealer
Growth Fund	$16,807,373	$29,102	Bear Stearns
	$5,309,950	$6,264	Bridge Trading and Instinet
	$529,434	$750	B-Trade Services LLC
	$5,169,688	$5,355	Buckingham Research Group
	$807,800	$1,530	Cantor Fitzgerald
	$16,216,032	$20,213	CAP Institutional Services - Equities
	$5,699,710	$7,419	Citigroup Global Markets
	$5,715,418	$10,715	Donaldson, Lufkin & Jenrette
	$1,831,207	$1,250	Gordon, Haskett Co.
	$681,828	$1,281	Jefferies & Co.
	$5,769,512	$9,573	Jones & Associates
	$933,144	$640	Edwards, A.G.
	$19,492,255	$24,407	Lehman Brothers
	$12,761,389	$18,555	Merrill Lynch, Pierce, Fenner & Smith Inc.
	$18,665,570	$30,289	Prudential Equity Group
	$11,730,703	$13,729	Sungard Global Execution Services
	$19,057,345	$19,401	UBS Securities LLC

Core Equity Fund	$2,371,769	$1,150	A.G. Edwards
	$31,855,285	$39,442	Bear Stearns
	$9,031,550	$8,109	Bridge Trading Co.
	$4,094,208	$3,283	Cantor Fitzgerald
	$18,336,747	$19,597	CAP Institutional Services - Equities
	$14,539,100	$12,173	Citigroup Global Markets
	$27,239,407	$11,752	Donaldson, Lufkin & Jenrette
	$11,588,504	$10,945	Jones & Associates
	$73,061,146	$70,018	Lehman Brothers
	$25,738,331	$25,228	Merrill Lynch, Pierce, Fenner & Smith Inc.
	$58,051,530	$75,834	Prudential Equity Group
	$24,610,942	$25,235	Sungard Global Execution Services
	$12,931,419	$10,926	UBS Securities LLC
	$1,132,633	$4,203	Weeden & Co.

Value Fund	$48,569,497	$61,558	Bear Stearns
	$15,411,433	$18,213	CAP Institutional Services - Equities
	$1,101,343	$2,767	Bridge Trading and Instinet
	$1,043,356	$900	Gordon, Haskett Co.
	$29,700,363	$37,964	Lehman Brothers
	$780,592	$1,955	Merrill Lynch, Pierce, Fenner & Smith Inc.
	$16,855,406	$23,742	Prudential Equity Group
	$2,559,556	$2,430	Sungard Global Execution Services
	$7,737,747	$6,348	UBS Securities LLC
	$194,701	$723	Weeden & Co.

Fund	Amount of Transaction	Amount of Commission Paid	Broker/Dealer
MidCap Growth Fund	$1,347,753	$2,349	A.G. Edwards
	$18,867,067	$23,254	Bear Stearns
	$3,269,603	$4,883	Bridge Trading and Instinet
	$142,887	$205	B-Trade Services LLC
	$2,737,954	$3,013	Buckingham Research Group
	$736,613	$711	Cantor Fitzgerald
	$4,401,299	$4,623	CAP Institutional Services - Equities
	$415,509	$774	Citigroup Global Markets
	$648,651	$1,375	Donaldson, Lufkin & Jenrette
	$1,395,173	$945	Gordon, Haskett Co.
	$1,010,565	$1,118	Jefferies & Co.
	$3,800,676	$6,440	Jones & Associates
	$19,145,163	$26,250	Lehman Brothers
	$3,595,297	$5,703	Merrill Lynch, Pierce, Fenner & Smith Inc.
	$21,760,540	$27,079	Prudential Equity Group
	$14,798,394	$15,655	Sungard Global Execution Services
	$8,458,384	$10,093	UBS Securities LLC

Asset Allocation Fund	$297,440	$303	Sungard Global Execution Services
	$1,501,728	$1,258	UBS Securities LLC

A Fund’s portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Adviser, Sub-Adviser, Goldman or any affiliated person (as such term is defined in the 1940 Act) thereof acting as principal or broker, except to the extent permitted by the SEC. However, The Commerce Funds’ Board of Trustees has authorized the Adviser to allocate purchase and sale orders for portfolio securities to broker/dealers and other financial institutions including, in the case of agency transactions, institutions which are affiliated with the Adviser, to take into account the sale of Fund shares if the Adviser believes that the quality of the transaction and the amount of the commission are comparable to what they would be with other qualified brokerage firms, provided such transactions comply with the requirements of Rule 17e-1 under the 1940 Act. In addition, the Funds will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Adviser, Goldman, or any affiliated person thereof is a member, except to the extent permitted by the SEC. Under certain circumstances, the Funds may be at a disadvantage when compared to other investment companies that have similar investment objectives but that are not subject to such limitations.

Investment decisions for each Fund are made independently from those made for the other Funds and from those made for other investment companies and accounts advised or managed by the Adviser. Such other investment companies and accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of any Fund and another investment company or account, that transaction will be aggregated (where not inconsistent with the policies set forth in the prospectus) and allocated as to amount in a manner which the Adviser believes to be equitable and consistent with its fiduciary obligations to the Fund involved and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund.

The Commerce Funds are required to identify any securities of their “regular brokers or dealers” acquired by the Funds during the most recent fiscal year. During the fiscal year ended October 31, 2006, the Funds held securities of their regular broker/dealers as follows:

Fund	Broker/Dealer	Aggregate Amount of Securities Held (000’s omitted)
Core Equity Fund	JPMorgan Chase & Co.	$2,097
	Lehman Brothers	$5,245
	Merrill Lynch & Co.	$4,030
Value Fund	Morgan Stanley & Co., Inc.	$4,020
	JPMorgan Chase & Co.	$1,997
	Lehman Brothers	$1,448
	Merrill Lynch & Co.	$1,106
Bond Fund	Morgan Stanley & Co., Inc.	$2,598
	Merrill Lynch & Co.	$3,045

During the fiscal year ended October 31, 2006, the Funds entered into repurchase agreement transactions with State Street Bank and Trust Company, which was one of the broker/dealers that engaged as principal in the largest dollar amount of portfolio transactions with the Funds. At October 31, 2006, the value of each Fund’s outstanding repurchase agreement transactions with State Street Bank and Trust Company was as follows:

Short-Term Government Fund	$10,347,000
Bond Fund	$7,846,000
Value Fund	$1,060,000
Growth Fund	$2,317,000
MidCap Growth Fund	$1,833,000
Core Equity Fund	N/A
International Equity Fund	$799,000
Asset Allocation Fund	N/A
National Tax-Free Intermediate Bond Fund	$1,311,000
Missouri Tax-Free Intermediate Bond Fund	$313,000
Kansas Tax-Free Intermediate Bond Fund	$1,911,000

For the fiscal years ended October 31, 2006, 2005 and 2004, the Growth, MidCap Growth, Value, Core Equity and International Equity Funds paid brokerage commissions as follows:

	Total Brokerage Commissions Paid	Total Brokerage Commissions Paid to Affiliated Persons	Total Amount of Transactions on Which Commissions Were Paid	Total Brokerage Commissions Paid to Brokers Who Provided Research
Fiscal year ended October 31, 2006
Growth Fund	$200,473	N/A	$147,177,357	$50,749
MidCap Growth Fund	$136,469	N/A	$106,495,527	$31,130
Value Fund	$156,601	N/A	$123,953,995	$26,535
Core Equity Fund	$317,894	N/A	$294,582,572	$75,063
International Equity Fund	$144,836	$12,863	$109,852,029	N/A
Asset Allocation Fund	$1,561	N/A	$1,799,168	$303
Fiscal year ended October 31, 2005
Growth Fund	$216,878	N/A	$163,230,122	$129,359
MidCap Growth Fund	$200,876	N/A	$146,874,450	$50,868

	Total Brokerage Commissions Paid	Total Brokerage Commissions Paid to Affiliated Persons	Total Amount of Transactions on Which Commissions Were Paid	Total Brokerage Commissions Paid to Brokers Who Provided Research
Value Fund	$108,910	N/A	$92,659,761	$61,059
Core Equity Fund	$152,535	N/A	$116,956,563	$82,540
International Equity Fund	$236,256	$14,961	$231,113,585	N/A
Fiscal year ended October 31, 2004
Growth Fund	$283,567	N/A	$195,733,223	$203,857
MidCap Growth Fund	$371,091	N/A	$205,689,692	$203,886
Value Fund	$336,499	N/A	$213,265,621	$225,129
Core Equity Fund	$253,259	N/A	$202,149,693	$159,930

For the fiscal years ended October 31, 2006, 2005 and 2004, the following affiliated persons received brokerage commissions on behalf of the International Equity Fund:

Broker Name	Commissions Paid to Affiliated Persons	% of Total Commissions Paid to Affiliated Persons in Most Recent Fiscal Year	Total Amount of Transactions on Which Commissions Were Paid to Affiliated Persons	% of Total Amount of Transactions on Which Commissions Were Paid to Affiliated Persons
Fiscal year ended October 31, 2006
Goldman, Sachs & Co.	$3,623	2.50%	$2,812,125	2.56%
Goldman Sachs International, Ltd.	$9,240	6.38%	$7,561,904	7.00%

Broker Name	Commissions Paid to Affiliated Persons	% of Total Commissions Paid to Affiliated Persons in Most Recent Fiscal Year	Total Amount of Transactions on Which Commissions Were Paid to Affiliated Persons	% of Total Amount of Transactions on Which Commissions Were Paid to Affiliated Persons
Fiscal year ended October 31, 2005
Goldman Sachs & Co.	$765	0.35%	$459,065	0.20%
Goldman Sachs International, Ltd.	$14,196	6.55%	$14,982,538	6.48%
Fiscal year ended October 31, 2004
Goldman Sachs International, Ltd.	$12,500	11.34%	$13,096,595	11.76%

Goldman, Sachs & Co. is the Distributor for The Commerce Funds. Goldman Sachs International, Ltd. is an affiliate of the Distributor.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, 99 High Street, Boston, Massachusetts 02110-2371, serves as the Trust’s independent registered public accounting firm.

COUNSEL

Drinker Biddle & Reath LLP (of which Ms. McCarthy, Secretary of The Commerce Funds is a partner), One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, are counsel to The Commerce Funds.

ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, yield and total return of the Funds for various periods may be quoted in advertisements, shareholder reports or other communications to shareowners. The performance of each Fund may also be compared to those of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds.

Yield Calculations. A Fund’s yield is calculated by dividing its net investment income per share (as described below) earned during a 30-day period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. A Fund’s net investment income per share earned during the period may be different than that determined for accounting purposes and is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

Yield = 2 [(a-b + 1)6 – 1]

cd

Where:	a	=	dividends and interest earned during the period.
	b	=	expenses accrued for the period (net of reimbursements).
	c	=	the average daily number of shares outstanding during the period that were entitled to receive dividends.
	d	=	maximum offering price per share on the last day of the period.

For the purpose of determining net investment income earned during the period (variable “a” in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is held in its portfolio. A Fund calculates interest earned on any debt obligations held in its portfolio by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

With respect to mortgage-related obligations which are expected to be subject to monthly payments of principal and interest (“pay downs”), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) a Fund may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average maturity date is not available, or (ii) not to amortize discount or premium on the remaining security.

Undeclared earned income may be subtracted from the maximum offering price per share (variable “d” in the formula). Undeclared earned income is the net investment income that, at the end of the 30-day base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

The Distribution Rate for a specified period is calculated by dividing the total distribution per unit by the maximum offering price or net asset value on the last day of the period and then annualizing such amount.

A tax-exempt Fund’s “tax-equivalent” yield is computed as follows: (a) by dividing the portion of the Fund’s yield (calculated as above) that is exempt from both federal and state income taxes by one minus a stated combined federal and state income tax rate; (b) dividing the portion of the Fund’s yield (calculated as above) that is exempt from federal income tax by one minus a stated federal income tax rate; and (c) adding the quotient to that portion, if any, of the Fund’s yield that is not exempt from federal income tax.

Total Return Calculations. Each Fund computes its “average annual total return” by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

P (1 + T) n = ERV

Where:	P	=	hypothetical initial payment of $1,000.
	T	=	average annual total return.
	n	=	number of years.
	ERV	=	ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fraction thereof).

The Funds compute their “aggregate total return” by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

T = (ERV – 1

P)

The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and include all recurring fees charged to all shareholder accounts, assuming an account size equal to the Fund’s mean (or median) account size for any fees that vary with the size of the account. The maximum sales load and other charges deducted from payments are deducted from the initial $1,000 payment (variable “P” in the formula). The ending redeemable value (variable “ERV” in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

The average annual total returns and aggregate total returns do not include fees that may be imposed by institutions upon their customers. If such fees are included, performance of the Funds would have been lower.

The “average annual total return (after taxes on distributions)” and “average annual total return (after taxes on distributions and redemptions)” for each Fund are included in the prospectus.

“Average annual total return (after taxes on distributions)” for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the net asset value of the Funds’ Institutional Shares at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income taxes rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

“Average annual total return (after taxes on distributions and redemptions)” for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the net asset value of the Funds’ Institutional Shares at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

The Funds may from time to time include discussions or illustrations of the effects of compounding in advertisements, sales literature, communications to shareowners and other materials (“Literature”). “Compounding” refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

The Funds may also from time to time include in Literature total return figures in order to compare more accurately its performance with other measures of investment return. For example, in comparing a Fund’s total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of an index, the Fund may calculate its total return for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in shares and assuming the value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

In addition, the Funds may also include in Literature discussions and/or illustrations of the potential investment goals of a prospective investor, investment management strategies, techniques, policies or investment suitability of the Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic accounting rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities. From time to time, Literature may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund), as well as the views of the Adviser as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. The Fund may also include in Literature charts, graphs or drawings that compare the investment objective, return potential, relative stability and/or growth possibilities of the Fund and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of the Fund and/or other mutual funds. Literature may include a discussion of certain attributes or benefits to be derived by an investment in the Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments. Such Literature may include symbols, headlines or other material that highlight or summarize the information discussed in more detail therein.

MISCELLANEOUS

As of February 5, 2007, the Adviser held of record the percentage ownership of each fund as fiduciary or agent on behalf of its customers as follows:

Fund	Percentage Ownership
Bond Fund	94.76%
National Tax-Free	95.24%
Kansas Tax-Free	92.51%
Missouri Tax-Free	95.63%
Short Term Government	97.72%
Growth	92.07%
Asset Allocation	78.75%
MidCap Growth	94.24%
International Equity	94.77%
Value	94.74%
Core Equity	96.97%

As of February 5, 2007 the name, address and percentage ownership of the entities or persons who held of record or beneficially more than 5% of the outstanding Institutional Shares of The Commerce Funds were as follows:

Registration Name	Percent Ownership
Bond Fund
Mori & Co.	75.00%
Mutual Funds
P.O. Box 13366
Kansas City, MO

Hoco & Co.	12.00%
Mutual Funds
P.O. Box 13366
Kansas City, MO

National Tax-Free Intermediate Bond Fund
Mori & Co	90.00%
Mutual Funds
P.O. Box 13366
Kansas City, MO

Missouri Tax-Free Intermediate Bond Fund
Mori & Co	92.00%
Mutual Funds
P.O. Box 13366
Kansas City, MO

Short-Term Government Fund
Mori & Co	77.00%
Mutual Funds
P.O. Box 13366
Kansas City, MO

Hoco & Co.	13.00%
Mutual Funds
P.O. Box 13366
Kansas City, MO

Growth Fund
Mori & Co	45.00%
Mutual Funds
P.O. Box 13366
Kansas City, MO

Hoco & Co.	23.00%
Mutual Funds
P.O. Box 13366
Kansas City, MO

FIIOC for Qualified Benefit	10.00%
Plans 401K
FINOPS-IC Funds
100 Magellan Way KW1C
Covington, KY 41015-1987

State Street Bank & Trust Co. as	6.00%
Custodian/Trustee for Various
Retirement Plans
801 Pennsylvania Ave.
Kansas City, MO

Asset Allocation Fund
FIIOC for Qualified Employee	43.00%
Benefit Plans 401K
FINOPS-IC Funds
100 Magellan Way KW1C
Covington, KY 41015-1987

State Street Bank & Trust Co. as	11.00%
Custodian/Trustee for Various
Retirement Plans
801 Pennsylvania Ave.
Kansas City, MO

Reliance Trust Co. Custodian	7.00%
FBO Cereal Foods Processors
Retirement Plan
P.O. Box 48529
Atlanta, GA 30362-1529

Hoco & Co.	5.00%
Mutual Funds
P.O. Box 13366
Kansas City, MO

MidCap Growth Fund
Mori & Co	65.00%
Mutual Funds
P.O. Box 13366
Kansas City, MO

Hoco & Co.	13.00%
Mutual Funds
P.O. Box 13366
Kansas City, MO

FIIOC for Qualified Employee	6.00%
Benefit Plans 401K
FINOPS-IC Funds
100 Magellan Way KW1C
Covington, KY 41015-1987

International Equity Fund
Mori & Co	75.00%
Mutual Funds
P.O. Box 13366
Kansas City, MO

Hoco & Co.	10.00%
Mutual Funds
P.O. Box 13366
Kansas City, MO

Value Fund
Mori & Co	59.00%
Mutual Funds
P.O. Box 13366
Kansas City, MO

Hoco & Co.	25.00%
Mutual Funds
P.O. Box 13366
Kansas City, MO

Core Equity Fund
Mori & Co	88.00%
Mutual Funds
P.O. Box 13366
Kansas City MO

Kansas Tax-Free Intermediate Bond Fund
Mori & Co	94.00%
Mutual Funds
P.O. Box 13366
Kansas City, MO

Any persons or organizations listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to “Control” (as that term is defined in the 1940 Act) the Fund. As a result, those persons or organizations could have the ability to vote a majority of the shares of a Fund on any matter requiring the approval of shareowners of the Fund.

As used in the Statement of Additional Information and in the Prospectus of the same date, “assets belonging to a particular series of a Fund” means the consideration received by The Commerce Funds upon the issuance or sale of shares in that particular series of the Fund, together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange or liquidation of such investments, any funds or payments derived from any reinvestments of such proceeds, and a portion of any general assets of the Fund not belonging to a particular series of the Fund. Assets belonging to a particular series of the Fund are charged with the direct liabilities in respect of that particular series of the Fund and with a share of the general liabilities of the particular series of the Fund that are normally allocated in proportion to the relative net asset levels of the respective series and Funds. Determinations by the Board of Trustees as to the direct and allocable liabilities, and allocable portion of any general assets, with respect to a particular series or Fund are conclusive.

FINANCIAL STATEMENTS

The Commerce Funds’ Annual Report with respect to the Funds for the fiscal year ended October 31, 2006 has been filed with the SEC. The financial statements in such Annual Report (the “Financial Statements”) are incorporated by reference into this Statement of Additional Information. The Financial Statements included in the Annual Report for the Funds for the fiscal year ended October 31, 2006 have been audited by KPMG LLP, The Commerce Funds’ independent registered public accounting firm, whose report thereon also appears in such Annual Report and is incorporated herein by reference. The Financial Statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – The obligor’s capacity to meet its financial commitment on the obligation is satisfactory. Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher rating categories.

“A-3” – Obligor has adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – An obligation is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. Ratings of “B1”, “B-2” and “B-3” may be assigned to indicate finer distinction within the “B” category.

“C” – Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – Obligations are in payment default. This rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks – Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Investors Service (“Moody’s”) short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

“F3” – Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

“B” – Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

“D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.

“NR” – This designation indicates that Fitch does not publicly rate the associated issuer or issue.

“WD” – This designation indicates that the rating has been withdrawn and is no longer maintained by Fitch.

The following summarizes the ratings used by Dominion Bond Rating Service Limited (“DBRS”) for commercial paper and short-term debt:

“R-1 (high)”– Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits by only a small degree. Given the extremely tough definition DBRS has established for the “R-1 (high)” category, entities rated “R-1 (middle)” are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the “R-1 (low)” category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. Relative to the “R-2 (high)” category, entities rated “R-2 (middle)” typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an “R-2 (middle)” credit. However, “R-2 (low)” ratings still display a level of credit strength that allows for a higher rating than the “R-3” category, with this distinction often reflecting the issuer’s liquidity profile.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-3 category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside the issuer’s control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

“R-4” – Short-term debt rated R-4 is speculative. R-4 credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with R-4 ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

“R-5” – Short-tern debt rated R-5 is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated R-5 may have challenges that if not corrected, could lead to default.

“D” – A security rated “D” implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” – A subordinated debt or preferred stock obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A “C” also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

“D” – An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks – Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

“BB” – Securities considered to be speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

“B” – Securities considered to be highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

“CCC,” “CC” and “C” – Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

“RD” – Indicates an entity has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

“D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.

“NR” indicates that Fitch does not publicly rate the associated issue or issuer.

The following summarizes the ratings used by DBRS for long-term debt:

“AAA”– Long-term debt rated “AAA” is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a “AAA” rating.

“AA” – Long-term debt rated “AA” is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated “AAA” only to a small degree. Given the extremely restrictive definition DBRS has for the “AAA” category, entities rated “AA” are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

“A” – Long-term debt rated “A” is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of “AA” rated entities. While “A” is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

“BB” – Long-term debt rated “BB” is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the “BB” range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

“B” – Long-term debt rated “B” is highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

“CCC”, CC” and “C” – Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated “B.” Long-term debt rated below “B” often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with “CC” and “C” normally used for lower ranking debt of companies for which the senior debt is rated in the “CCC” to “B” range.

“D” – A security rated “D” implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.

(“high”, “low”) – Each rating category is denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category. The “AAA” and “D” categories do not utilize “high”, “middle”, and “low” as differential grades.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule–the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment–the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” – The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” – The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels – “MIG-1” through “MIG-3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG-1”.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Moody’s credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

APPENDIX B

As stated in the Prospectus, the Funds may enter into certain futures transactions. Some of these transactions are described in this Appendix. The Funds may also enter into futures transactions or other securities and instruments that are available in the markets from time to time.

I. Interest Rate Futures Contracts

Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, at or shortly after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

The Funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, by using futures contracts.

Interest rate future contracts can also be used by the Funds for non-hedging (speculative) purposes to increase total return.

Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although interest rate futures contracts by their terms may call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund’s entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges — principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. These exchanges may be either designated by the CFTC as a contract market or registered with the CFTC as a derivatives transaction execution facility (“DTEF”). Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. Interest rate futures also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated to varying degrees by the CFTC.

A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Ginnie Mae modified pass-through mortgage-backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

II. Index and Security Futures Contracts

A stock or bond index assigns relative values to the stocks or bonds included in the index, which fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indices, such as the S&P 500 or the New York Stock Exchange Composite Index. In contrast, certain futures contracts relate to narrower market indices, such as the S&P 100® or indexes based on an industry or market segment, such as oil and gas stocks. Since 2001, trading has been permitted in futures based on a single stock and on narrow-based security indices (as defined in the Commodity Futures Modernization Act of 2000) (together “security futures”; broader-based index futures are referred to as “index futures”). Some futures contracts are traded on organized exchanges regulated by the CFTC. These exchanges may be either designated by the CFTC as a contract market or registered with the CFTC as a DTEF. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. Futures contracts also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated by varying degrees by the CFTC. To the extent consistent with its investment objective, a Fund may also engage in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

The Funds may sell index futures and security futures contracts in order to offset a decrease in market value of their portfolio securities that might otherwise result from a market decline. The Funds may do so either to hedge the value of their portfolios as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Funds will purchase index futures and security futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

In addition, the Funds may utilize index futures and security futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that the Funds expect to narrow the range of industry groups represented in their holdings they may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Funds may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of their portfolios will decline prior to the time of sale.

Index futures and security futures contracts may also be used by a Fund for non-hedging (speculative) purposes to increase total return.

III. Futures Contracts on Foreign Currencies

A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

The Funds may also use futures contracts on foreign currencies for non-hedging (speculative) purposes to increase total return.

IV. Margin Payments

Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Funds will be required to deposit with the broker or in a segregated account with a custodian or sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Funds upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Adviser or Sub-Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate a Funds position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V. Risks of Transactions in Futures Contracts

There are several risks in connection with the use of futures by the Funds, even if the futures are used for hedging (non-speculative) purposes. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Funds may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Adviser or Sub-Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Advisers or Sub-Advisers. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

When futures are purchased to hedge against a possible increase in the price of securities or a currency before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser or Sub-Adviser may still not result in a successful hedging transaction over a short time frame.

In general, positions in futures may be closed out only on an exchange, board of trade or other trading facility, which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on trading facilities where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any trading facility will exist for any particular contract or at any particular time. In such an event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Successful use of futures by Funds is also subject to the Investment Adviser’s and Sub-Adviser’s ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Futures purchased or sold by a Fund (and related options) may be traded on foreign exchanges. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC regulations and the rules of the National Futures Association and any domestic exchange or other trading facility (including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange), nor the protective measures provided by the Securities and Exchange Commission’s rules relating to security futures. In particular, the investments of the Funds in foreign futures, or foreign options transactions may not be provided the same protections in respect to transactions on United States futures trading facilities. In addition, the price of any foreign futures or foreign options contract and, therefore the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

VI. Options on Futures Contracts

The Funds may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option of a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above. Net option premiums received will be included as initial margin deposits. As an example, in anticipation of a decline in interest rates, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which a Fund intends to purchase. Similarly, if the value of the securities held by a Fund is expected to decline as a result of an increase in interest rates, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market).

See "Risks of Transactions in Futures Contracts" above. In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VII. Other Matters

The Funds intend to comply with the regulations of the CFTC exempting it from registration as a “Commodity Pool Operator.” The Funds are operated by persons who have claimed an exclusion from the definition of the term “Commodity Pool Operator” under the Commodity Exchange Act and, therefore, are not subject to registration or regulations as a pool operator under such Act. Accounting for futures contracts will be in accordance with generally accepted accounting principles.

APPENDIX C

AllianceBernstein

Firm Policy

Statement of Policies and Procedures for

Proxy Voting

1. Introduction

As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein’s growth and value investment groups investing on behalf of clients in both US and non-US securities.

2. Proxy Policies

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

2.1. Corporate Governance

AllianceBernstein’s proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for

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equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support non-binding shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.

2.2. Elections of Directors

Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

2.3. Appointment of Auditors

AllianceBernstein believes that the company remains in the best position to choose the auditors and will generally support management’s recommendation. However, we recognize that there may be inherent conflicts when a company’s independent auditor performs substantial non-audit related services for the company. Although we recognize that there may be special circumstances that could lead to high levels of non-audit fees in some years, we would normally consider non-audit fees in excess of 70% of total fees paid to the auditing firm to be disproportionate. Therefore, absent unique circumstances, we may vote against the appointment of auditors if the fees for non-audit related services exceed 70% of the total fees paid by the company to the auditing firm or there are other reasons to question the independence of the company’s auditors.

2.4. Changes in Legal and Capital Structure

Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with the company’s management on such proposals. However, we will review and analyze

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on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device.

2.5. Corporate Restructurings, Mergers and Acquisitions

AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

2.6. Proposals Affecting Shareholder Rights

AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

2.7. Anti-Takeover Measures

AllianceBernstein believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

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2.8. Executive Compensation

AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted. With regard to stock award or option plans, we consider whether the option exercise prices are below the market price on the date of grant and whether an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that have below market value exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. We will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.

2.9. Social and Corporate Responsibility

AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3. Proxy Voting Procedures

3.1. Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate

C-4

management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

3.2. Conflicts of Interest

AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AllianceBernstein sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, AllianceBernstein may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients’ best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of AllianceBernstein’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests.

Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

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3.3. Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein’s voting instructions. Although it is AllianceBernstein’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

3.4. Loaned Securities

Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

3.5. Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

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THE COMMERCE FUNDS

FORM N-1A

PART C. OTHER INFORMATION

Item 23.	EXHIBITS

(a)	Trust Instrument dated February 7, 1994.[1]

(b)	Amended and Restated Bylaws of Registrant.[16]

(c)	Not applicable.

(d)	(1)	Advisory Agreement among Registrant, Commerce Bank, N.A. (St. Louis) and Commerce Bank, N.A. (Kansas City).[1]

	(2)	Addendum No. 1 to Advisory Agreement among Registrant, Commerce Bank, N.A. (St. Louis) and Commerce Bank, N.A. (Kansas City) with respect to the Value Fund.[3]

	(3)	Addendum No. 2 to Advisory Agreement between Registrant and Commerce Bank, N.A. with respect to the Core Equity Fund and the Kansas Tax-Free Intermediate Bond Fund.[7]

	(4)	Assignment and Assumption Agreement dated May 1, 2001 among Registrant, Commerce Bank, N.A. and Commerce Investment Advisors, Inc.[9]

	(5)	Addendum No. 3 to Advisory Agreement between Registrant and Commerce Investment Advisors, Inc. with respect to the Asset Allocation Fund.[11]

	(6)	Amended and Restated Waiver and Reimbursement Agreement between Commerce Investment Advisors, Inc. and The Commerce Funds dated as of September 19, 2005. [16]

	(7)	Amended and Restated Waiver and Reimbursement Agreement between Commerce Investment Advisors, Inc. and The Commerce Funds dated as of November 15, 2006. [19]

	(8)	Sub-Advisory Agreement dated May 1, 2002 between Commerce Bank, N.A. and Bank of Ireland Asset Management (U.S.) Limited. [11]

		(9)	Interim Sub-Advisory Agreement dated May 11, 2005 between Commerce Investment Advisors, Inc. and Bank of Ireland Asset Management (U.S.) Limited. [16]

		(10)	Sub-Advisory Agreement dated September 19, 2005 between Commerce Investment Advisors, Inc. and Alliance Capital Management L.P.[16]

		(11)	Waiver Agreement between Commerce Investment Advisors, Inc. and Alliance Capital Management L.P.[16]

(e	)	Distribution Agreement between Registrant and Goldman, Sachs & Co.[1]

		(1)	Addendum No. 1 to Distribution Agreement between Registrant and Goldman, Sachs & Co. with respect to the Value Fund.[3]

		(2)	Addendum No. 2 to Distribution Agreement between Registrant and Goldman, Sachs & Co. with respect to the Core Equity Fund and the Kansas Tax-Free Intermediate Bond Fund.[7]

		(3)	Addendum No. 3 to Distribution Agreement between Registrant and Goldman, Sachs & Co. with respect to the Asset Allocation Fund.[11]

(f	)	(1)	Amended and Restated Deferred Compensation Plan and Forms of Agreement.[17]

(g	)	(1)	Custodian Agreement between Registrant and State Street Bank and Trust Company.[1]

		(2)	Letter Agreement to Custodian Agreement between Registrant and State Street Bank and Trust Company with respect to the Core Equity Fund and the Kansas Tax-Free Intermediate Bond Fund.[7]

		(3)	Letter Agreement to Custodian Agreement between Registrant and State Street Bank and Trust Company with respect to the Missouri Tax-Free Intermediate Bond Fund and National Tax-Free Intermediate Bond Fund.[7]

		(4)	Amendment dated June 28, 2001 to Custodian Contract dated December 1, 1994 between Registrant and State Street Bank and Trust Company.[9]

		(5)	Letter Agreement to Custodian Agreement between Registrant and State Street Bank and Trust Company with respect to the Asset Allocation Fund.[11]

(h)	(1)	Administration Agreement between Registrant and Goldman Sachs Asset Management.[1]

	(2)	Addendum No. 1 to Administration Agreement between Registrant and Goldman Sachs Asset Management with respect to the Value Fund.[3]

	(3)	Addendum No. 2 to Administration Agreement between Registrant and Goldman Sachs Asset Management with respect to the Core Equity Fund and the Kansas Tax-Free Intermediate Bond Fund.[7]

	(4)	Addendum No. 3 to Administrative Agreement between Registrant and Goldman Sachs Asset Management with respect to the Asset Allocation Fund.[11]

	(5)	Co-Administration Agreement among Registrant, Goldman Sachs Asset Management and Commerce Investment Advisors, Inc.[16]

	(6)	Waiver and Reimbursement Agreement between Registrant and Commerce Investment Advisors, Inc.[16]

	(7)	Amendment No. 1 to Co-Administration Agreement between Registrant, Goldman Sachs Asset Management and Commerce Investment Advisors, Inc. [19]

	(8)	Transfer Agency Agreement between Registrant and State Street Bank and Trust Company.[1]

	(9)	Letter Agreement to Transfer Agency Agreement between Registrant and State Street Bank and Trust Company with respect to the Core Equity Fund and the Kansas Tax-Free Intermediate Bond Fund.[7]

	(10)	Letter Agreement to Transfer Agency Agreement between Registrant and State Street Bank and Trust Company with respect to the Asset Allocation Fund.[11]

	(11)	Letter Agreement to Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company with respect to the Value Fund (formerly known as the Growth and Income Fund).[13]

	(12)	Amended and Restated Shareholder Administrative Services Plan for Institutional Shares and related Servicing Agreement.[14]

(i)	Opinion of Drinker Biddle & Reath LLP.[19]

(j)	(1)	Consent of Drinker Biddle & Reath LLP (included in Exhibit (i) above).

	(2)	Consent of Independent Registered Public Accounting Firm.[19]

(k)	Not Applicable.

(l)	(1)	Purchase Agreement between Registrant and Initial Trustee.[1]

	(2)	Purchase Agreement between Registrant and Goldman, Sachs & Co.[1]

	(3)	Purchase Agreement between Registrant and Commerce Bank, N.A.[1]

	(4)	Purchase Agreement between Registrant and Goldman, Sachs & Co.[3]

	(5)	Purchase Agreement between Registrant and Goldman, Sachs & Co.[7]

	(6)	Purchase Agreement between Registrant and Goldman, Sachs & Co.[6]

	(7)	Purchase Agreement between Registrant and Goldman, Sachs & Co.[11]

(p)	(1)	Code of Ethics for The Commerce Funds.[14]

	(2)	Code of Ethics for Commerce Investment Advisors, Inc.[15]

	(3)	Code of Ethics for Goldman, Sachs & Co; Goldman Sachs Asset Management L.P., Goldman Sachs Asset Management International, Goldman Sachs Hedge Fund Strategies LLC and GS Investment Strategies, LLC.[19]

	(4)	Code of Business Conduct and Ethics for Alliance Capital Management L.P.[16]

1.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on June 30, 1995.
2.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-1A filed on December 13, 1996.
3.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 6 to Registrant’s Registration Statement on Form N-lA filed on September 16, 1997.
4.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-lA filed on March 2, 1998.
5.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-lA filed on December 18, 1998.
6.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A filed on October 18, 2000.
7.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant’s Registration Statement on Form N-lA filed on December 15, 2000.
8.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 15 to Registrant’s Registration Statement on Form N-1A filed on February 21, 2001.
9.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 16 to Registrant’s Registration Statement on Form N-lA filed on February 28, 2002.
10.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A filed on July 8, 2002.
11.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 20 to Registrant’s Registration Statement on Form N-1A filed on December 20, 2002.
12.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-1A filed on February 26, 2003.

13.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A filed on February 27, 2004.
14.	Filed electronically as Exhibit (o)(1) and incorporated herein by reference to Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-1A filed on December 23, 2004.
15.	Filed electronically as an Exhibit (except for Exhibit (p)(2); (p)(3); and (p)(4), which were filed as Exhibit (o)(2); (o)(3); and (o)(4), respectively) and incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A filed on February 25, 2005.
16.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-1A filed on December 28, 2005.
17.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A filed on February 24, 2006.
18.	Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A filed on March 1, 2006.
19.	Filed herewith.

Item 24.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

Registrant is controlled by its Board of Trustees. As of the date of this Registration Statement, no person is controlled by or under common control with the Registrant.

Item 25.	INDEMNIFICATION

Section XIII of the Distribution Agreement between the Registrant and Goldman, Sachs & Co. (“Goldman”) provides for indemnification of Goldman in connection with certain claims and liabilities to which Goldman, in its capacity as Registrant’s Distributor, may be subject. Copies of the Distribution Agreement are incorporated herein by reference as Exhibits 23(e) and (h), respectively.

Registrant has obtained from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions.

In addition, Section 10.2 of Registrant’s Trust Instrument, a copy of which is incorporated herein by reference as Exhibit 23(a), provides for indemnification of the Trustees and officers as follows:

Section 10.2 Indemnification. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, provided that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter or willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 10.2, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

The Trust shall indemnify officers, and shall have the power to indemnify representatives and employees of the Trust, to the same extent that Trustees are entitled to indemnification pursuant to this Section 10.2.

Section 10.3 of Registrant’s Trust Instrument provides for indemnification of shareholders as follows:

Section 10.3 Shareholders. In case any Shareholder or former Shareholder of any Series shall be held to be personally liable solely by reason of his being or having been a Shareholder of such Series and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives, or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

(a) Commerce Investment Advisors, Inc., the Registrant’s investment adviser, provides a comprehensive range of financial services.

(b) Set forth below is a list of all of the directors and senior executive officers of Commerce Investment Advisors, Inc. and, with respect to each such person, the name and business address of the company or companies (if any) with which such person has been connected at any time since November 1, 2004, as well as the capacity in which such person was connected.

Name and Position with Commerce Investment Advisors, Inc.	Name and Principal Business Address of Other Company	Connection with Other Company
Mr. Vernon R. Stranghoener Director	Commerce Bank, N.A. 8000 Forsyth Clayton, MO 63105 (October 1999 to present)	President of The Commerce Trust Company, a division of Commerce Bank, N.A.

Mr. J.J. Landers Carnal, CFA Executive Vice President, Chief Investment Officer & Director	Commerce Bank, N.A. 8000 Forsyth Clayton, MO 63105 (June 2000 to present)	Executive Vice President

Mr. Larry Franklin, Sr. President & Director	Commerce Bank, N.A. 922 Walnut Street Kansas City, MO (1993 to present)	Senior Vice President

Name and Position with Commerce Investment Advisors, Inc.	Name and Principal Business Address of Other Company	Connection with Other Company

Mr. William R. Schuetter Vice President and Chief Operating Officer	Commerce Bank, N.A. 922 Walnut Street Kansas City, MO 64106 (1998 to present)	Vice President

Ms. Angela Dew Chief Compliance Officer	Commerce Bank, N.A. 922 Walnut Street Kansas City, MO 64106 (November 2006 to present)

(a) AllianceBernstein L.P., (“AllianceBernstein”) the Registrant’s investment sub-adviser, provides a comprehensive range of financial services.

(b) Set forth below is a list of all of the directors and senior executive officers of AllianceBernstein and, with respect to each such person, the name and business address of the company or companies (if any) with which such person has been connected at any time since November 1, 2004 as well as the capacity in which such person was connected.

Name and Position with AllianceBernstein L.P.	Name and Principal Business Address of Other Company	Connection with Other Company

AllianceBernstein Corp. (AB)	N/A	General Partner

AllianceBernstein Holding L.P.	N/A	Limited Partner

AXA Equitable Life Insurance Company (AELIC)	N/A	Limited Partner

Lewis A. Sanders Chairman of the Board and Chief Executive Officer	AB (1)	Chairman of the Board and Chief Executive Officer

Dominique Carrel-Billiard Director	AXA (2)	Senior Vice President

Name and Position with AllianceBernstein L.P.	Name and Principal Business Address of Other Company	Connection with Other Company
Henri DeCastries Director	AXA (2)	Chairman, Management Board

	AELIC (3)	Director

	AXA Financial (3)	Chairman of the Board

Christopher M. Condron Director	AXA Financial (3)	Director, President and Chief Executive Officer

	AELIC (3)	Chairman and Chief Executive Officer

	AXA (2)	Equitable Member of the Management Board

Denis Duverne Director	AXA (2)	Chief Financial Officer

	AELIC (3)	Director

Peter Etzenbach Director	AB (1)	Director

	AXA (2)	Senior Vice President

Weston M. Hicks Director	AB (1)	Director

	Alleghany Corporation (5)	President and Chief Executive Officer

Gerald M. Lieberman President, Chief Operating Officer and Director	AB (1)	President and Chief Operating Officer

Lorie A. Slutsky Director	AB (1)	Director

	The New York Community Trust (6)	President and Chief Executive Officer

A.W. (Pete) Smith, Jr. Director	AB (1)	Director

	The Private Sector Council (7)	President and Chief Executive Officer

Peter J. Tobin Director	St. John’s University (8)	Special Assistant to the President

Lawrence H. Cohen Executive Vice President	AB (1)	Executive Vice President

Name and Position with AllianceBernstein L.P.	Name and Principal Business Address of Other Company	Connection with Other Company
Laurence E. Cranch Executive Vice President and General Counsel	AB (1)	Executive Vice President and General Counsel

Sharon E. Fay Executive Vice President	AB (1)	Executive Vice President

Marilyn G. Fedak Executive Vice President	AB (1)	Executive Vice President

Mark R. Gordon Executive Vice President	AB (1)	Executive Vice President

Thomas S. Hexner Executive Vice President	AB (1)	Executive Vice President

Mark R. Manley Senior Vice President and Chief Compliance Officer	AB (1)	Senior Vice President and Chief Compliance Officer

Seth J. Masters Executive Vice President	AB (1)	Executive Vice President

Marc O. Mayer Executive Vice President	AB (1)	Executive Vice President

Douglas J. Peebles Executive Vice President	AB (1)	Executive Vice President

Jeffrey S. Phlegar Executive Vice President	AB (1)	Executive Vice President

James G. Reilly Executive Vice President	AB (1)	Executive Vice President

Paul C. Rissman Executive Vice President	AB (1)	Executive Vice President

Name and Position with AllianceBernstein L.P.	Name and Principal Business Address of Other Company	Connection with Other Company
Lisa A. Shalett Executive Vice President	AB (1)	Executive Vice President

David A. Steyn Executive Vice President	AB (1)	Executive Vice President

Christopher M. Toub Executive Vice President	AB (1)	Executive Vice President

(1)	1345 Avenue of the Americas, New York, NY 10105
(2)	25 Avenue Matignon, Paris 75008
(3)	1290 Avenue of the Americas, New York, NY 10104
(4)	One Fawcett Place, Greenwich, CT 06830
(5)	7 Times Square Tower, New York, NY 10036
(6)	909 Third Avenue, New York, NY 10022
(7)	1101 16th Street, N.W., Suite 300, Washington, D.C. 20036-4813
(8)	8000 Utopia Parkway, Queens, New York 11439

Item 27.	PRINCIPAL UNDERWRITERS

(a) Goldman, Sachs & Co., or an affiliate or a division thereof currently serves as distributor of the units of Trust for Credit Unions, for shares of Goldman Sachs Trust and for shares of Goldman Sachs Variable Insurance Trust. Goldman, Sachs & Co., or a division thereof, currently serves as administrator and distributor of the shares of The Commerce Funds.

(b) Set forth below is certain information pertaining to the Managing Directors of Goldman, Sachs & Co., the Registrant’s principal underwriter, who are members of The Goldman Sachs Group, Inc.’s Management Committee. None of the members of the management committee holds a position or office with the Registrant.

GOLDMAN SACHS MANAGEMENT COMMITTEE

Name and Principal Business Address	Position with Goldman, Sachs & Co.
Lloyd C. Blankfein (1)	Chairman and Chief Executive Officer

Alan M. Cohen (5)	Global Head of Compliance, Managing Director

Gary D. Cohn (1)	Managing Director

Christopher A. Cole (1)	Managing Director

J. Michael Evans (5)	Managing Director

Edward C. Forst (1)	Managing Director

Richard A. Friedman (1)	Managing Director

Richard J. Gnodde (8)	Managing Director

Suzanne M. Nora Johnson (5)	Managing Director

Scott B. Kapnick (3)	Managing Director

Kevin W. Kennedy (1)	Managing Director

Peter S. Kraus (5)	Managing Director

Masanori Mochida (6)	Managing Director

Thomas K. Montag (5)	Managing Director

Gregory K. Palm (1)	General Counsel and Managing Director

John F.W. Rogers (1)	Managing Director

Eric S. Schwartz (5)	Managing Director

Michael S. Sherwood (7)	Managing Director

David M. Solomon (5)	Managing Director

Esta E. Stecher (5)	General Counsel and Managing Director

David A. Viniar (4)	Managing Director

John S. Weinberg (1)	Managing Director

Jon Winkelried (3)	Managing Director

(1)	85 Broad Street, New York, NY 10004
(2)	32 Old Slip, New York, NY 10005
(3)	Peterborough Court, 133 Fleet Street, London EC4A 2BB, England
(4)	10 Hanover Square, New York, NY 10005
(5)	One New York Plaza, New York, NY 10004
(6)	12-32, Akasaka I-chome, Minato-Ku, Tokyo 107-6006, Japan
(7)	River Court, 120 Fleet Street, London EC4A 2QQ, England
(8)	Cheung Kong Center, 68th Floor, 2 Queens Road Central, Hong Kong, China

(c)	Not Applicable.

Item 28.	LOCATION OF ACCOUNTS AND RECORDS

(1)	Commerce Investment Advisors, Inc., 8000 Forsyth Boulevard, St. Louis, Missouri, and 922 Walnut Street, Kansas City, Missouri (records relating to their functions as investment adviser and co-administrator to each of Registrant’s investment portfolios).

(2)	AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105 (records relating to its function as sub-investment adviser to Registrant’s International Equity Fund).

(3)	Goldman, Sachs & Co., 32 Old Slip, New York, New York (records relating to its function as co-administrator and distributor to each of Registrant’s investment portfolios).

(4)	State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts (records relating to its function as custodian, transfer agent, and fund accountant to each of Registrant’s investment portfolios).

(5)	Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996 (Registrant’s Trust Instrument, By-Laws and minute books).

Item 29.	MANAGEMENT SERVICES

Not Applicable.

Item 30.	UNDERTAKINGS

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 29 under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 29 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Kansas City, State of Missouri, on the 27th day of February, 2007.

THE COMMERCE FUNDS
Registrant

/s/ Larry Franklin
Larry Franklin
President

Pursuant, to the requirements of the Securities Act of 1933, this Post-Effective Amendment to Registrant’s Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/ Charles Rizzo	Treasurer	February 27, 2007
Charles Rizzo	(Principal Accounting Officer
and Principal Financial Officer)

/s/ David L. Bodde	Trustee	February 27, 2007
David L. Bodde

/s/ Martin E. Galt, III	Trustee	February 27, 2007
Martin E. Galt, III

/s/ John Eric Helsing	Trustee, Chairman	February 27, 2007
John Eric Helsing

/s/ Charles W. Peffer	Trustee	February 27, 2007
Charles W. Peffer

THE COMMERCE FUNDS

EXHIBIT INDEX

Exhibits

(d)(7)	Amended and Restated Waiver and Reimbursement Agreement between Commerce Investment Advisors, Inc. and The Commerce Funds dated as of November 15, 2006.

(h)(7)	Amendment No. 1 to Co-Administration Agreement between Registrant, Goldman Sachs Asset Management and Commerce Investment Advisors, Inc.

(i)	Opinion of Drinker Biddle & Reath LLP.

(j)(2)	Consent of Independent Registered Public Accounting Firm.

(p)(3)	Code of Ethics for Goldman, Sachs & Co., Goldman Sachs Asset Management, L.P., Goldman Sachs Asset Management International, Goldman Sachs Hedge Fund Strategies LLC and GS Investment Strategies, LLC.